         [LOGO OF ENTERPRISE]

   2001 Semi-Annual Report
   June 30, 2001

          Aggressive Stock
          Mid-Cap Growth Portfolio
          Multi-Cap Growth Portfolio
          Small Company Growth Portfolio
          Small Company Value Portfolio
          Stock
          Capital Appreciation Portfolio
          Equity Portfolio
          Equity Income Portfolio
          Growth Portfolio
          Growth and Income Portfolio
          International/Global
          Emerging Countries Portfolio
          International Growth Portfolio
          Worldwide Growth Portfolio
          Domestic Hybrid
          Balanced Portfolio
          Managed Portfolio
          Income
          High-Yield Bond Portfolio

                         Enterprise Accumulation Trust
                           Mid-Cap Growth Portfolio
                             SUBADVISER'S COMMENTS

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $29.4 billion in assets under management, became subadviser to the Portfolio on May 1, 2001. Nicholas-Applegate's normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Mid-Cap Growth Portfolio is to seek long-term capital appreciation.

Investment Strategies

The Mid-Cap Growth Portfolio primarily invests in companies with mid-sized market capitalizations. Mid-sized companies are those with market capitalizations corresponding to the middle 90 percent of the Russell Mid-Cap Growth Index, as measured at the time of purchase by the Portfolio. Normally, the Portfolio invests at least 75 percent of its total assets in common stocks of U.S. mid-sized companies.

The subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

The subadviser expects a high portfolio turnover rate of 200 percent or more. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 30 percent of its total assets, including collateral received for securities lent.

First Half 2001 Performance Review

Gloomy economic news on a number of fronts beleaguered the equities markets for the first three months of 2001: a spate of earnings disappointments, a deceleration in industrial production and corporate spending on capital equipment, rising business inventories and shaken consumer confidence contributed to the market's decline. Against this uncertain backdrop, mid-cap growth stocks rose in the second quarter. A widely expected interest-rate cut and news that the Microsoft Corporation's anti-trust case had been dropped served to bolster returns toward month end.

The Portfolio under-performed the benchmark Russell Mid-Cap Growth Index due to stock selection in technology and energy stocks. Stock selection in the retail trade and utilities sectors positively impacted returns compared to the Index.

Abercrombie & Fitch Company and Nvidia Corp led top-performing stocks during the period. Abercrombie & Fitch Company, a clothing retailer, posted the industry's highest operating margin in 2000 and boasts a strong brand name. Nvidia Corp., which develops and markets 3D graphics processors, is enjoying accelerating earnings growth and high profit margins.

                         ENTERPRISE Accumulation Trust

                           Mid-Cap Growth Portfolio
                             SUBADVISER'S COMMENTS


Future Investment Strategy

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Portfolio everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industries/sectors, thereby providing ample diversification. Portfolios remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Portfolio toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

Investments in mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                    [PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                           MID-CAP GROWTH PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                      Number
                                    of Shares
                                   or Principal
                                      Amount      Value
Common Stocks -- 88.01%
----------------------------------------------------------
Apparel & Textiles -- 2.59%
----------------------------------------------------------
American Eagle Outfitters Inc. (a)     480      $  16,915
Banking -- 1.72%
----------------------------------------------------------
Northern Trust Corporation........     180         11,250
Biotechnology -- 2.09%
----------------------------------------------------------
Invitrogen Corporation (a)........     190         13,642
Broadcasting -- 3.22%
----------------------------------------------------------
Hispanic Broadcasting Corporation.     420         12,050
Univision Communications Inc.
 (Class A) (a)....................     210          8,984
                                                ---------
                                                   21,034
Building & Construction -- 1.77%
----------------------------------------------------------
Lowes Companies Inc...............     160         11,608
Business Services -- 2.47%
----------------------------------------------------------
Concord EFS Inc. (a)..............     310         16,123
Communications -- 3.24%
----------------------------------------------------------
Bocade Communications
 Systems Inc. (a).................     340         14,957
PMC-Sierra Inc. (a)...............     200          6,214
                                                ---------
                                                   21,171
Computer Services -- 3.15%
----------------------------------------------------------
Comverse Technology Inc. (a)......     150          8,565
VeriSign Inc. (a).................     200         12,002
                                                ---------
                                                   20,567
Computer Software -- 11.88%
----------------------------------------------------------
Citrix Systems Inc. (a)...........     650         22,685
Mercury Interactive
 Corporation (a)..................     320         19,168
Openwave Systems Inc. (a).........     300         10,410
PeopleSoft Inc. (a)...............     340         16,738
Peregrine Systems Inc. (a)........     300          8,700
                                                ---------
                                                   77,701
Crude & Petroleum -- 1.04%
----------------------------------------------------------
Ensco International Inc...........     290          6,786
Electronics -- 1.58%
----------------------------------------------------------
QLogic Corporation (a)............     160         10,312
Energy -- 2.94%
----------------------------------------------------------
Calpine Corporation (a)...........     140          5,292
Dynegy Inc........................     300         13,950
                                                ---------
                                                   19,242
Finance -- 5.20%
----------------------------------------------------------
Capital One Financial Corporation.     280         16,800
Providian Financial Corporation...     290         17,168
                                                ---------
                                                   33,968
Hotels & Restaurants -- 3.02%
----------------------------------------------------------
Starbucks Corporation (a).........     860         19,780
Medical Instruments -- 1.16%
----------------------------------------------------------
Guidant Corporation (a)...........     210          7,560

                                                   Number
                                                 of Shares
                                                or Principal
                                                   Amount      Value
         Medical Services -- 4.00%
         --------------------------------------------------------------
         Quintiles Transnational
          Corporation (a)......................     440      $  11,110
         Wellpoint Health Networks Inc. (a)....     160         15,078
                                                             ---------
                                                                26,188
         Oil Services -- 5.08%
         --------------------------------------------------------------
         Baker Hughes Inc......................     220          7,370
         Nabors Industries Inc. (a)............     230          8,556
         Rowan Companies Inc...................     350          7,735
         Smith International Inc...............     160          9,584
                                                             ---------
                                                                33,245
         Pharmaceuticals -- 15.20%
         --------------------------------------------------------------
         Allergan Inc..........................     230         19,665
         Forest Laboratories Inc. (a)..........     170         12,070
         Gilead Sciences Inc. (a)..............     110          6,401
         Human Genome Sciences Inc. (a)........     160          9,640
         IDEC Pharmaceuticals
          Corporation (a)......................     290         19,630
         Millennium Pharmaceuticals Inc. (a)...     410         14,588
         Protein Design Labs Inc. (a)..........     200         17,352
                                                             ---------
                                                                99,346
         Printing & Publishing -- 1.44%
         --------------------------------------------------------------
         Lexmark International Group Inc.
          (Class A) (a)........................     140          9,415
         Retail -- 1.53%
         --------------------------------------------------------------
         Bed Bath & Beyond Inc. (a)............     320          9,984
         Semiconductors -- 7.99%
         --------------------------------------------------------------
         Advanced Micro Devices Inc. (a).......     310          8,953
         Altera Corporation (a)................     290          8,410
         Applied Micro Circuits Corporation (a)     450          7,740
         KLA-Tencor Corporation (a)............     280         16,372
         Novellus Systems Inc. (a).............     190         10,790
                                                             ---------
                                                                52,265
         Technology -- 3.94%
         --------------------------------------------------------------
         Extreme Networks Inc. (a).............     310          9,145
         Lam Research Corporation (a)..........     440         13,046
         Waters Corporation (a)................     130          3,589
                                                             ---------
                                                                25,780
         Telecommunications -- 1.76%
         --------------------------------------------------------------
         Crown Castle International
          Corporation (a)......................     700         11,480
                                                             ---------
         Total Common Stocks
         (Identified cost $578,467).........................   575,362
         --------------------------------------------------------------
         Total Investments
         (Identified cost $578,467)......................... $ 575,362
         Other Assets Less Liabilities -- 11.99%............    78,391
                                                             ---------
         Net Assets -- 100%................................. $ 653,753
         --------------------------------------------------------------

(a) Non-income producing security.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                          Multi-Cap Growth Portfolio
                             SUBADVISER'S COMMENTS

Fred Alger Management, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Fred Alger Management, Inc. ("Alger"), which has approximately $15.7 billion in assets under management, became the subadviser to the Portfolio on July 15, 1999. Alger's normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Multi-Cap Growth Portfolio is to seek long-term capital appreciation.

Investment Strategies

The Multi-Cap Growth Portfolio invests primarily in growth stocks. The subadviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition.

First Half 2001 Performance Review

The 2000 calendar year ended on a sour note following the U.S. Federal Reserve's ("Fed") December 19th decision not to cut interest rates despite a rapidly slowing economy. Fortunately, January 2001 brought some positive news for equity markets. On January 3rd, the Fed slashed interest rates by 0.50 percent in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a $1.6 trillion tax cut, also aimed at the slowing economy. Finally, the Fed proceeded to cut interest rates by an additional 0.50 percent on January 31st after its regular meeting. Most stocks acted positively to these events and moved in a positive direction during January, with the Nasdaq leading the rally.

Unfortunately, the remainder of the first quarter proved to be a disaster for equity markets. Throughout February and March, an ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing share prices to collapse to new lows. During March, the Nasdaq broke through the 2,000 level and the Dow Jones broke through the 10000 level, with both benchmarks on their way to two-year lows. While technology stocks and growth stocks did lead the market downward, the eventual breakdown of non-technology stocks and value stocks provided evidence of a full-fledged market capitulation. When the Fed cut interest rates by another 0.50 percent after its March 20th meeting, the third such cut in a three-month time span, the market failed to respond in a positive fashion. The first quarter concluded with some investors in a panic, and other investors anticipating a rapidly approaching market bottom.

On April 4th, the Nasdaq bottomed at 1620, and then proceeded to bounce strongly off this low over the following two weeks. On April 18th, the Fed surprised investors with yet another intra-meeting 0.50 percent rate cut. The move proved to be a strong stimulus for the already recovering market. Equity indices finished the month of April strong, with the Nasdaq closing at 2116, an increase of more than 30 percent from its April 4th low.

The market failed to maintain its positive direction during May despite another
0.50 percent Fed rate cut on May 15th, as persistent profit warnings and weak economic data created continued apprehensiveness on the part of many investors. The Nasdaq appreciated in the days following the rate cut, but gave back its new gains by the end of the month. Equity markets continued to tread water during June, drifting mostly lower, but staying well above their previous lows. Equities rallied slightly at the end of the month in response to the June 27th Fed meeting, which resulted in a 0.25 percent rate cut. This brought the cumulative number of rate cuts thus far in 2001 to six, aggregating 2.75 percent. Nonetheless, the first half concluded with no significant upward momentum for either the economy or the stock market.

The first half of 2001 saw mixed results for the Enterprise Multi-Cap Growth Portfolio. The Portfolio's aggressive style made it susceptible to the weak performance of the market, as Alger's growth stock philosophy impaired returns during a period in which value strongly outperformed growth. Fortunately, a reduced technology weighting and strong security

                         ENTERPRISE Accumulation Trust

                          Multi-Cap Growth Portfolio
                             SUBADVISER'S COMMENTS

selection prevented the Portfolio from experiencing losses as dramatic as those experienced by many of its aggressive growth fund peers.

Future Investment Strategy

Currently, there is some evidence that the economy is starting to improve. Consumer spending remains adequate, if not robust, and housing is strong. Nevertheless, it is true that corporate profits are being squeezed tremendously. However, history tells us that the market is always considerably higher twelve months after the Fed begins a series of rate cuts. It should be remembered that the rate cuts began on January 3rd and therefore we still have six months to go. The economy is said to begin to rebound six to nine months after the Fed begins cutting rates. Consequently, the U.S. economy should begin to see the earliest signs of this in the third quarter. Investors should not be discouraged that there has been no activity yet.

While technology stocks continue to be a part of the Portfolio, their allocation within the Portfolio has been reduced greatly. Clearly, the Portfolio is now far more diversified than it was throughout most of 2000. Alger's reliance on comprehensive, in-house fundamental research will ensure that the Portfolio remains stocked with the most appealing growth investments.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators does not imply the future performance of any Enterprise Portfolio.

                                    [PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                          MULTI-CAP GROWTH PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                               Number
                                             of Shares
                                            or Principal
                                               Amount       Value
           Domestic Common Stocks -- 88.50%
           -----------------------------------------------------------
           Advertising -- 0.54%
           -----------------------------------------------------------
           Omnicom Group Inc...............     7,000    $    602,000
           Aerospace -- 2.98%
           -----------------------------------------------------------
           General Dynamics Corporation....    23,150       1,801,302
           United Technologies Corporation.    20,900       1,531,134
                                                         ------------
                                                            3,332,436
           Banking -- 2.58%
           -----------------------------------------------------------
           Bank of New York Company Inc....    41,800       2,006,400
           Northern Trust Corporation......    14,000         875,000
                                                         ------------
                                                            2,881,400
           Biotechnology -- 2.81%
           -----------------------------------------------------------
           Amgen Inc. (a)..................    40,000       2,427,200
           Enzon Inc. (a)..................    11,450         715,625
                                                         ------------
                                                            3,142,825
           Cable -- 2.14%
           -----------------------------------------------------------
           Comcast Corporation.............    55,200       2,395,680
           Computer Hardware -- 3.23%
           -----------------------------------------------------------
           Cisco Systems Inc. (a)..........   104,100       1,894,620
           EMC Corporation (a).............    59,150       1,718,307
                                                         ------------
                                                            3,612,927
           Computer Services -- 2.15%
           -----------------------------------------------------------
           Sun Microsystems Inc. (a).......   152,900       2,403,588
           Computer Software -- 5.76%
           -----------------------------------------------------------
           Intuit Inc. (a).................    47,600       1,903,524
           Microsoft Corporation (a).......    44,900       3,277,700
           Openwave Systems Inc. (a).......    36,150       1,254,405
                                                         ------------
                                                            6,435,629
           Electrical Equipment -- 1.93%
           -----------------------------------------------------------
           General Electric Company........    44,150       2,152,313
           Energy -- 1.32%
           -----------------------------------------------------------
           Calpine Corporation (a).........    20,500         774,900
           Duke Energy Corporation.........    18,000         702,180
                                                         ------------
                                                            1,477,080
           Finance -- 0.75%
           -----------------------------------------------------------
           Stilwell Financial Inc..........    24,900         835,644
           Food, Beverages & Tobacco -- 2.19%
           -----------------------------------------------------------
           Philip Morris Companies Inc.....    48,150       2,443,613
           Health Care -- 0.46%
           -----------------------------------------------------------
           Medtronic Inc...................    11,200         515,312
           Insurance -- 3.06%
           -----------------------------------------------------------
           Marsh & McLennan
            Companies Inc..................    33,800       3,413,800
           Media -- 2.55%
           -----------------------------------------------------------
           AOL Time Warner Inc. (a)........    53,700       2,846,100
           Medical Services -- 3.45%
           -----------------------------------------------------------
           Cardinal Health Inc.............    32,050       2,211,450
           Genzyme Corporation (a).........    14,000         854,000
           Tenet Healthcare Corporation (a)    15,250         786,747
                                                         ------------
                                                            3,852,197

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount       Value
         Misc. Financial Services -- 11.39%
         ---------------------------------------------------------------
         Charles Schwab Corporation..........    58,350    $    892,755
         Citigroup Inc.......................   104,966       5,546,403
         Merrill Lynch & Company Inc.........    45,500       2,695,875
         Morgan Stanley Dean Witter & Company    55,900       3,590,457
                                                           ------------
                                                             12,725,490
         Multi-Line Insurance -- 4.00%
         ---------------------------------------------------------------
         American International Group Inc....    51,900       4,463,400
         Oil Services -- 0.86%
         ---------------------------------------------------------------
         Transocean Sedco Forex Inc..........    23,200         957,000
         Pharmaceuticals -- 13.82%
         ---------------------------------------------------------------
         Abbott Laboratories.................    39,150       1,879,591
         American Home Products Corporation..    45,900       2,682,396
         AmeriSource Health Corporation (a)..    32,450       1,794,485
         Baxter International Inc............    55,000       2,695,000
         Eli Lilly & Company.................    36,300       2,686,200
         IDEC Pharmaceuticals Corporation (a)     8,300         561,827
         King Pharmaceuticals Inc. (a).......    10,100         542,875
         Pfizer Inc..........................    64,700       2,591,235
                                                           ------------
                                                             15,433,609
         Restaurants -- 0.71%
         ---------------------------------------------------------------
         Brinker International Inc. (a)......    30,450         787,133
         Retail -- 19.50%
         ---------------------------------------------------------------
         Best Buy Company Inc. (a)...........    22,950       1,457,784
         eBay Inc. (a).......................    63,050       4,318,294
         Gap Inc.............................    73,200       2,122,800
         Home Depot Inc......................    87,400       4,068,470
         Safeway Inc. (a)....................    65,800       3,158,400
         Target Corporation..................    74,600       2,581,160
         Toys R Us Inc. (a)..................    18,400         455,400
         Wal-Mart Stores Inc.................    74,250       3,623,400
                                                           ------------
                                                             21,785,708
         Technology -- 0.33%
         ---------------------------------------------------------------
         Waters Corporation (a)..............    13,350         368,594
                                                           ------------
         Total Domestic Common Stocks
         (Identified cost $106,934,799)...................   98,863,478
         ---------------------------------------------------------------
         Foreign Stocks  -- 6.76%
         ---------------------------------------------------------------
         Manufacturing -- 2.17%
         ---------------------------------------------------------------
         Tyco International Ltd..............    44,400       2,419,800
         Pharmaceuticals -- 0.57%
         ---------------------------------------------------------------
         Teva Pharmaceutical Industries Ltd.
          (ADR)..............................    10,200         635,460
         Telecommunications -- 1.19%
         ---------------------------------------------------------------
         Amdocs Ltd. (a).....................    24,700       1,330,095
         Wireless Communications -- 2.83%
         ---------------------------------------------------------------
         Nokia Corporation (Class A) (ADR)...   143,600       3,164,944
                                                           ------------
         Total Foreign Stocks
         (Identified cost $9,818,979).....................    7,550,299
         ---------------------------------------------------------------

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   MULTI-CAP GROWTH PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                            Number
                                          of Shares
                                         or Principal
                                            Amount       Value
            U. S. Government Agency Obligations -- 2.68%
            --------------------------------------------------------
            Federal Home Loan Bank Discount Notes -- 2.68%
            --------------------------------------------------------
            3.83% due 07/09/01..........  $1,000,000  $    999,149
            3.65% due 07/31/01..........   1,000,000       996,958
            3.60% due 08/01/01..........   1,000,000       996,900
                                                      ------------
            Total U. S. Government Agency Obligations
            (Identified cost $2,993,007).............    2,993,007
            --------------------------------------------------------
            Repurchase Agreement -- 2.85%
            --------------------------------------------------------
            State Street Bank & Trust
             Repurchase Agreement,
             3.45% due 07/02/01
             Maturity Value $3,182,915
             Collateral: GNMA $3,315,000
             7.00% due 04/15/29
             Value $3,268,037...........   3,182,000     3,182,000
                                                      ------------
            Total Repurchase Agreement
            (Identified cost $3,182,000).............    3,182,000
            --------------------------------------------------------
            Total Investments
            (Identified cost $122,928,785)........... $112,588,784
            Other Assets Less Liabilities (0.79)%....     (877,045)
                                                      ------------
            Net Assets -- 100%....................... $111,711,739
            --------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        Small Company Growth Portfolio
                             SUBADVISER'S COMMENTS

William D. Witter, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

William D. Witter, Inc. ("Witter"), which has approximately $1.6 billion in assets under management, became subadviser to the Portfolio on December 1, 1998. Witter's normal investment minimum is $1 million.

Investment Objective

The objective of the Enterprise Small Company Growth Portfolio is to seek capital appreciation.

Investment Strategies

The Small Company Growth Portfolio invests primarily in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. The subadviser uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the subadviser will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the subadviser believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the subadviser believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially over-weighted in the Portfolio, or when the company no longer meets expectations. The subadviser's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

First Half 2001 Performance Review

During the six months ended June 30, 2001, growth funds, in general, fared worse than value funds as investors reacted with caution to the prospect of a recession or economic stagnation. While an actual downturn in the economy has not developed, the first quarter's Gross Domestic Product (GDP) is estimated to have advanced at only about a 1 percent annualized rate. This pace was similar to that of the fourth quarter of 2000 and was far below the 8.3 percent rate of the fourth quarter of 1999. Factors that contributed to the decline in growth over the past fifteen months include the Fed's tightening of the money supply in an attempt to prevent an anticipated rise in inflation. The preY2K above average spending on technology by businesses and governments was a second reason as it reduced the need for additional technology related capital spending in 2000 and so far in 2001.

Company specific developments, which negatively impacted the Portfolio, included an unexpected decision by the FDA to deny Advanced Neuromodulation Systems a Class II approval for it's implantable pain control device. The consequent prospect of an additional eighteen to twenty-four months before commercial introduction of the product resulted in an immediate 45 percent decline in the stock. The decision of Aurora Bioscience Corporation to participate directly in drug discovery rather than concentrating exclusively on discovery infrastructure led to their guiding investors to virtually no earnings for 2001 and 2002 as their need to invest increased. The company had been demonstrating earnings growth for over one year. These shares also declined sharply.

A key transaction for the Portfolio was the sale of shares of MapInfo Corp. in January, portions of which were retained. This equity represented over 6 percent of the Portfolio at the end of 2000. The stock was sold at an average price of approximately $41 per share. The reason for the reduction was a concern that the company's telecommunications industry customers might stretch out their orders. This development does not appear to have occurred and more shares were added after June 30, at a price of approximately $22 per share.

In general, the holdings that did the best during the first half of 2001, such as Candela and Globecomm Systems, were recovering from depressed levels of last year. Barringer Technologies, in response to a takeover bid by Smith Group PLC, was another positive contributor to the Portfolio's performance.

                         ENTERPRISE Accumulation Trust

                        Small Company Growth Portfolio
                             SUBADVISOR'S COMMENTS


Future Investment Strategy

While it is impossible to determine when the equity market trends will change, Witter is constructive for several reasons.

   . A strong currency is usually positive for a country's investment markets.
     The dollar's relative strength among its major trading partners remains prominent.

   . Monetary policy has changed from restraining to expanding the money supply. The yields of lower-quality corporate bonds, at almost 13 percent versus a recent high of over 14 percent, are moving down slowly. The availability of credit for this class of borrowers is important for economic growth.

   . Although the form and timing of tax reductions are not clear, the probability of some stimulus from fiscal policy is high.

   . The consumer confidence indices of both the Conference Board and of the University of Michigan, while still at low levels, have started to increase.

   . Good quality fixed-income securities now yield less than most assumed rates of pension funds and less than the returns, including a provision for inflation, required by other institutions and individuals dependent on investment income. Therefore, those investors are likely to consider greater participation in equities.

   . The decline in common stock prices over the past year, particularly in the Nasdaq, has removed much of the lack of pragmatism in valuations, particularly of Internet-related issues.

Consequently, Witter plans to have the Portfolio fully invested, which providing for some liquidity, is approximately 96 percent. Many of the stocks that have the best combination of fundamental potential and valuation levels are in the technology, healthcare, and commercial services sectors. Emphasis on these categories, therefore, will continue to be significant. The exceptional growth opportunities that are present in business-to-business internet infrastructure will lead us to look for well financed and managed companies in that sub-sector. Witter expects to increase the Portfolio's participation in the medical instruments field.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        SMALL COMPANY GROWTH PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                          Number
                                        of Shares
                                       or Principal
                                          Amount       Value
Common Stocks -- 95.47%
----------------------------------------------------------------
Airlines -- 4.47%
----------------------------------------------------------------
Frontier Airlines Inc. (a)............    93,750    $ 1,148,437
Skywest Inc...........................    91,200      2,553,600
                                                    -----------
                                                      3,702,037
Business Services -- 7.78%
----------------------------------------------------------------
Charles River Associates Inc. (a).....   113,000      1,977,500
Maximus Inc. (a)......................    64,900      2,601,841
On Assignment Inc. (a)................   103,700      1,866,600
                                                    -----------
                                                      6,445,941
Computer Services -- 5.60%
----------------------------------------------------------------
Integral Systems Inc. (a).............    84,600      2,041,398
MapInfo Corporation (a)...............    78,850      1,734,700
Secure Computing Corporation (a)......    54,900        862,479
                                                    -----------
                                                      4,638,577
Computer Software -- 9.96%
----------------------------------------------------------------
Centra Software Inc. (a)..............    90,000      1,529,100
Excelon Corporation (a)...............   244,200        358,974
Exchange Applications Software (a)....   312,700        337,716
IntraNet Solutions Inc. (a)...........    65,500      2,492,275
Plato Learning Inc. (a)...............   114,300      3,537,585
                                                    -----------
                                                      8,255,650
Consumer Services -- 0.65%
----------------------------------------------------------------
Catalytica Energy Systems Inc. (a)....    24,990        542,283
Electrical Equipment -- 7.09%
----------------------------------------------------------------
C & D Technologies....................    66,500      2,061,500
Electro Scientific Industries Inc. (a)    46,200      1,760,220
Signal Technology Corporation (a).....    54,000        580,500
Woodhead Industries...................    86,600      1,472,200
                                                    -----------
                                                      5,874,420
Electronics -- 12.09%
----------------------------------------------------------------
AstroPower Inc. (a)...................    52,500      2,737,350
Cabot Microelectronics
 Corporation (a)......................    51,600      3,199,200
Cymer Inc. (a)........................    56,800      1,436,472
Nanometrics Inc. (a)..................    23,200        637,698
Veeco Instruments Inc. (a)............    50,500      2,007,375
                                                    -----------
                                                     10,018,095
Food, Beverages & Tobacco -- 2.04%
----------------------------------------------------------------
Delta & Pine Land Company.............    86,200      1,693,830
Manufacturing -- 2.11%
----------------------------------------------------------------
Flow International Corporation (a)....    89,300        964,440
Meade Instruments Corporation (a).....    70,200        472,446
PRI Automation Inc. (a)...............    16,700        309,368
                                                    -----------
                                                      1,746,254
Medical Instruments -- 14.52%
----------------------------------------------------------------
Advanced Neuromodulation Systems (a)..    68,700      1,786,200
Candela Corporation (a)...............   272,050      1,781,927
Cytyc Corporation (a).................   125,100      2,883,555
ICU Medical Inc. (a)..................    21,700        895,776
Varian Medical Systems Inc. (a).......    32,200      2,302,300
Zoll Med Corporation (a)..............    86,600      2,377,170
                                                    -----------
                                                     12,026,928

                                               Number
                                             of Shares
                                            or Principal
                                               Amount       Value
          Medical Services -- 6.71%
          ------------------------------------------------------------
          Dianon Systems Inc. (a)..........      46,600  $ 2,120,300
          Impath Inc. (a)..................      77,700    3,442,110
                                                         -----------
                                                           5,562,410
          Oil Services -- 5.44%
          ------------------------------------------------------------
          Devon Energy Corporation.........      28,000    1,470,000
          Key Production Inc. (a)..........      31,200      519,480
          Smith International Inc..........      42,100    2,521,790
                                                         -----------
                                                           4,511,270
          Retail -- 3.83%
          ------------------------------------------------------------
          Advanced Marketing Services Inc..     110,050    2,294,543
          Angelica Corporation.............      79,700      876,700
                                                         -----------
                                                           3,171,243
          Semiconductors -- 3.94%
          ------------------------------------------------------------
          Dupont Photomasks Inc. (a).......      18,100      873,325
          MKS Instruments Inc. (a).........      34,357      989,482
          Photronics Inc. (a)..............      54,600    1,401,036
                                                         -----------
                                                           3,263,843
          Technology -- 5.11%
          ------------------------------------------------------------
          Aurora Bioscience Corporation (a)      67,300    2,086,300
          Trikon Technologies Inc. (a).....     153,500    2,149,000
                                                         -----------
                                                           4,235,300
          Telecommunications -- 1.26%
          ------------------------------------------------------------
          Globecomm Systems Inc. (a).......     155,000    1,040,050
          Transportation -- 0.69%
          ------------------------------------------------------------
          Atlas Air Inc. (a)...............      40,300      570,647
          Travel/Entertainment/Leisure -- 2.18%
          ------------------------------------------------------------
          Polaris Industries Inc...........      39,400    1,804,520
                                                         -----------
          Total Common Stocks
          (Identified cost $80,027,379).................  79,103,298
          ------------------------------------------------------------
          Commercial Paper -- 4.61%
          ------------------------------------------------------------
          Philip Morris Companies Inc.
           4.12% due 07/02/01..............  $1,816,000    1,815,792
          Schering Corporation
           4.15% due 07/02/01..............   2,000,000    1,999,770
                                                         -----------
          Total Commercial Paper
          (Identified cost $3,815,562)..................   3,815,562
          ------------------------------------------------------------
          Total Investments
          (Identified cost $83,842,941)................. $82,918,860
          Other Assets Less Liabilities -- (0.08)%......     (64,085)
                                                         -----------
          Net Assets -- 100%............................ $82,854,775
          ------------------------------------------------------------

(a) Non-income producing security.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                         Small Company Value Portfolio
                             SUBADVISER'S COMMENTS

Gabelli Asset Management Company
Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Gabelli Asset Management Company ("Gabelli"), which manages approximately $25.0 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Portfolio on June 1, 1996.

Investment Objective

The objective of the Enterprise Small Company Value Portfolio is to seek maximum capital appreciation.

Investment Strategies

The Small Company Value Portfolio invests primarily in common stocks of small capitalization companies that the subadviser believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. The subadviser uses a proprietary research technique to determine which stocks have a market price that is less that the "private market value" or what an investor would pay for the company. The subadviser then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

First Half 2001 Performance Review

The decelerating economy and widespread earnings disappointments continued to erode investor confidence in the first quarter of 2001. Three bubbles had been created: the surge in capital spending on technology and telecom, the wealth effect driven partly by the Nasdaq's influence on the U.S. economy, and the dollar. Richly valued growth stocks, especially technology stocks, were hit the hardest, but more reasonably priced stocks declined as well. The question remains whether monetary and fiscal policy will be able to overcome these excesses.

By the end of the second quarter, the Fed had announced its sixth interest rate cut, and a tax cut was put into place. Also, Gabelli believes that much of the inventory overhang may be out of the way starting in the third quarter, especially in areas like the automotive industry. Small-cap stocks continued to outperform large-cap securities due to a reflection of better earnings growth rates and more reasonable valuations in the small-cap sector. Good stock selection helped the Portfolio outperform its Russell 2000 benchmark. Industrial stocks in the Portfolio had a particularly strong showing, with companies such as WHX Corp., AutoNation Inc., and Flowserve Corp., all strong positive contributors for the first half. Other industrial companies such as Thomas and Betts Corp., AAR Corp, Moog Inc., GenCorp Inc. and Modine Manufacturing Co. were also positive contributors in the half.

Future Investment Strategy

Gabelli believes this old-fashioned inventory correction will be relatively short lived. Demand seems to be stabilizing, and as Fed rate cuts take hold and the U.S. benefits from tax relief, Gabelli believes demand should rebound. Gabelli expects to see a consumer-led economic recovery starting in the fourth quarter of this year. Gabelli's expectation is that for the rest of 2001, the overall market will not do very much, but consumer cyclicals may do well. Also, Gabelli believes that the U.S. may begin to see better earnings comparisons in the first half of 2002.

Gabelli may have an opportunity to make money in specific stocks because the environment for transactions is particularly strong. The Department of Justice, the Federal Trade Commission, and the Federal Communications Commission will maneuver a less hostile environment within the new Administration. Large corporations will want to grow the top line and diversify through deals. Even though the Honeywell-GE deal blew up, on balance the background is ripe for all sorts of transactions.

In Gabelli's opinion, over the next twelve months, economic policy and monetary policy will work. The elimination of goodwill can create a powerful propensity for deal activity. Gabelli believes the consumer will lead the recovery, and there will be the absence of incremental drag from inventory, starting in the third quarter. Gabelli sees very little headway for the stock market indices for the next six to nine months, but believes that it is a good environment in which to own companies that will be the subject of financial engineering.

                         ENTERPRISE Accumulation Trust

                         Small Company Value Portfolio
                             SUBADVISER'S COMMENTS


There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators do not imply the future performance of any Enterprise Portfolio.


                                    [PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                         SMALL COMPANY VALUE PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
       Domestic Common Stocks -- 94.56%
       ------------------------------------------------------------------
       Advertising -- 1.06%
       ------------------------------------------------------------------
       Ackerley Group Inc. (a)...............   355,000    $   3,979,550
       Interep National Radio Sales
        Inc. (a).............................     2,000           11,400
                                                           -------------
                                                               3,990,950
       Aerospace -- 8.49%
       ------------------------------------------------------------------
       AAR Corporation.......................    60,000        1,026,000
       Ametek Inc............................   140,000        4,277,000
       Curtiss-Wright Corporation............    87,000        4,671,900
       GenCorp Inc...........................   288,300        3,690,240
       Kaman Corporation (Class A)...........   145,000        2,566,500
       Lockheed Martin Corporation...........    45,000        1,667,250
       Moog Inc. (Class A) (a)...............    40,000        1,558,000
       Sequa Corporation (Class A) (a).......    70,000        3,185,000
       Sequa Corporation (Class B) (a).......    41,000        2,408,750
       SPS Technologies Inc. (a).............   147,000        6,967,800
                                                           -------------
                                                              32,018,440
       Apparel & Textiles -- 0.36%
       ------------------------------------------------------------------
       Carlyle Industries Inc. (a)...........   251,739           83,074
       Hartmarx Corporation (a)..............   230,000          577,300
       Wolverine World Wide Inc..............    40,000          714,800
                                                           -------------
                                                               1,375,174
       Automotive -- 8.32%
       ------------------------------------------------------------------
       A. O. Smith Corporation...............    25,000          447,500
       A. O. Smith Corporation
        (Class A)............................    12,000          216,000
       ANC Rental Corporation (a)............    10,000           30,000
       ArvinMeritor Inc......................    50,000          837,000
       AutoNation Inc. (a)...................    45,000          522,000
       BorgWarner Inc........................    77,000        3,820,740
       Clarcor Inc...........................   195,000        5,235,750
       Earl Scheib Inc. (a) (g)..............   225,000          609,750
       Exide Corporation.....................    20,000          230,000
       Federal-Mogul Corporation.............   160,000          270,400
       Lund International Holdings Inc. (a)..    20,000            5,000
       Midas Inc.............................   150,000        1,890,000
       Modine Manufacturing Company..........   261,000        7,198,380
       Navistar International Corporation (a)    92,000        2,587,960
       Standard Motor Products Inc...........   245,000        3,258,500
       Superior Industries International Inc.    92,000        3,523,600
       Tenneco Automotive Inc. (a)...........   200,000          652,000
       United Auto Group Inc.................     3,000           52,500
                                                           -------------
                                                              31,387,080
       Banking -- 0.45%
       ------------------------------------------------------------------
       Sterling Bancorp......................    55,000        1,683,000
       Biotechnology -- 0.13%
       ------------------------------------------------------------------
       Invitrogen Corporation (a)............     7,000          502,600
       Broadcasting -- 10.55%
       ------------------------------------------------------------------
       AT&T Corporation -- Liberty Media
        Group (Class A) (Tracking Stock) (a).   160,000        2,798,400
       Beasley Broadcast Group Inc. (a)......    27,000          459,000
       BHC Communications Inc.
        (Class A) (a)........................    38,000        5,281,620
       Cablevision Systems Corporation --
         Rainbow Media Group (a).............    70,000        1,806,000
       Cumulus Media Inc. (Class A) (a)......     6,000           81,480

                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount        Value
      EchoStar Communications Corporation
       (Class A) (a)..........................    50,000    $   1,621,000
      Fisher Companies Inc....................    50,300        3,666,367
      Gemstar-TV Guide International Inc. (a).    58,000        2,470,800
      Granite Broadcasting Corporation (a)....   195,000          585,000
      Gray Communications Systems Inc.........    75,000        1,428,000
      Gray Communications Systems Inc.
       (Class B)..............................   196,000        2,959,600
      Paxson Communications Corporation (a)...   305,000        4,117,500
      United Television Inc...................    73,000        9,198,000
      UnitedGlobalCom Inc. (a)................   120,000        1,038,000
      World Wrestling Federation Entertainment
       Inc. (a)...............................    34,000          469,200
      Young Broadcasting Inc. (a).............    55,000        1,846,900
                                                            -------------
                                                               39,826,867
      Building & Construction -- 3.01%
      --------------------------------------------------------------------
      Core Materials Corporation (a)..........    70,100          105,150
      Huttig Building Products Inc. (a).......    45,444          230,401
      Newport News Shipbuilding Inc...........    25,000        1,531,250
      Rollins Inc.............................   355,000        7,068,050
      Salem Communications Corporation
       (Class A) (a)..........................   110,000        2,406,800
                                                            -------------
                                                               11,341,651
      Business Services -- 0.54%
      --------------------------------------------------------------------
      Edgewater Technology Inc. (a)...........   155,000          542,500
      Nashua Corporation (a)..................    60,000          417,000
      National Processing Inc. (a)............    37,600        1,052,800
      New England Business Service Inc........     1,000           19,200
                                                            -------------
                                                                2,031,500
      Cable -- 1.84%
      --------------------------------------------------------------------
      Cablevision Systems Corporation
       (Class A) (a)..........................   105,000        6,142,500
      Lamson & Sessions Company...............    88,000          589,600
      Pegasus Communications
       Corporation (a)........................    10,000          225,000
                                                            -------------
                                                                6,957,100
      Chemicals -- 2.22%
      --------------------------------------------------------------------
      Church & Dwight Company Inc.............    40,000        1,018,000
      Ethyl Corporation (a)...................     8,000           10,800
      Ferro Corporation.......................   130,000        2,835,300
      Great Lakes Chemical Corporation........    70,000        2,159,500
      Hercules Inc. (a).......................    49,000          553,700
      Omnova Solutions Inc....................   245,000        1,783,600
                                                            -------------
                                                                8,360,900
      Computer Hardware -- 0.00%
      --------------------------------------------------------------------
      Cerion Technologies Inc. (a) (d) (k)....    90,000               --
      Computer Services -- 0.04%
      --------------------------------------------------------------------
      Startek Inc. (a)........................     6,000          135,600
      Conglomerates -- 0.09%
      --------------------------------------------------------------------
      Harbor Global Company Ltd. (a)..........    40,000          332,000
      Construction -- 0.02%
      --------------------------------------------------------------------
      Hughes Supply Inc.......................     3,000           70,950
      Consumer Durables -- 0.40%
      --------------------------------------------------------------------
      Noel Group Liquidating Trust
       Units (a) (d) (f) (k)..................   135,000           89,100
      Noel Group Units (a) (d) (f) (k)........   135,000               --
      Oneida Ltd..............................    70,000        1,423,100
                                                            -------------
                                                                1,512,200

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 SMALL COMPANY VALUE PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount        Value
       Consumer Products -- 0.18%
       -------------------------------------------------------------------
       Elizabeth Arden Inc. (a)...............    19,000    $     463,790
       Scotts Company (a).....................     5,000          207,250
                                                            -------------
                                                                  671,040
       Consumer Services -- 0.22%
       -------------------------------------------------------------------
       Chemed Corporation.....................    23,000          831,220
       Education -- 0.01%
       -------------------------------------------------------------------
       Whitman Education Group Inc. (a).......    18,500           52,725
       Electrical Equipment -- 4.41%
       -------------------------------------------------------------------
       Ampco-Pittsburgh Corporation...........   130,000        1,469,000
       Baldor Electric Company................    30,000          641,100
       Donaldson Company Inc..................    20,000          623,000
       Oak Technology Inc. (a)................    45,000          476,550
       SL Industries Inc. (a).................    70,000          777,000
       Thomas & Betts Corporation.............   140,000        3,089,800
       Thomas Industries Inc..................   220,000        6,490,000
       UCAR International Inc. (a)............   130,000        1,553,500
       Western Resources (Rts)................     8,333                0
       Western Resources Inc..................    70,000        1,505,000
                                                            -------------
                                                               16,624,950
       Electronics -- 0.16%
       -------------------------------------------------------------------
       CTS Corporation........................    30,000          615,000
       Energy -- 1.88%
       -------------------------------------------------------------------
       CH Energy Group Inc....................     3,000          131,850
       Conectiv Inc...........................   100,000        2,160,000
       El Paso Electric Company...............   122,000        1,950,780
       Kaneb Services Inc. (a)................   150,000        1,099,500
       Niagara Mohawk Holdings Inc............   100,000        1,769,000
                                                            -------------
                                                                7,111,130
       Entertainment & Leisure -- 3.16%
       -------------------------------------------------------------------
       Bull Run Corporation (a)...............   155,000          201,500
       Churchill Downs Inc....................    42,000        1,053,360
       E.W. Scripps Company (Class A).........    10,000          690,000
       Gaylord Entertainment Company (a)......   275,000        7,920,000
       Hearst-Argyle Television Inc. (a)......    30,000          600,000
       Sinclair Broadcast Group Inc. (a)......   140,000        1,442,000
       Thor Industries Inc....................     1,000           32,970
                                                            -------------
                                                               11,939,830
       Finance -- 0.75%
       -------------------------------------------------------------------
       BKF Capital Group Inc..................    42,000        1,394,400
       Interactive Data Corp. (a).............   160,000        1,440,000
                                                            -------------
                                                                2,834,400
       Food, Beverages & Tobacco -- 4.84%
       -------------------------------------------------------------------
       Corn Products International Inc........    17,000          544,000
       Flowers Foods Inc. (a).................   100,000        3,135,000
       Ingles Markets Inc. (Class A)..........   120,000        1,476,000
       Opta Food Ingredients (a)..............     1,000            1,350
       PepsiAmericas Inc......................   320,000        4,256,000
       Ralcorp Holdings Inc. (a)..............   110,000        2,061,400
       Robert Mondavi Corporation (ClassA) (a)    22,000          891,880
       Sensient Technologies Corporation......    65,000        1,333,800
       Tootsie Roll Industries Inc............    98,001        3,776,959
       Weis Markets Inc.......................    22,000          775,720
                                                            -------------
                                                               18,252,109
       Hotels & Restaurants -- 1.51%
       -------------------------------------------------------------------
       Aztar Corporation (a)..................   195,100        2,360,710
       Boca Resorts Inc. (a)..................   150,000        2,209,500
       Extended Stay America Inc. (a).........     6,000           90,000

                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount        Value
      Lakes Gaming Inc. (a)...................    45,000    $     333,000
      Park Place Entertainment Corporation (a)    25,000          302,500
      Trump Hotels & Casino Resorts Inc. (a)..   195,000          393,900
      Wyndham International Inc. (a)..........    10,000           25,000
                                                            -------------
                                                                5,714,610
      Insurance -- 3.62%
      --------------------------------------------------------------------
      Argonaut Group Inc......................   120,000        2,412,000
      Danielson Holding Corporation (a).......    60,000          267,000
      Liberty Corporation.....................   142,000        5,680,000
      Midland Company.........................   119,000        5,295,500
                                                            -------------
                                                               13,654,500
      Machinery -- 6.08%
      --------------------------------------------------------------------
      Baldwin Technology Company Inc.
       (Class A) (a)..........................   170,000          204,000
      Fairchild Corporation (Class A) (a).....   205,000        1,437,050
      Flowserve Corporation (a)...............   170,000        5,227,500
      Franklin Electric Company Inc...........    20,000        1,518,000
      IDEX Corporation........................   110,000        3,740,000
      Katy Industries Inc.....................   158,000          748,920
      Nortek Inc. (a).........................   110,000        3,434,200
      Paxar Corporation (a)...................   155,000        2,232,000
      Standex International Corporation.......    62,000        1,463,200
      Tennant Company.........................    18,000          720,000
      Watts Industries Inc. (Class A).........   130,000        2,203,500
                                                            -------------
                                                               22,928,370
      Manufacturing -- 7.00%
      --------------------------------------------------------------------
      Aviall Inc. (a).........................   125,000        1,371,250
      Barnes Group Inc........................    72,000        1,778,400
      Belden Inc..............................    80,000        2,140,000
      BWAY Corporation (a)....................    23,600          122,720
      Crane Company...........................   120,000        3,720,000
      Cuno Inc. (a)...........................    72,000        2,160,000
      Energizer Holdings Inc. (a).............    45,000        1,032,750
      Esco Technologies Inc. (a)..............     1,500           45,225
      Fedders Corporation (Class A)...........   380,000        1,672,000
      Fedders USA Inc.........................   150,000          780,000
      Gentek Inc..............................    15,000           79,500
      Graco Inc...............................    60,000        1,980,000
      Industrial Distribution Group Inc. (a)..    60,000          129,000
      MagneTek Inc. (a).......................     5,000           62,500
      Material Sciences Corporation (a).......   200,000        1,976,000
      Myers Industries Inc....................   100,000        1,510,000
      National Service Industries Inc.........    12,000          270,840
      Oil Drilling Corporation of America (g).   250,000        2,007,500
      Park Ohio Holdings Corporation (a)......   165,000          792,000
      Rawlings Sporting Goods Company Inc. (a)    85,000          392,700
      Roper Industries, Inc...................    30,000        1,252,500
      Strattec Security Corporation (a).......    33,000        1,145,760
                                                            -------------
                                                               26,420,645
      Medical Instruments -- 0.33%
      --------------------------------------------------------------------
      Sybron Dental Specialties (a)...........    60,000        1,229,400
      Medical Services -- 0.67%
      --------------------------------------------------------------------
      Apogent Technologies Inc. (a)...........    55,000        1,353,000
      CIRCOR International Inc................    65,000        1,173,250
                                                            -------------
                                                                2,526,250
      Metals & Mining -- 0.54%
      --------------------------------------------------------------------
      Homestake Mining Company................   215,000        1,666,250
      WHX Corporation (a).....................   200,000          384,000
                                                            -------------
                                                                2,050,250

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 SMALL COMPANY VALUE PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount        Value
       Neutraceuticals -- 0.19%
       -------------------------------------------------------------------
       Weider Nutrition International Inc.....   315,000    $     708,750
       Oil Services -- 0.03%
       -------------------------------------------------------------------
       RPC Inc................................     7,000           99,400
       Paper & Forest Products -- 0.10%
       -------------------------------------------------------------------
       Rayonier Inc...........................     8,000          371,600
       Paper Products -- 0.80%
       -------------------------------------------------------------------
       Greif Brothers Corporation (Class A)...   100,000        3,035,000
       Pharmaceuticals -- 1.09%
       -------------------------------------------------------------------
       Carter-Wallace Inc.....................   185,000        3,579,750
       Twinlab Corporation (a)................   200,000          516,000
                                                            -------------
                                                                4,095,750
       Printing & Publishing -- 6.44%
       -------------------------------------------------------------------
       A.H. Belo Corporation (Class A)........   108,000        2,034,720
       Journal Register Company (a)...........    40,000          644,000
       Lee Enterprises Inc....................    69,000        2,277,000
       McClatchy Company (Class A)............   100,000        3,910,000
       Media General Inc. (Class A)...........   148,000        6,808,000
       Meredith Corporation...................    55,000        1,969,550
       Penton Media Inc.......................    15,000          262,500
       Pulitzer Inc...........................    75,000        3,960,000
       Thomas Nelson Inc......................    45,000          316,350
       Topps Company Inc. (a).................   180,000        2,104,200
                                                            -------------
                                                               24,286,320
       Property-Casualty Insurance -- 0.04%
       -------------------------------------------------------------------
       Alleghany Corporation..................       800          162,400
       Real Estate -- 1.11%
       -------------------------------------------------------------------
       Catellus Development Corporation (a)...   140,000        2,443,000
       Griffin Land & Nurseries Inc. (a)......   110,000        1,755,600
                                                            -------------
                                                                4,198,600
       Restaurants -- 0.03%
       -------------------------------------------------------------------
       Triarc Companies Inc...................     5,000          131,000
       Retail -- 2.41%
       -------------------------------------------------------------------
       Blockbuster Inc........................    25,000          456,250
       Burlington Coat Factory Warehouse
        Corporation...........................   107,500        2,150,000
       Lillian Vernon Corporation.............   330,000        2,329,800
       Neiman Marcus Group (Class B) (a)......   140,000        4,130,000
       Phar-Mor Inc. (a)......................    45,000           40,500
                                                            -------------
                                                                9,106,550
       Security & Investigation Services -- 0.16%
       -------------------------------------------------------------------
       Wackenhut Corporation (Class A) (a)....    35,900          619,275
       Technology -- 0.30%
       -------------------------------------------------------------------
       J Net Enterprises Inc. (a).............   280,000        1,131,200
       Telecommunications -- 3.24%
       -------------------------------------------------------------------
       Atlantic Tele-Network, Inc.............    15,000          198,900
       Citizens Communications Company (a)....   200,000        2,406,000
       Commonwealth Telephone Enterprises
        Inc. (a)..............................    29,577        1,249,628
       Commonwealth Telephone Enterprises Inc.
        (Class B) (a).........................    60,733        2,672,252
       Communications Systems Inc. (a)........    75,000          562,500
       Conestoga Enterprises Inc..............     3,500          103,425
       Corecomm Ltd. (a)......................   300,000           57,000
       Liberty Satellite & Technology Inc. (a)   132,000          336,600
       Nextel Partners Inc. (a)...............    20,000          310,400
       Plantronics, Inc. (a)..................     5,000          115,750

                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount        Value
      RCN Corporation (a).....................    60,000    $     329,400
      Rural Celluar Corporation (a)...........    11,000          498,300
      Telephone and Data Systems Inc..........    31,000        3,371,250
      Teligent Inc. (Class A) (a) (d).........    50,000                0
                                                            -------------
                                                               12,211,405
      Transportation -- 1.97%
      --------------------------------------------------------------------
      GATX Corporation........................   175,000        7,017,500
      TransPro Inc. (a).......................   105,000          399,000
                                                            -------------
                                                                7,416,500
      Travel/Entertainment/Leisure -- 0.10%
      --------------------------------------------------------------------
      Bowlin Travel Centers Inc. (a)..........    70,000          133,000
      Dover Downs Entertainment Inc...........    17,200          264,880
                                                            -------------
                                                                  397,880
      Utilities -- 0.18%
      --------------------------------------------------------------------
      AGL Resources Inc.......................    28,000          665,000
      Waste Management -- 1.20%
      --------------------------------------------------------------------
      Allied Waste Industries Inc. (a)........   145,000        2,708,600
      EnviroSource Inc. (a)...................   125,000           21,250
      Republic Services Inc. (a)..............    90,000        1,786,500
                                                            -------------
                                                                4,516,350
      Wireless Communications -- 2.29%
      --------------------------------------------------------------------
      Allen Telecom Inc. (a)..................   105,000        1,575,000
      Centennial Communications
       Corporation (a)........................    18,000          237,420
      Leap Wireless International Inc. (a)....    36,000        1,090,800
      Loral Space & Communications (a)........    80,000          224,000
      Nextel Communications Inc. (Class A) (a)    42,000          735,000
      Price Communications Corporation (a)....   180,000        3,634,200
      United States Cellular Corporation (a)..    20,000        1,153,000
                                                            -------------
                                                                8,649,420
                                                            -------------
      Total Domestic Common Stocks
      (Identified cost $319,751,804).......................   356,784,841
      --------------------------------------------------------------------
      Foreign Stocks -- 1.31%
      --------------------------------------------------------------------
      Aerospace -- 0.29%
      --------------------------------------------------------------------
      Doncasters (ADR) (a)....................    40,000        1,097,600
      Business Services -- 0.07%
      --------------------------------------------------------------------
      MDC Corporation (Class A) (a)...........    30,000          278,700
      Cable -- 0.14%
      --------------------------------------------------------------------
      Rogers Communications Inc. (a)..........    35,000          530,250
      Hotels & Restaurants -- 0.31%
      --------------------------------------------------------------------
      Sun International Hotels Ltd. (a).......    43,000        1,161,000
      Metals & Mining -- 0.04%
      --------------------------------------------------------------------
      TVX Gold Inc. (a).......................   240,000          129,600
      Telecommunications -- 0.00%
      --------------------------------------------------------------------
      GST Telecommunications Inc. (a).........   120,000            1,080
      Wireless Communications -- 0.46%
      --------------------------------------------------------------------
      Rogers Wireless Communications
       (Class B) (a)..........................   100,000        1,727,000
                                                            -------------
      Total Foreign Stocks
      (Identified cost $6,978,695).........................     4,925,230
      --------------------------------------------------------------------

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 SMALL COMPANY VALUE PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                Number
                                              of Shares
                                             or Principal
                                                Amount       Value
         U.S. Treasury Bills -- 2.51%
         ---------------------------------------------------------------
         3.895% due 07/12/01................  $3,433,000  $  3,428,914
         3.64% due 07/19/01.................   6,053,000     6,041,984
                                                          ------------
         Total U.S. Treasury Bills
         (Identified cost $9,470,898)....................    9,470,898
         ---------------------------------------------------------------
         Repurchase Agreement -- 1.63%
         ---------------------------------------------------------------
         State Street Bank & Trust
           Repurchase Agreement,
            3.45% due 07/02/01
            Maturity Value $6,165,772,
            Collateral: GNMA
            $6,420,000, 7.50%, due 09/15/29
            Value $6,331,725................   6,164,000     6,164,000
                                                          ------------
         Total Repurchase Agreement
         (Identified cost $6,164,000)....................    6,164,000
         ---------------------------------------------------------------
         Total Investments
         (Identified cost $342,365,397).................. $377,344,969
         Other Assets Less Liabilities -- (0.01)%........      (21,389)
                                                          ------------
         Net Assets -- 100%.............................. $377,323,580
         ---------------------------------------------------------------

(a) Non-income producing security.
(d) Security is fair valued as of June 30, 2001.

                  Date     Number          Fair                    Percentage
  -                of        of    Unit   Value      Aggregate         of
  Description  Acquisition Units   Cost  Per Unit   Cost    Value  Net Assets
  -----------  ----------- ------- ----- -------- -------- ------- ----------
  Noel Group
   Units......  04/13/99   135,000 $0.49  $  --   $ 65,880      --    0.00%
  Noel Group
   Liquidating
   Trust Units  10/08/98   135,000 $0.81  $0.66   $109,688 $89,100    0.02%

(g) Considered an affiliate company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investment in this affiliated company as of June 30, 2001 was $2,617,250.
(k) Illiquid Security.
(ADR) American Depository Receipt
(Rts) Rights. Each right entitles the portfolio to purchase 1 share of Westar Industries, Inc.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        Capital Appreciation Portfolio
                             SUBADVISER'S COMMENTS

Marsico Capital Management, LLC
Denver, Colorado

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Marsico Capital Management, LLC ("Marsico"), which manages approximately $13.4 billion for institutional clients and whose usual investment minimum is $100 million, became subadviser to the Enterprise Capital Appreciation Portfolio on November 1, 1999.

Investment Objective

The objective of the Enterprise Capital Appreciation Portfolio is to seek maximum capital appreciation.

Investment Strategies

The Capital Appreciation Portfolio's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The subadviser's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased.

First Half 2001 Performance Review

The first half of 2001 was one of the most volatile in history. During the first quarter, nearly half of all trading days resulted in a price change of at least 1 percent in the S&P 500 Index.

Contributions to performance came primarily from select consumer discretionary and health care services companies, including Tiffany & Co., Clear Channel Communications Inc., Tenet Healthcare Corp. and AOL Time Warner Inc.

A relatively modest allocation in technology companies helped protect the Portfolio from some of the losses in that sector. However, declines in Nokia Corp., EMC Corp., Adobe Systems, and Corning Inc. detracted from performance. It should be noted, however, that Microsoft Corp. was among the best performing stocks in the Portfolio for the first half of 2001.

Financial services holdings, in aggregate, were mixed. Citigroup Inc., Lehman Brothers Holdings Inc., and Fannie Mae helped first-half results, while Merrill Lynch Company Inc. and Morgan Stanley Dean Witter struggled.

Certain health care positions, particularly pharmaceutical companies, also traded down in the first half of the year. Despite relatively weak performance for the sector as a whole, Marsico continues to believe many health care companies offer compelling long-term growth potential, particularly in an uncertain economic environment.

                         ENTERPRISE Accumulation Trust

                        Capital Appreciation Portfolio
                             SUBADVISER'S COMMENT


Future Investment Strategy

Marsico continues to have conviction in their view that the U.S. remains fundamentally strong from a macroeconomic perspective, may avoid a deep-rooted recession, and may begin to experience an economic re-acceleration sometime over the course of the next year. In the interim, Marsico anticipates that the overall level of economic growth is likely to be quite modest. Marsico believes that equity returns will improve gradually, albeit not to the historically high levels of the 1990s. Also, Marsico believes it is likely that different market leadership will characterize the ensuing years. In contrast to the capital expenditure-driven growth, primarily fueled by technology company spending and the build out of Internet infrastructure, that characterized much of the last decade, Marsico believes a revival in overall U.S. economic activity will be a consumer-led process. That has been one of the driving forces behind the portfolio construction of the Portfolio, which at June 30, tended to favor investments in economic sectors such as consumer-discretionary, financial services, and health care.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                    [PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        CAPITAL APPRECIATION PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount       Value
        Domestic Common Stocks -- 89.89%
        ----------------------------------------------------------------
        Advertising -- 0.66%
        ----------------------------------------------------------------
        Omnicom Group Inc....................     4,920    $    423,120
        Aerospace -- 7.10%
        ----------------------------------------------------------------
        Boeing Company.......................    40,035       2,225,945
        General Dynamics Corporation.........    29,891       2,325,819
                                                           ------------
                                                              4,551,764
        Biotechnology -- 5.12%
        ----------------------------------------------------------------
        Amgen Inc. (a).......................    18,548       1,125,493
        Genentech Inc. (a)...................    39,176       2,158,597
                                                           ------------
                                                              3,284,090
        Broadcasting -- 2.29%
        ----------------------------------------------------------------
        Clear Channel Communications Inc. (a)    23,465       1,471,255
        Cable -- 2.61%
        ----------------------------------------------------------------
        Comcast Corporation (a)..............    38,509       1,671,291
        Computer Software -- 5.29%
        ----------------------------------------------------------------
        Microsoft Corporation (a)............    46,463       3,391,799
        Consumer Products -- 0.47%
        ----------------------------------------------------------------
        Nike Inc. (Class B)..................     7,146         300,061
        Electrical Equipment -- 4.59%
        ----------------------------------------------------------------
        General Electric Company.............    60,328       2,940,990
        Energy -- 2.30%
        ----------------------------------------------------------------
        Calpine Corporation (a)..............    26,762       1,011,603
        Mirant Corporation (a)...............    13,504         464,538
                                                           ------------
                                                              1,476,141
        Finance -- 5.95%
        ----------------------------------------------------------------
        Goldman Sachs Group Inc..............     9,185         788,073
        Lehman Brothers Holdings Inc.........    15,458       1,201,859
        USA Education Inc....................    25,020       1,826,460
                                                           ------------
                                                              3,816,392
        Food, Beverages & Tobacco -- 3.04%
        ----------------------------------------------------------------
        Adolph Coors Company.................     9,542         478,817
        Anheuser-Busch Companies Inc.........    10,405         428,686
        PepsiCo Inc..........................    23,644       1,045,065
                                                           ------------
                                                              1,952,568
        Health Care -- 3.02%
        ----------------------------------------------------------------
        Tenet Healthcare Corporation (a).....    37,586       1,939,062
        Insurance -- 0.95%
        ----------------------------------------------------------------
        UnitedHealth Group Inc...............     9,882         610,214
        Manufacturing -- 1.22%
        ----------------------------------------------------------------
        Minnesota Mining & Manufacturing
         Company.............................     4,000         456,400
        Tyco International Ltd...............     5,950         324,275
                                                           ------------
                                                                780,675
        Media -- 2.79%
        ----------------------------------------------------------------
        AOL Time Warner Inc. (a).............    33,720       1,787,160
        Medical Services -- 0.28%
        ----------------------------------------------------------------
        Quest Diagnostics Inc. (a)...........     2,424         181,436
        Misc. Financial Services -- 10.87%
        ----------------------------------------------------------------
        Citigroup Inc........................    48,040       2,538,434
        Fannie Mae...........................    25,588       2,178,818
        Merrill Lynch & Company Inc..........    38,102       2,257,543
                                                           ------------
                                                              6,974,795

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount       Value
        Multi-Line Insurance -- 0.56%
        ----------------------------------------------------------------
        American International Group Inc.....       4,196  $    360,856
        Oil Services -- 1.34%
        ----------------------------------------------------------------
        Smith International Inc..............      14,310       857,169
        Pharmaceuticals -- 7.83%
        ----------------------------------------------------------------
        Baxter International Inc.............      11,554       566,146
        Merck & Company Inc..................      28,478     1,820,029
        Pfizer Inc...........................      44,855     1,796,443
        Priority Healthcare Corporation
         (Class B) (a).......................      29,660       838,785
                                                           ------------
                                                              5,021,403
        Publishing -- 0.31%
        ----------------------------------------------------------------
        New York Times Company...............       4,680       196,560
        Real Estate -- 0.18%
        ----------------------------------------------------------------
        Equity Office Properties Trust.......       3,691       116,746
        Retail -- 14.78%
        ----------------------------------------------------------------
        Costco Wholesale Corporation (a).....      60,802     2,497,746
        Home Depot Inc.......................      56,345     2,622,860
        Safeway Inc. (a).....................      12,036       577,728
        Tiffany & Company....................      52,181     1,889,996
        Wal-Mart Stores Inc..................      38,741     1,890,561
                                                           ------------
                                                              9,478,891
        Savings and Loan -- 0.23%
        ----------------------------------------------------------------
        Washington Mutual Inc................       4,011       150,613
        Telecommunications -- 2.40%
        ----------------------------------------------------------------
        QUALCOMM Inc. (a)....................      17,618     1,030,301
        Qwest Communications International
         Inc. (a)............................      16,058       511,768
                                                           ------------
                                                              1,542,069
        Transportation -- 3.71%
        ----------------------------------------------------------------
        FedEx Corporation (a)................      15,242       612,729
        Southwest Airlines Company...........      95,380     1,763,576
                                                           ------------
                                                              2,376,305
        Total Domestic Common Stocks
        (Identified cost $57,168,560 )....................   57,653,425
        ----------------------------------------------------------------
        Foreign Stocks -- 4.91%
        ----------------------------------------------------------------
        Aerospace -- 1.54%
        ----------------------------------------------------------------
        Embraer Empresa Brasileira de
         Aeronautica (ADR)...................      25,248       985,934
        Automotive -- 0.54%
        ----------------------------------------------------------------
        Bayerische Motoren Werke.............      10,470       346,927
        Hotels & Restaurants -- 2.83%
        ----------------------------------------------------------------
        Four Seasons Hotels Inc. (ADR).......      32,775     1,814,096
                                                           ------------
        Total Foreign Stocks
        (Identified cost $3,218,702)......................    3,146,957
        ----------------------------------------------------------------
        U. S. Government Agency Obligations -- 2.18%
        ----------------------------------------------------------------
        Federal Home Loan Bank Discount Note,
         3.50% due 07/02/01..................  $1,400,000     1,399,864
                                                           ------------
        Total U. S. Government Agency Obligations
        (Identified cost $1,399,864)......................    1,399,864
        ----------------------------------------------------------------

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 CAPITAL APPRECIATION PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                Number
                              of Shares
                             or Principal
                                Amount       Value
Repurchase Agreement -- 3.20%
-------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement,
  3.45% due 07/02/01
  Maturity Value $2,054,591
  Collateral: GNMA
  $2,140,000, 7.0% due 04/15/29,
  Value $2,109,683..........  $2,054,000  $ 2,054,000
                                          -----------
Total Repurchase Agreement
(Identified cost $2,054,000).............   2,054,000
-------------------------------------------------------
Total Investments
(Identified cost $63,841,126)............ $64,254,246
Other Assets Less Liabilities -- (0.18)%.    (115,156)
                                          -----------
Net Assets -- 100%....................... $64,139,090
-------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                                    [PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                               Equity Portfolio
                             SUBADVISER'S COMMENTS

TCW Investment Management Company
Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

TCW Investment Management Company ("TCW"), a wholly owned subsidiary of TCW Group, Inc., became subadviser to the Enterprise Equity Portfolio on November 1, 1999. TCW Group, Inc. manages approximately $74.7 billion for institutional clients and its normal investment minimum is $100 million.

Investment Objective

The objective of the Enterprise Equity Portfolio is long-term capital appreciation.

Investment Strategies

Using a bottom-up investment approach, TCW invests in large- and medium-capitalization companies that have a long record of successful operations in their core business. Looking for companies with a dominant position in a niche business (e.g. technology, production and distribution), TCW also considers the financial quality of the company. Prime candidates have sound financial fundamentals and management that is committed to shareholder interests.

First Half 2001 Performance Review

While the economy has slowed a great deal from the rapid growth the economy witnessed in 2000, the U.S. economy is not technically in a recession. Economic slowdowns typically work to wring out all the excesses and consumers' deferral of purchases allow for strong growth when an economic recovery takes hold. This time around, the consumer has continued to spend at a sluggish pace. Our homes are well furnished and our cars are relatively new. There has not been much deferred demand. For the technology sector, spending by new Internet companies and expenditures to become year 2000 compliant borrowed from future spending and spending is in the midst of a return to more normal trend line growth. While the shorter product cycles for tech products bode well for ultimate upgrades, most of the tech companies have pallid order growth and visibility is poor.

TCW likes to see technology companies use this period as a time to widen out their advantages versus lesser competitors. When times are good all companies have plenty of business. However, in times like these, where companies are making more careful decisions, suppliers with better product offerings or an ability to produce at a lower cost, should see better revenue growth. The best companies, the ones TCW likes to own, are using this environment to position themselves for the future. Xilinx Inc. is sacrificing near-term margins on new programmable logic chips to accelerate market acceptance that will allow them to enjoy economies of scale in the near future. Many of the Portfolio's holdings are gaining market share during this economic slowdown. Compaq Computer Corporation's announcement that they plan to emphasize services is a testament to the sustainability of Dell Computer Corporation's process advantage in computer and storage device manufacturing. There are many more examples throughout the Portfolio.

TCW has received a good deal of empirical evidence that the economy is nearing an inflection point. By the end of June, the tax cut had been formalized, energy prices declined, the discount rate had been cut by 2.75 percent during the first six months of the year and consumer confidence held up. TCW believes that all of the ingredients are in place for an improved economy. There has been a momentum shift from defensive industries to more economically sensitive issues. In spite of this, stocks are trading much more on their own merits than there is significant dispersion among the components of a sector. During the past few months the Portfolio's best performing and worst performing holdings were in the technology sector.

                         ENTERPRISE Accumulation Trust

                               Equity Portfolio
                             SUBADVISER'S COMMENTS


Future Investment Strategy

A lot has been done to resuscitate the economy. TCW does not expect positive surprises in fiscal stimulus. Additionally, the Fed's move to reduce the discount rate by only 0.25 percent at the end of June in contrast to five successive 0.50 percent decreases, should probably be taken as a sign that the economy is closer to the end of this period of Fed ease than the beginning.

Accordingly, while TCW expects that the economy may continue to get negative earnings news from companies, TCW believes that the necessary factors for a recovery have been deployed. TCW is, however, uncertain as to how powerful the recovery may be, but TCW feels that the Portfolio has been positioned with leading companies that have been using this slowdown to capitalize on their business model advantage.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                                    [PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                               EQUITY PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                              Number
                                            of Shares
                                           or Principal
                                              Amount        Value
         Common Stocks -- 98.90%
         --------------------------------------------------------------
         Biotechnology -- 8.91%
         --------------------------------------------------------------
         Amgen Inc. (a)...................   278,200    $   16,881,176
         Genentech Inc. (a)...............   338,800        18,667,880
                                                        --------------
                                                            35,549,056
         Business Services -- 3.75%
         --------------------------------------------------------------
         Paychex Inc......................   374,200        14,968,000
         Computer Hardware -- 6.21%
         --------------------------------------------------------------
         Cisco Systems Inc. (a)...........   396,100         7,209,020
         Dell Computer Corporation (a)....   671,100        17,549,265
                                                        --------------
                                                            24,758,285
         Computer Services -- 4.69%
         --------------------------------------------------------------
         Juniper Networks Inc. (a)........    91,500         2,845,650
         Pixar Inc. (a)...................   278,900        11,379,120
         Yahoo! Inc. (a)..................   224,700         4,491,753
                                                        --------------
                                                            18,716,523
         Computer Software -- 10.68%
         --------------------------------------------------------------
         Microsoft Corporation (a)........   252,600        18,439,800
         Siebel Systems Inc. (a)..........   515,400        24,172,260
                                                        --------------
                                                            42,612,060
         Electrical Equipment -- 2.47%
         --------------------------------------------------------------
         General Electric Company.........   202,000         9,847,500
         Energy -- 1.10%
         --------------------------------------------------------------
         Enron Corporation................    89,600         4,390,400
         Fiber Optics -- 1.54%
         --------------------------------------------------------------
         JDS Uniphase Corporation (a).....   490,900         6,136,250
         Finance -- 9.00%
         --------------------------------------------------------------
         Providian Financial Corporation..   270,500        16,013,600
         Stilwell Financial Inc...........   592,500        19,884,300
                                                        --------------
                                                            35,897,900
         Insurance -- 10.83%
         --------------------------------------------------------------
         Progressive Corporation (Ohio)...   319,600        43,206,724
         Medical Services -- 2.28%
         --------------------------------------------------------------
         Biogen Inc. (a)..................   167,400         9,099,864
         Misc. Financial Services -- 3.22%
         --------------------------------------------------------------
         Charles Schwab Corporation.......   839,050        12,837,465
         Multi-Line Insurance -- 2.70%
         --------------------------------------------------------------
         American International Group Inc.   125,050        10,754,300

                                                Number
                                              of Shares
                                             or Principal
                                                Amount       Value
          Pharmaceuticals -- 2.82%
          -------------------------------------------------------------
          Pfizer Inc........................     280,650  $ 11,240,032
          Retail -- 5.79%
          -------------------------------------------------------------
          Home Depot Inc....................     251,000    11,684,050
          Wal-Mart Stores Inc...............     233,800    11,409,440
                                                          ------------
                                                            23,093,490
          Semiconductors -- 14.18%
          -------------------------------------------------------------
          Applied Materials Inc. (a)........     259,700    12,751,270
          Intel Corporation.................     332,700     9,731,475
          Maxim Integrated Products Inc. (a)     427,300    18,890,933
          Xilinx Inc. (a)...................     368,100    15,180,444
                                                          ------------
                                                            56,554,122
          Technology -- 2.36%
          -------------------------------------------------------------
          Network Appliance Inc. (a)........     685,400     9,389,980
          Telecommunications -- 4.30%
          -------------------------------------------------------------
          QUALCOMM Inc. (a).................     293,400    17,158,032
          Transportation -- 2.07%
          -------------------------------------------------------------
          Southwest Airlines Company........     446,250     8,251,163
                                                          ------------
          Total Common Stocks
          (Identified cost $471,639,855).................  394,461,146
          -------------------------------------------------------------
          Repurchase Agreement -- 0.27%
          -------------------------------------------------------------
          State Street Bank & Trust
            Repurchase Agreement,
             3.45% due 07/02/01
             Maturity Value $1,057,304
             Collateral: GNMA
             $1,105,000, 7.5%, due 09/15/29
             Value, $1,089,806..............  $1,057,000     1,057,000
                                                          ------------
          Total Repurchase Agreement
          (Identified cost $1,057,000)...................    1,057,000
          -------------------------------------------------------------
          Total Investments
          (Identified cost $472,696,855)................. $395,518,146
          Other Assets Less Liabilities -- 0.83%.........    3,319,644
                                                          ------------
          Net Assets -- 100%............................. $398,837,790
          -------------------------------------------------------------

(a) Non-income producing security.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                            Equity Income Portfolio
                             SUBADVISER'S COMMENTS

1740 Advisers, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

1740 Advisers, Inc. ("1740 Advisors") has been subadviser to the Enterprise Equity Income Portfolio since its inception. 1740 Advisers is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $1.3 billion for institutional clients. Its normal investment minimum is $20 million.

Investment Objective

The objective of the Enterprise Equity Income Portfolio is to seek a combination of growth and income to achieve an above-average and consistent total return.

Investment Strategies

The Equity Income Portfolio invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P 500 average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price.

First Half 2001 Performance Review

Economic growth in the U.S. is still weak and foreign economies are also slowing, particularly Europe and Japan. The U.S. is not officially in an economic recession, but it feels like it. Consumer confidence has been negatively impacted by the declining stock market, especially the highly publicized and heavily owned technology and telecomm sectors, and by rising layoffs and cutbacks at companies. Capital spending by business has been affected by declining earnings, and excess capacity in many sectors.

While there has not yet been an economic recession, 1740 Advisors believes the economy is in the midst of a profits recession. One company after another continues to issue warnings about current or future revenues and earnings shortfalls. The damage is most extreme in the areas where the prior expansion was the most exuberant - technology and telecomm equipment. Overbuilding caused by year 2000 preparations, the Internet expansion, the telecom network build out and easy availability of financing has led to extensive over capacity and excess inventories. The process of correcting the excesses has been painful and is not over yet, but companies are adjusting to the new reality and are taking a more realistic view of their prospects. Analysts and investors are also adjusting their expectations and the downward revisions and the market's volatile reaction to them should begin to diminish.

On the positive side, Fed policy continues stimulative and a tax cut is in progress. At some point late this year, the economy should respond, as should earnings. The economic and profit recovery will likely be restrained however, as both consumer and business confidence requires a period of rebuilding. Consumers will get cash from the tax cut and lower short-term interest rates, but a stronger stock market would provide the best boost to confidence. Business spending has to adjust to lower earnings, high inventories, weak foreign economies and a strong dollar in addition to consumer malaise. All these factors argue for a slower, more subdued recovery, especially when compared to the spending binge that characterized the previous expansion.

If the economic and profits recovery will be slower, it is probable that the market's upside will also be slower. The prior bull market move was extraordinary, one of the best ever, and the conditions that produced it are unlikely to recur immediately. Investors will have to get used to a more normal rate of return for a while at least. The market's decline to date has already discounted a fair amount of the current bad news. Individual companies are still being hit hard when they preannounce earnings problems, but eventually the market will also complete its adjustment to a new slower reality and the next upturn will begin. The bear market has improved both valuation and sentiment, unrealistic expectations have been tempered, and speculative excesses have been wrung out. Slower and steadier will be good for the economy and for the stock market as well.

                         ENTERPRISE Accumulation Trust

                            Equity Income Portfolio
                             SUBADVISER'S COMMENTS


Future Investment Strategy

An economic recovery is anticipated later this year. Initially the recovery may be slower than usual, but could gather steam if foreign economies, which weakened at the same time as the U.S. did, also strengthen. Generally cyclical stocks begin to anticipate economic recovery by several quarters, and this process is occurring now. The Portfolio has been gradually increasing holdings of economy sensitive stocks over the past several months. Basic materials - papers, forest products and chemicals have been increased and Alcoa and U.S. Steel have been added in the metals. Capital-spending related names such as Caterpillar, Ingersoll Rand, Emerson Electric and United Technologies, along with the railroads, may also benefit from economic recovery.

Energy stocks have been reduced in the Portfolio. Weaker demand has brought prices down more than expected, and while earnings gains should be good they will also be less than anticipated. Oils, natural gas and oil services have all been reduced in weight. Financials remain an important part of the Portfolio, insurance stocks had been the major holding, but recently banks have been increased. Healthcare also remains as an overweight. The emphasis had been on hospital supplies, but weakness in the drug stocks has made them attractive again. The Portfolio thus has a balance of stable growth, anticipating some choppiness in the market, but is moving gradually toward a greater emphasis on stocks expected to benefit from economic recovery.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                    [PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                            EQUITY INCOME PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount       Value
         Domestic Common Stocks -- 87.11%
         --------------------------------------------------------------
         Aerospace -- 4.65%
         --------------------------------------------------------------
         Honeywell International Inc.........     8,000    $   279,920
         Northrop Grumman Corporation........     6,500        520,650
         Raytheon Company (Class B)..........     9,000        238,950
         United Technologies Corporation.....     9,500        695,970
                                                           -----------
                                                             1,735,490
         Automotive -- 1.52%
         --------------------------------------------------------------
         Ford Motor Company..................    10,000        245,500
         General Motors Corporation..........     5,000        321,750
                                                           -----------
                                                               567,250
         Banking -- 3.53%
         --------------------------------------------------------------
         Bank of America Corporation.........     6,500        390,195
         Bank of New York Company Inc........     3,500        168,000
         FleetBoston Financial Corporation...     5,500        216,975
         J. P. Morgan Chase & Company........     8,000        356,800
         Wells Fargo & Company...............     4,000        185,720
                                                           -----------
                                                             1,317,690
         Chemicals -- 2.39%
         --------------------------------------------------------------
         Dow Chemical Company................    13,000        432,250
         Du Pont (E. I.) de Nemours & Company     9,500        458,280
                                                           -----------
                                                               890,530
         Computer Hardware -- 0.88%
         --------------------------------------------------------------
         Hewlett-Packard Company.............    11,500        328,900
         Conglomerates -- 3.02%
         --------------------------------------------------------------
         Minnesota Mining & Manufacturing
          Company............................     6,000        684,600
         Textron Inc.........................     8,000        440,320
                                                           -----------
                                                             1,124,920
         Construction -- 1.29%
         --------------------------------------------------------------
         Fluor Corporation...................     7,000        316,050
         Foster Wheeler Limited..............    18,000        162,900
                                                           -----------
                                                               478,950
         Consumer Non-Durables -- 1.24%
         --------------------------------------------------------------
         Avon Products Inc...................    10,000        462,800
         Consumer Products -- 1.85%
         --------------------------------------------------------------
         Colgate-Palmolive Company...........     6,500        383,435
         Kimberly-Clark Corporation..........     5,500        307,450
                                                           -----------
                                                               690,885
         Crude & Petroleum -- 4.10%
         --------------------------------------------------------------
         Burlington Resources Inc............     7,000        279,650
         Chevron Corporation.................     3,000        271,500
         Exxon Mobil Corporation.............     8,500        742,475
         Texaco Inc..........................     3,500        233,100
                                                           -----------
                                                             1,526,725
         Electrical Equipment -- 4.89%
         --------------------------------------------------------------
         Dominion Resources Inc..............     7,000        420,910
         Emerson Electric Company............     9,500        574,750
         General Electric Company............    17,000        828,750
                                                           -----------
                                                             1,824,410
         Electronics -- 0.72%
         --------------------------------------------------------------
         Rockwell International Corporation..     7,000        266,840
         Energy -- 5.95%
         --------------------------------------------------------------
         Duke Energy Corporation.............    14,000        546,140

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount      Value

           El Paso Corporation...............     7,000    $  367,780
           Entergy Corporation...............     9,500       364,705
           Exelon Corporation................     5,500       352,660
           Reliant Energy Inc................     6,000       193,260
           Williams Companies Inc............    12,000       395,400
                                                           ----------
                                                            2,219,945
           Fiber Optics -- 0.85%
           -----------------------------------------------------------
           Corning Inc. (a)..................    19,000       317,490
           Food, Beverages & Tobacco -- 1.50%
           -----------------------------------------------------------
           Anheuser-Busch Companies Inc......     5,500       226,600
           PepsiCo Inc.......................     7,500       331,500
                                                           ----------
                                                              558,100
           Insurance -- 2.13%
           -----------------------------------------------------------
           Cigna Corporation.................     3,000       287,460
           Marsh & McLennan Companies Inc....     5,000       505,000
                                                           ----------
                                                              792,460
           Machinery -- 5.46%
           -----------------------------------------------------------
           Caterpillar Inc...................    11,000       550,550
           Deere & Company...................     9,000       340,650
           Ingersoll-Rand Company............    14,500       597,400
           Pitney Bowes Inc..................    13,000       547,560
                                                           ----------
                                                            2,036,160
           Manufacturing -- 1.03%
           -----------------------------------------------------------
           Eaton Corporation.................     5,500       385,550
           Metals & Mining -- 1.87%
           -----------------------------------------------------------
           Alcoa Inc.........................    11,000       433,400
           USX-U.S. Steel Group..............    13,000       261,950
                                                           ----------
                                                              695,350
           Misc. Financial Services -- 3.70%
           -----------------------------------------------------------
           Citigroup Inc.....................    14,000       739,760
           Fannie Mae........................     7,500       638,625
                                                           ----------
                                                            1,378,385
           Multi-Line Insurance -- 2.30%
           -----------------------------------------------------------
           American General Corporation......     9,000       418,050
           Lincoln National Corporation......     8,500       439,875
                                                           ----------
                                                              857,925
           Oil Services -- 5.78%
           -----------------------------------------------------------
           Baker Hughes Inc..................     6,000       201,000
           Diamond Offshore Drilling Inc.....     5,500       181,775
           Halliburton Company...............     6,000       213,600
           Kerr-McGee Corporation............     4,000       265,080
           KeySpan Corporation...............    11,500       419,520
           Murphy Oil Corporation............     3,500       257,600
           Phillips Petroleum Company........     4,500       256,500
           Schlumberger Ltd..................     4,000       210,600
           Tidewater Inc.....................     4,000       150,800
                                                           ----------
                                                            2,156,475
           Paper & Forest Products -- 1.93%
           -----------------------------------------------------------
           Georgia-Pacific Group.............    12,000       406,200
           International Paper Company.......     8,000       285,600
           Mead Corporation..................     1,000        27,140
                                                           ----------
                                                              718,940
           Pharmaceuticals -- 9.70%
           -----------------------------------------------------------
           Abbott Laboratories...............     8,000      7384,080
           American Home Products Corporation     5,000       292,200
           Baxter International Inc..........    13,000       637,000

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                    EQUITY INCOME PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                   Number
                                                 of Shares
                                                or Principal
                                                   Amount       Value

       Bristol-Myers Squibb Company............     6,000    $   313,800
       Eli Lilly & Company.....................     4,000        296,000
       Johnson & Johnson.......................    10,000        500,000
       Merck & Company Inc.....................     5,500        351,505
       Pfizer Inc..............................    11,000        440,550
       Pharmacia Corporation...................     4,000        183,800
       Schering-Plough Corporation.............     6,000        217,440
                                                             -----------
                                                               3,616,375
       Printing & Publishing -- 1.33%
       ------------------------------------------------------------------
       McGraw-Hill Companies Inc...............     7,500        496,125
       Property-Casualty Insurance -- 2.75%
       ------------------------------------------------------------------
       Allstate Corporation....................    11,000        483,890
       Chubb Corporation.......................     7,000        542,010
                                                             -----------
                                                               1,025,900
       Raw Materials -- 1.03%
       ------------------------------------------------------------------
       Weyerhaeuser Company....................     7,000        384,790
       Real Estate -- 0.83%
       ------------------------------------------------------------------
       Equity Residential Properties Trust.....     5,500        311,025
       Retail -- 0.42%
       ------------------------------------------------------------------
       J. C. Penney Company, Inc...............     6,000        158,160
       Telecommunications -- 4.50%
       ------------------------------------------------------------------
       BellSouth Corporation...................    11,000        442,970
       SBC Communications Inc..................    10,000        400,600
       Sprint Corporation......................    11,500        245,640
       Verizon Communications Inc..............    11,000        588,500
                                                             -----------
                                                               1,677,710
       Transportation -- 3.97%
       ------------------------------------------------------------------
       Burlington Northern Santa Fe Corporation    11,000        331,870
       Canadian National Railway Company.......     9,000        364,500
       CSX Corporation.........................    11,000        398,640
       Union Pacific Corporation...............     7,000        384,370
                                                             -----------
                                                               1,479,380
                                                             -----------
       Total Domestic Common Stocks
       (Identified cost $32,289,325)........................  32,481,635
       ------------------------------------------------------------------

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount       Value
          Foreign Stocks -- 1.14%
          -------------------------------------------------------------
          Crude & Petroleum -- 0.54%
          -------------------------------------------------------------
          BP Amoco (ADR).....................       4,000  $   199,400
          Pharmaceuticals -- 0.60%
          -------------------------------------------------------------
          GlaxoSmithKline (ADR)..............       4,000      224,800
                                                           -----------
          Total Foreign Stocks
          (Identified cost $452,565)......................     424,200
          -------------------------------------------------------------
          Repurchase Agreement -- 11.57%
          -------------------------------------------------------------
          State Street Bank & Trust
            Repurchase Agreement,
             3.45% due 07/02/01
             Maturity Value $4,313,240
             Collateral: GNMA
             $4,490,000, 7.00%, Due 03/15/27
             Value $4,426,392................  $4,312,000    4,312,000
                                                           -----------
          Total Repurchase Agreement
          (Identified cost $4,312,000)....................   4,312,000
          -------------------------------------------------------------
          Total Investments
          (Identified cost $37,053,890)................... $37,217,835
          Other Assets Less Liabilities -- 0.18%..........      68,936
                                                           -----------
          Net Assets -- 100%.............................. $37,286,771
          -------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                               Growth Portfolio
                             SUBADVISER'S COMMENTS

Montag & Caldwell, Inc.
Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Montag & Caldwell, Inc. ("Montag & Caldwell") has served as subadviser to the Enterprise Growth Portfolio since the Portfolio was organized December 1, 1998. Montag & Caldwell manages approximately $24.7 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

The objective of the Enterprise Growth Portfolio is to seek capital appreciation.

Investment Strategies

The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long-term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

First Half 2001 Performance Review

The year 2001 is shaping up to be a difficult year for growth style managers. The Portfolio's global consumer staple companies have suffered from a strong dollar, and its healthcare issues experienced profit-taking pressures after a strong year of performance in 2000. Correctly under-weighting the Portfolio's exposure to the continuing deterioration in the still highly valued technology sector has allowed the Portfolio to outperform the Russell 1000 Growth Index year-to-date. However, the lower price/earnings ratio stocks typically held in value style funds have led the broader market, causing the Portfolio's performance to trail the S&P 500 Index year-to-date. This is evident in large performance gaps so far this year and in 2000, both periods favoring value over growth. The Russell 1000 Growth Index is down 14.3 percent year-to-date and was down 22.4 percent in 2000, while the Russell 1000 Value Index is down only 1.3 percent year-to-date and turned in a positive performance for 2000 of 7.1 percent.

Future Investment Strategy

As it becomes evident that U.S. economic activity will improve towards the end of the year and that the recent inflation up-trend will be held in check, Montag believes the U.S. stock market will experience a more meaningful advance over the next twelve months after its recovery in the second quarter. The corporate profit environment will remain challenging due to continued pressures on profit margins, but corporate profits should stage a moderate recovery in 2002 after declining this year. The magnitude of corporate profit gains in the year ahead will continue to be held back by the negative impact of deflationary pricing trends on the profitability of technology companies.

In a setting of economic recovery with a still challenging corporate profit environment, Montag continues to favor the shares of high quality growth companies in the healthcare, consumer and financial services areas that it believes can achieve double digit profit growth. Montag believes that high-quality cyclical growth companies that will benefit from an improving economy and have some pricing flexibility may do very well. These companies include certain industrial and consumer cyclical issues. In the technology sector, Montag favors the shares of companies with strong software and service product offerings. U.S. multinational corporations in both the consumer and industrial sectors of the economy may also perform well as the U.S. dollar stabilizes following many years of extraordinary strength.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                               GROWTH PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001


                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value
Domestic Common Stocks -- 91.58%
------------------------------------------------------------------
Banking -- 1.56%
------------------------------------------------------------------
Wells Fargo & Company................    95,300    $    4,424,779
Biotechnology -- 0.96%
------------------------------------------------------------------
Amgen Inc. (a).......................    44,700         2,712,396
Building & Construction -- 2.13%
------------------------------------------------------------------
Masco Corporation....................   242,700         6,057,792
Business Services -- 0.88%
------------------------------------------------------------------
Interpublic Group of Companies Inc...    84,900         2,491,815
Computer Services -- 5.20%
------------------------------------------------------------------
Electronic Data Systems Corporation..   236,100        14,756,250
Computer Software -- 2.64%
------------------------------------------------------------------
Electronic Arts Inc. (a).............    46,900         2,715,510
Oracle Corporation (a)...............   251,000         4,769,000
                                                   --------------
                                                        7,484,510
Consumer Products -- 7.15%
------------------------------------------------------------------
Colgate-Palmolive Company............   122,000         7,196,780
Gillette Company.....................   152,500         4,420,975
Procter & Gamble Company.............   136,000         8,676,800
                                                   --------------
                                                       20,294,555
Electrical Equipment -- 5.09%
------------------------------------------------------------------
General Electric Company.............   296,600        14,459,250
Electronics -- 1.75%
------------------------------------------------------------------
Solectron Corporation (a)............   271,700         4,972,110
Entertainment & Leisure -- 3.06%
------------------------------------------------------------------
Walt Disney Company..................   300,400         8,678,556
Finance -- 1.15%
------------------------------------------------------------------
Paychex Inc..........................    81,400         3,256,000
Food, Beverages & Tobacco -- 7.43%
------------------------------------------------------------------
Coca-Cola Company....................   252,700        11,371,500
PepsiCo Inc..........................   219,700         9,710,740
                                                   --------------
                                                       21,082,240
Hotels & Restaurants -- 2.35%
------------------------------------------------------------------
Marriott International Inc. (Class A)   140,800         6,665,472
Insurance -- 3.56%
------------------------------------------------------------------
Marsh & McLennan Companies Inc.......   100,000        10,100,000
Machinery -- 1.18%
------------------------------------------------------------------
Caterpillar Inc......................    66,900         3,348,345
Manufacturing -- 1.50%
------------------------------------------------------------------
Minnesota Mining & Manufacturing
 Company.............................    37,300         4,255,930
Media -- 4.34%
------------------------------------------------------------------
AOL Time Warner Inc. (a).............   232,700        12,333,100
Medical Instruments -- 3.22%
------------------------------------------------------------------
Medtronic Inc........................   198,900         9,151,389
Misc. Financial Services -- 5.11%
------------------------------------------------------------------
Citigroup Inc........................   274,366        14,497,499
Multi-Line Insurance -- 4.65%
------------------------------------------------------------------
American International Group Inc.....   153,550        13,205,300

                                               Number
                                             of Shares
                                            or Principal
                                               Amount       Value
          Pharmaceuticals -- 16.80%
          ------------------------------------------------------------
          Bristol-Myers Squibb Company.....     190,000  $  9,937,000
          Cardinal Health Inc..............      40,200     2,773,800
          Johnson & Johnson................     270,000    13,500,000
          Pfizer Inc.......................     328,400    13,152,420
          Pharmacia Corporation............     181,000     8,316,950
                                                         ------------
                                                           47,680,170
          Retail -- 8.35%
          ------------------------------------------------------------
          Costco Wholesale Corporation (a).     189,500     7,784,660
          Gap Inc..........................     187,200     5,428,800
          Home Depot Inc...................     225,500    10,497,025
                                                         ------------
                                                           23,710,485
          Transportation -- 1.52%
          ------------------------------------------------------------
          United Parcel Service Inc........      74,600     4,311,880
                                                         ------------
          Total Domestic Common Stocks
          (Identified cost $252,750,753)................  259,929,823
          ------------------------------------------------------------
          Foreign Stocks -- 2.44%
          ------------------------------------------------------------
          Wireless Communications -- 2.44%
          ------------------------------------------------------------
          Nokia Corporation (Class A) (ADR)     314,800     6,938,193
                                                         ------------
          Total Foreign Stocks
          (Identified cost $10,080,962).................    6,938,193
          ------------------------------------------------------------
          Repurchase Agreement -- 4.85%
          ------------------------------------------------------------
          State Street Bank & Trust
            Repurchase Agreement,
            3.45% due 07/02/01
            Maturity Value $13,762,956
            Collateral: GNMA
            $14,325,000 7.5% due 04/15/30,
            Value $14,128,031.............. $13,759,000    13,759,000
                                                         ------------
          Total Repurchase Agreement
          (Identified cost $13,759,000).................   13,759,000
          ------------------------------------------------------------
          Total Investments
          (Identified cost $276,590,715)................ $280,627,016
          Other Assets Less Liabilities -- 1.13 %.......    3,213,050
                                                         ------------
          Net Assets -- 100%............................ $283,840,065
          ------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                          Growth and Income Portfolio
                             SUBADVISER'S COMMENTS

Retirement System Investors Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Retirement System Investors Inc. ("RSI") has served as subadviser to the Enterprise Growth and Income Portfolio since 1998. RSI manages approximately $1 billion for all of its clients.

Investment Objective

The objective of the Enterprise Growth and Income Portfolio is a total return through capital appreciation with income as a secondary consideration.

Investment Strategies

The Growth and Income Portfolio invests primarily in U.S. common stocks of large-capitalization companies. The Portfolio selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Portfolio, the subadviser employs a "value-oriented" strategy. This means that the subadviser attempts to identify stocks of companies that have greater value than is recognized by the market. The subadviser considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The subadviser also considers current and projected dividend yields. The subadviser compares this information to that of other companies in determining relative value and dividend potential.

First Half 2001 Performance Review

In the first half of 2001, large-cap growth stocks declined 14.2 percent, as measured by the Russell 1000 Growth Index, while large-cap value stocks, as measured by the Russell 1000 Value Index, declined a much lesser 1.3 percent.

The Portfolio's relative performance in the first half suffered mainly in June due to the sharp setback of the oil and natural gas stocks which were the largest sector holdings in the Portfolio. While energy prices have declined, adverse publicity on alleged price gouging was the main culprit. At current prices, RSI finds the energy stocks very attractive.

Among the larger holdings that performed poorly included EMC Corporation, El Paso Corporation, Safeway Inc. and Emerson Electric Company. Helping results were strong performances from Alcoa Inc., International Business Machines and The McGraw-Hill Companies Inc.

Future Investment Strategy

RSI expects that relatively aggressive monetary easing, tax cuts and stable inflation will help revive U.S. economic growth and corporate profits sometime later this year and into early 2002. Low interest rates and monetary factors may help sustain current equity market valuations while RSI awaits a better economy and an earnings upturn. RSI continues to carefully add to positions in both value and growth stocks where the relative values are compelling.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                          GROWTH AND INCOME PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                   Number
                                                 of Shares,
                                                 Contracts
                                                or Principal
                                                   Amount       Value
        Domestic Common Stocks -- 75.35%
        -----------------------------------------------------------------
        Aerospace -- 4.08%
        -----------------------------------------------------------------
        Honeywell International Inc............    84,700    $ 2,963,653
        United Technologies Corporation........    55,850      4,091,571
                                                             -----------
                                                               7,055,224
        Banking -- 2.81%
        -----------------------------------------------------------------
        J. P. Morgan Chase & Company...........   108,825      4,853,595
        Biotechnology -- 0.65%
        -----------------------------------------------------------------
        Amgen Inc. (a).........................    17,000      1,031,560
        Celgene Corporation (a)................       250          7,213
        Genentech Inc. (a).....................     1,600         88,160
                                                             -----------
                                                               1,126,933
        Broadcasting -- 0.03%
        -----------------------------------------------------------------
        Gemstar-TV Guide International
         Inc. (a)..............................     1,200         51,120
        Building & Construction -- 0.80%
        -----------------------------------------------------------------
        Armstrong Holdings Inc.................     1,200          4,260
        Martin Marietta Materials Inc..........    27,675      1,369,636
                                                             -----------
                                                               1,373,896
        Chemicals -- 0.96%
        -----------------------------------------------------------------
        Praxair Inc............................    35,250      1,656,750
        Computer Hardware -- 3.63%
        -----------------------------------------------------------------
        Cisco Systems Inc. (a).................    15,620        284,284
        EMC Corporation (a)....................    73,900      2,146,795
        International Business Machines
         Corporation...........................    34,060      3,848,780
                                                             -----------
                                                               6,279,859
        Computer Services -- 0.26%
        -----------------------------------------------------------------
        Safeguard Scientifics Inc. (a).........    19,250         98,945
        Sun Microsystems Inc. (a)..............    21,930        344,740
                                                             -----------
                                                                 443,685
        Computer Software -- 0.31%
        -----------------------------------------------------------------
        BMC Software Inc. (a)..................     1,850         41,699
        Computer Associates International Inc..    10,900        392,400
        McDATA Corporation (a).................     1,258         22,078
        Veritas Software Corporation (a).......     1,100         73,183
                                                             -----------
                                                                 529,360
        Consumer Products -- 2.56%
        -----------------------------------------------------------------
        Kimberly-Clark Corporation.............    79,150      4,424,485
        Containers/Packaging -- 0.63%
        -----------------------------------------------------------------
        Smurfit-Stone Container Corporation (a)    67,000      1,085,400
        Crude & Petroleum -- 6.80%
        -----------------------------------------------------------------
        Exxon Mobil Corporation (h)............    91,832      8,021,525
        Texaco Inc.............................    49,975      3,328,335
        Unocal Corporation.....................    12,000        409,800
                                                             -----------
                                                              11,759,660
        Electrical Equipment -- 4.68%
        -----------------------------------------------------------------
        Emerson Electric Company...............   133,590      8,082,195
        Electronics -- 0.56%
        -----------------------------------------------------------------
        Integrated Device Technology (a).......    30,600        969,714

                                                 Number
                                               of Shares,
                                               Contracts
                                              or Principal
                                                 Amount       Value
         Energy -- 2.83%
         --------------------------------------------------------------
         El Paso Corporation.................    85,500    $ 4,492,170
         Williams Companies Inc..............    12,350        406,933
                                                           -----------
                                                             4,899,103
         Fiber Optics -- 1.02%
         --------------------------------------------------------------
         Corning Inc. (a)....................   106,000      1,771,260
         Food, Beverages & Tobacco -- 4.03%
         --------------------------------------------------------------
         Anheuser-Busch Companies Inc........   123,800      5,100,560
         PepsiCo Inc.........................    41,500      1,834,300
         Philip Morris Companies Inc.........       740         37,555
                                                           -----------
                                                             6,972,415
         Machinery -- 1.48%
         --------------------------------------------------------------
         Ingersoll-Rand Company..............    61,950      2,552,340
         Manufacturing -- 0.80%
         --------------------------------------------------------------
         Millipore Corporation...............    22,300      1,382,154
         Media -- 0.76%
         --------------------------------------------------------------
         AOL Time Warner Inc. (a)............    24,855      1,317,315
         Metals & Mining -- 2.76%
         --------------------------------------------------------------
         Alcoa Inc...........................   120,940      4,765,036
         Misc. Financial Services -- 2.14%
         --------------------------------------------------------------
         Citigroup Inc.......................    33,833      1,787,736
         Fannie Mae..........................    22,350      1,903,102
                                                           -----------
                                                             3,690,838
         Multi-Line Insurance -- 1.24%
         --------------------------------------------------------------
         American International Group Inc....    24,968      2,147,248
         Oil Services -- 3.72%
         --------------------------------------------------------------
         Apache Corporation..................    58,000      2,943,500
         BJ Services Company (a).............     5,700        161,766
         Schlumberger Ltd....................    43,000      2,263,950
         Transocean Sedco Forex Inc..........    25,600      1,056,000
                                                           -----------
                                                             6,425,216
         Paper & Forest Products -- 0.17%
         --------------------------------------------------------------
         International Paper Company.........     8,400        299,880
         Pharmaceuticals -- 5.83%
         --------------------------------------------------------------
         Bristol-Myers Squibb Company........    42,560      2,225,888
         Johnson & Johnson...................   103,330      5,166,500
         Merck & Company Inc.................    30,720      1,963,315
         Pfizer Inc..........................    17,922        717,776
                                                           -----------
                                                            10,073,479
         Printing & Publishing -- 3.14%
         --------------------------------------------------------------
         Lexmark International Group Inc.
          (Class A) (a)......................    30,350      2,041,037
         McGraw-Hill Companies Inc...........    51,100      3,380,265
                                                           -----------
                                                             5,421,302
         Retail -- 5.24%
         --------------------------------------------------------------
         Costco Wholesale Corporation (a)....     4,750        195,130
         CVS Corporation.....................    44,550      1,719,630
         Federated Department Stores Inc. (a)    10,100        429,250
         Safeway Inc. (a)....................   126,050      6,050,400
         Tiffany & Company...................     4,100        148,502
         Wal-Mart Stores Inc.................    10,450        509,960
                                                           -----------
                                                             9,052,872
         Savings and Loan -- 0.75%
         --------------------------------------------------------------
         Washington Mutual Inc...............    34,425      1,292,659

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                  GROWTH AND INCOME PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                 Number
                                               of Shares,
                                               Contracts
                                              or Principal
                                                 Amount       Value
        Semiconductors -- 3.34%
        ----------------------------------------------------------------
        Conexant Systems Inc. (a)............     3,350    $     29,982
        Cypress Semiconductor Corporation (a)    34,800         829,980
        Intel Corporation....................     8,400         245,700
        Maxim Integrated Products Inc. (a)...    63,319       2,799,333
        Texas Instruments Inc................    59,400       1,871,100
                                                           ------------
                                                              5,776,095
        Telecommunications -- 5.32%
        ----------------------------------------------------------------
        Lucent Technologies Inc..............    70,730         438,526
        SBC Communications Inc...............    74,395       2,980,264
        Verizon Communications Inc...........    95,300       5,098,550
        WorldCom Inc. (a)....................    45,350         643,970
        WorldCom Inc.-MCI Group (a)..........     1,814          29,205
                                                           ------------
                                                              9,190,515
        Transportation -- 1.15%
        ----------------------------------------------------------------
        FedEx Corporation (a)................    49,450       1,987,890
        Wireless Communications -- 0.87%
        ----------------------------------------------------------------
        Motorola Inc.........................    90,600       1,500,336
                                                           ------------
        Total Domestic Common Stocks
        (Identified cost $142,848,010)....................  130,209,829
        ----------------------------------------------------------------
        Foreign Stocks -- 10.35%
        ----------------------------------------------------------------
        Computer Software -- 0.02%
        ----------------------------------------------------------------
        Check Point Software Technologies
         Ltd. (a)............................       650          32,870
        Crude & Petroleum -- 4.48%
        ----------------------------------------------------------------
        BP Amoco (ADR).......................    89,550       4,464,068
        Royal Dutch Petroleum Company
         (ADR)...............................    56,145       3,271,569
                                                           ------------
                                                              7,735,637
        Manufacturing -- 3.72%
        ----------------------------------------------------------------
        Tyco International Ltd...............   117,900       6,425,550
        Pharmaceuticals -- 1.59%
        ----------------------------------------------------------------
        Elan Corporation (ADR) (a) (h).......    44,950       2,741,950
        Telecommunications -- 0.48%
        ----------------------------------------------------------------
        Nortel Networks Corporation..........    91,830         834,735
        Wireless Communications -- 0.06%
        ----------------------------------------------------------------
        Vodafone Group (ADR).................     5,000         111,750
                                                           ------------
        Total Foreign Stocks
        (Identified cost $16,233,552).....................   17,882,492
        ----------------------------------------------------------------

                                                 Number
                                               of Shares,
                                               Contracts
                                              or Principal
                                                 Amount       Value
        Commercial Paper -- 14.30%
        -----------------------------------------------------------------
        Alltel Corporation
          3.81% due 07/12/01.................  $3,450,000  $  3,445,984
        Bellsouth Corporation
         3.83% due 07/05/01..................   5,200,000     5,197,787
        General Electric Capital Corporation,
         3.71% due 07/03/01..................   6,700,000     6,698,619
        United Parcel Service
         3.65% due 07/06/01..................   4,000,000     3,997,972
        USAA Capital Corporation
         4.12% due 07/02/01..................   5,380,000     5,379,384
                                                           ------------
        Total Commercial Paper
        (Identified cost $24,719,746).....................   24,719,746
        -----------------------------------------------------------------
        Repurchase Agreement -- 0.06%
        -----------------------------------------------------------------
        State Street Bank & Trust
          Repurchase Agreement,
          3.45% due 07/02/01
          Maturity Value $104,030
          Collateral: GNMA $110,000,
          7.375% due 01/20/25,
          Value $108,384.....................     104,000       104,000
                                                           ------------
        Total Repurchase Agreement
        (Identified cost $104,000)........................      104,000
        -----------------------------------------------------------------
        Total Investments
        (Identified cost $183,905,308).................... $172,916,067
        Call Options Written -- 0.00%
        -----------------------------------------------------------------
        Elan Corporation,
         expires 10/19/01 $70................          25        (5,250)
        Exxon Mobil Corporation,
         expires 07/19/01 $95................          30          (300)
                                                           ------------
        Total Call Options Written
        (Premiums received $12,185).......................       (5,550)
        -----------------------------------------------------------------
        Other Assets Less Liabilities -- (0.06)%..........     (100,454)
                                                           ------------
        Net Assets -- 100%................................ $172,810,063
        -----------------------------------------------------------------

(a) Non-income producing security.
(h) Partially held by custodian as collateral for open call options written.
(ADR) American Depository Receipt.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                         Emerging Countries Portfolio
                             SUBADVISER'S COMMENTS

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $29.4 billion in assets under management, became subadviser to the Portfolio on May 1, 2001. Nicholas-Applegate's normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Emerging Countries Portfolio is to seek long-term capital appreciation.

Investment Strategies

The Emerging Countries Portfolio normally invests at least 65 percent of its assets in equity securities of foreign companies located in at least three countries with emerging securities markets (countries that have an emerging stock market as defined by the International Finance Corporation). The subadviser further considers whether a market is less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation. These are markets that have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by investors. The subadviser currently selects Portfolio securities from an investment universe of approximately 6,000 foreign companies in over 35 emerging markets. The Portfolio may invest up to 35 percent of its assets in U.S. companies. The Portfolio normally will invest at least 75 percent of its assets in equity securities.

The Portfolio seeks out growth companies that are in the early stages of development and that it believes are undergoing a basic change in operations. In selecting companies, the subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of these factors materially changes. The subadviser will allocate Portfolio assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Portfolio's investment objective.

The subadviser expects a high portfolio turnover rate of 200 percent or more. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

First Half 2001 Performance Review

For the first quarter, stock prices in emerging countries declined. Double-digit gains in Taiwan and Argentina and in the information technology hardware industry were offset by weakness in Eastern Europe, the Middle East and the telecommunications and healthcare sectors. Despite registering losses, stocks in developing markets out-performed their developed-market counterparts.

Following the lead of their developed counterparts, equity markets in emerging countries rose slightly in the second quarter of 2001. A recovery in technology stocks boosted the stock markets of export-driven countries, such as Singapore, while continued easing by central banks worldwide set the stage for a revival of global growth.

Underperformance for the Portfolio is largely attributable to stock selection in Brazil, South Korea and Mexico. Holdings in telephone, telecommunications services and computers/office automation industries were under pressure during the period. On the positive side, consumer services and healthcare, especially biotech and drug companies turned in strong gains.

                         ENTERPRISE Accumulation Trust

                         Emerging Countries Portfolio
                             SUBADVISER'S COMMENTS


Future Investment Strategy

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Portfolio everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industries/sectors, thereby providing ample diversification. Portfolios remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Portfolio toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

The Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                                    [PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                         EMERGING COUNTRIES PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001


                                                      Number
                                                    of Shares
                                                   or Principal
                                                      Amount      Value
      Foreign Stocks -- 85.77%
      --------------------------------------------------------------------
      Automotive -- 6.14%
      --------------------------------------------------------------------
        China -- 3.40%
         Qingling Motors Company Ltd..............    44,000    $  10,718
        Hong Kong -- 2.74%
         Denway Motors Ltd. (a)...................    24,000        8,616
                                                                ---------
                                                                   19,334
      Banking -- 6.90%
      --------------------------------------------------------------------
        Korea -- 4.21%
         Kookmin Bank (144A)......................     1,000       13,250
        South Africa -- 2.69%
         ABSA Group Ltd...........................     1,800        8,462
                                                                ---------
                                                                   21,712
      Computer Hardware -- 2.01%
      --------------------------------------------------------------------
        Taiwan -- 2.01%
         Acer (GDR)...............................     1,900        6,327
      Computer Software -- 1.14%
      --------------------------------------------------------------------
        Israel -- 1.14%
          RADWARE Ltd. (a)........................       200        3,610
      Crude & Petroleum -- 5.27%
      --------------------------------------------------------------------
        Russia -- 5.27%
         Lukoil Holdings (ADR)....................       100        5,075
         Surgutneftegaz (ADR).....................       900       11,511
                                                                ---------
                                                                   16,586
      Electronics -- 24.06%
      --------------------------------------------------------------------
        Korea -- 12.46%
         Samsung Electronics Ltd. (ADR)...........       500       39,225
        Taiwan -- 11.60%
         Compal Electronics Inc. (GDR) Reg. S.....     1,800        9,810
         United Microelectronics Corporation
          (ADR) (a)...............................     3,000       26,700
                                                                ---------
                                                                   75,735
      Energy -- 2.11%
      --------------------------------------------------------------------
        Korea -- 2.11%
         Korea Electric Power Corporation.........       700        6,650
      Finance -- 2.43%
      --------------------------------------------------------------------
        South Africa -- 2.43%
         Sanlam Ltd...............................     5,600        7,651
      Manufacturing -- 2.01%
      --------------------------------------------------------------------
        Mexico -- 2.01%
         Tubos de Acero de Mexico (ADR)...........       500        6,325
      Medical Instruments -- 2.75%
      --------------------------------------------------------------------
        Israel -- 2.75%
         ESC Medical Systems Ltd. (a).............       300        8,655
      Metals & Mining -- 4.64%
      --------------------------------------------------------------------
        Hong Kong -- 0.88%
         Yanzhou Coal Mining Company Ltd..........     6,000        2,769
        United States -- 3.76%
         Pohang Iron & Steel Ltd..................       600       11,832
                                                                ---------
                                                                   14,601
      Misc. Financial Services -- 0.68%
      --------------------------------------------------------------------
        Mexico -- 0.68%
         Grupo Financiero Inbursa (Series O) (a)..       500        2,143

                                                    Number
                                                  of Shares
                                                 or Principal
                                                    Amount      Value
        Other -- 2.78%
        ----------------------------------------------------------------
          Hong Kong -- 1.97%
           Citic Pacific Ltd....................     2,000    $   6,193
          Turkey -- 0.81%
           Enka Holding Yatirim.................    39,000        2,554
                                                              ---------
                                                                  8,747
        Real Estate -- 1.79%
        ----------------------------------------------------------------
          Mexico -- 1.79%
           Consorcio (a)........................     3,400        5,632
        Semiconductors -- 1.71%
        ----------------------------------------------------------------
          Korea -- 1.71%
           Hynix Semiconductor Inc.
            (GDR) (144A)........................       500        5,375
        Telecommunications -- 12.24%
        ----------------------------------------------------------------
          China -- 5.06%
           China Unicom Ltd. (ADR) (a)..........       900       15,930
          Hungary -- 1.42%
           Matav (ADR)..........................       300        4,485
          Mexico -- 5.76%
           Carso Global Telecom (a).............     1,700        4,083
           Telefonos de Mexico (ADR)............       400       14,036
                                                              ---------
                                                                 38,534
        Utilities -- 0.72%
        ----------------------------------------------------------------
          Russia -- 0.72%
           Unified Energy Systems (ADR).........       200        2,280
        Wireless Communications -- 6.39%
        ----------------------------------------------------------------
          Brazil -- 3.79%
           Tele Centro Oeste Celular
            Participacoes (ADR).................       900        7,785
           Telemig Celular Participacoes (ADR)..       100        4,130
          Mexico -- 2.60%
           America Movil (ADR)..................       200        4,172
           Teleleste Celular Participacoes
            (ADR) (a)...........................       100        4,020
                                                              ---------
                                                                 20,107
                                                              ---------
        Total Foreign Stocks
        (Identified cost $281,796)...........................   270,004
        ----------------------------------------------------------------
        Foreign Preferred Stock -- 4.13%
        ----------------------------------------------------------------
        Banking -- 4.13%
        ----------------------------------------------------------------
          Brazil -- 4.13%
           Banco Bradesco.......................     2,500       12,990
                                                              ---------
        Total Foreign Preferred Stock
        (Identified cost $13,631)............................    12,990
        ----------------------------------------------------------------
        Total Investments
        (Identified cost $295,427)........................... $ 282,994
        Other Assets Less Liabilities -- 10.10%..............    31,779
                                                              ---------
        Net Assets -- 100%................................... $ 314,773
        ----------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.
(GDR) Global Depository Receipt.
(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        International Growth Portfolio
                             SUBADVISER'S COMMENTS

Vontobel USA, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Vontobel USA, Inc. ("Vontobel USA") became the subadviser on April 1, 1999. Vontobel USA manages approximately $1.7 billion and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise International Growth Portfolio is to seek capital appreciation.

Investment Strategies

The International Growth Portfolio invests primarily in non-U.S. equity securities that the subadviser believes are undervalued. The subadviser uses an approach that involves bottom-up stock selection. The subadviser looks for companies that are good, predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The subadviser diversifies investments among European, Australian and Far East ("EAFE") markets.

First Half 2001 Performance Review

After a mostly negative first quarter, markets saw a rebound in stock prices, as valuations started to look attractive on a prospective Price-to-Earnings ratio basis. However, the earnings expectations proved to be too optimistic as sales pre-announcements were broadcast and most companies guided down earnings figures. Markets worldwide followed the weak trend in the U.S. financial markets and sold off, retesting the lows of the first quarter this year. Lower interest rates are not sufficient enough to correct the previous bubble valuation in the technology sector. A heavy overhang of newly issued shares continues to dilute the earnings per share in the telecommunication and technology sector combined with negative issues like inventory adjustment and reduction of capital spending that would support growth in the IT sector. Investors continued to favor deep cyclical and consumer non-durables sectors over growth stocks.

Future Investment Strategy

Although the Fed and many central banks worldwide have decreased interest rates to stimulate growth, it has become apparent that the current slowdown may be prolonged. Overcapacity, especially in the technology sector, and capital spending reductions across-the-board, point to a less than promising near-term outlook. Longer term, however, there are reasons for optimism.

Vontobel expects better earnings reports in the fourth quarter and next year in comparison with last year's earnings. Typically, it takes nine months or more for the benefits of lower interest rates to impact corporate bottom lines. Therefore, Vontobel is not surprised to read in the financial media about investors "looking over the valley." It's likely that the tug-of-war between optimism about falling interest rates and near-term earnings pessimism will be resolved in a few months. Stock market declines over the last 12 to 18 months have brought overall valuations down to attractive levels. Although it will take time to work through overstuffed inventory levels, Vontobel expects to return to at least moderate growth later this year.

As with all international funds, the Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        INTERNATIONAL GROWTH PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                           Number
                                         of Shares
                                        or Principal
                                           Amount       Value
Common Stocks -- 93.66%
-----------------------------------------------------------------
Australia -- 3.89%
-----------------------------------------------------------------
Computershare Ltd......................   120,400    $   377,672
Macquarie Bank Ltd.....................    36,400        683,204
Westfield Holdings.....................   113,158        808,027
Woodside Petroleum.....................   118,600        993,277
                                                     -----------
                                                       2,862,180
Denmark -- 3.90%
-----------------------------------------------------------------
Group 4 Falck..........................     5,790        662,298
H. Lundbeck............................    28,800        819,486
Novo Nordisk...........................    14,500        641,987
Vestas Wind Systems....................    16,000        746,642
                                                     -----------
                                                       2,870,413
Finland -- 0.93%
-----------------------------------------------------------------
Hartwall...............................    42,600        684,843
France -- 8.71%
-----------------------------------------------------------------
Altran Technologies....................    16,800        783,044
AXA....................................    38,000      1,083,634
Compagnie Generale D'Industrielle et de
 Participations........................    18,665        565,323
Hermes International...................     5,170        714,154
L'Oreal................................     6,000        387,708
Societe Generale.......................     7,400        438,666
Suez...................................    23,100        743,891
TotalFinaElf...........................     7,950      1,114,337
Vinci..................................     9,120        581,588
                                                     -----------
                                                       6,412,345
Germany -- 4.67%
-----------------------------------------------------------------
Allianz................................     2,620        765,455
Altana.................................    14,000        542,080
Bayer..................................    17,000        667,748
Bayerische Motoren Werke (a)...........    19,000        629,570
Muenchener Rueckvers...................     3,000        836,941
                                                     -----------
                                                       3,441,794
Greece -- 0.59%
-----------------------------------------------------------------
Alpha Bank.............................    20,600        433,642
Hong Kong -- 2.31%
-----------------------------------------------------------------
Dah Sing Financial Group...............    86,400        446,411
Hutchison Whampoa Ltd..................    71,000        716,845
Sun Hung Kai Properties Ltd............    60,000        540,399
                                                     -----------
                                                       1,703,655
Ireland -- 1.06%
-----------------------------------------------------------------
Allied Irish Banks.....................    67,600        779,111
Italy -- 6.81%
-----------------------------------------------------------------
ENI....................................    76,000        927,449
Mediaset...............................    54,600        459,931
Parmalat Finanz........................   211,120        563,578
Pirelli................................   326,200        909,481
Rolo Banca 1473........................    53,910        794,023
Telecom Italia.........................    72,000        646,774
TIM....................................   139,300        710,659
                                                     -----------
                                                       5,011,895
Japan -- 20.47%
-----------------------------------------------------------------
Benesse Corporation....................    12,300        385,639
Canon Inc..............................    21,400        864,854
Hoya Corporation.......................    11,200        709,486

                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount       Value

        Keyence Corp..........................     3,700    $    734,304
        Matsushita Communication..............    12,600         573,875
        Meitec Corporation....................    21,200         708,877
        Murata Manufacturing Company Ltd......     9,900         658,095
        Nintendo Company Ltd..................     6,200       1,128,538
        Nomura Securities Company Ltd.........    64,000       1,226,526
        NTT Mobile Communication Network Inc..        61       1,061,422
        Rohm Company Ltd......................     8,800       1,367,525
        Secom Company Ltd.....................    12,000         669,714
        Seven Eleven Japan....................    19,000         741,961
        Shin-Etsu Chemical Company Ltd........    30,000       1,101,756
        Takeda Chemical Industries............    22,500       1,046,428
        Tokyo Broadcasting System Inc.........    32,000         615,829
        Tokyo Electron Ltd....................    13,200         799,134
        Yasuda Fire & Marine Insurance Company
         Ltd..................................   109,000         677,371
                                                            ------------
                                                              15,071,334
        Netherlands -- 7.91%
        -----------------------------------------------------------------
        Aegon.................................    32,032         902,588
        ASM Lithography Holdings (a)..........    30,600         686,938
        Heineken..............................    11,375         459,141
        Heineken Holding......................    15,125         461,436
        IHC Caland............................    16,400         826,942
        ING Groep (a).........................    10,400         680,400
        Nutreco Holding.......................    13,400         574,605
        Philips Electronics (a)...............    25,877         686,611
        Unilever (a)..........................     9,100         545,995
                                                            ------------
                                                               5,824,656
        Singapore -- 1.07%
        -----------------------------------------------------------------
        Datacraft Asia Ltd....................    82,680         337,335
        Venture Manufacturing.................    67,700         449,599
                                                            ------------
                                                                 786,934
        Spain -- 1.81%
        -----------------------------------------------------------------
        BCO Popular...........................    19,500         682,329
        Telefonica (a)........................    52,700         650,258
                                                            ------------
                                                               1,332,587
        Sweden -- 4.00%
        -----------------------------------------------------------------
        Assa Abloy (Class B)..................    40,117         573,732
        Drott (Class B).......................    57,200         597,094
        Hennes & Mauritz (Class B)............    50,200         861,060
        NetCom (Class B) (a)..................     7,200         234,084
        Nordbanken Holdings...................   118,900         677,991
                                                            ------------
                                                               2,943,961
        Switzerland -- 8.44%
        -----------------------------------------------------------------
        Credit Suisse Group (a)...............     6,520       1,072,452
        Geberit...............................     1,750         394,517
        Nestle................................     4,050         861,175
        Novartis..............................    38,200       1,383,195
        Rieter Holdings.......................     2,425         566,936
        Roche Holdings........................     3,900         318,035
        Schweizerische Rueckversicherungs-
         Gesellschaft.........................       479         957,733
        Swatch Group (a)......................       660         661,286
                                                            ------------
                                                               6,215,329
        United Kingdom -- 17.09%
        -----------------------------------------------------------------
        Amvescap..............................    43,400         754,835
        Astrazeneca...........................    22,200       1,035,785
        Capita Group..........................   206,800       1,346,969
        Compass Group.........................   126,700       1,015,276

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 INTERNATIONAL GROWTH PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                    Number
                                                  of Shares
                                                 or Principal
                                                    Amount       Value

       HSBC Holdings............................    83,000    $   984,789
       Lloyds TSB Group.........................    91,200        913,829
       Logica...................................    74,400        904,230
       Matalan..................................   121,000        845,205
       Misys....................................   103,600        725,122
       Rentokil Initial.........................   295,100      1,001,570
       Royal Bank of Scotland Group (AVS) (a)...    55,000         68,355
       Royal Bank of Scotland Group (Ordinary)..    47,800      1,054,853
       Vodafone Group...........................   486,016      1,078,019
       WPP Group................................    86,500        852,726
                                                              -----------
                                                               12,581,563
       Total Common Stocks
       (Identified cost $74,759,073)......................... $68,956,242
       -------------------------------------------------------------------
       Preferred Stocks -- 0.70%
       -------------------------------------------------------------------
       Germany -- 0.70%
       -------------------------------------------------------------------
       Prosieben Media..........................    35,600        516,497
                                                              -----------
       Total Preferred Stocks
       (Identified cost $1,014,108)..........................     516,497
       -------------------------------------------------------------------
       Depository Receipts -- 2.96%
       -------------------------------------------------------------------
       Finland -- 0.86%
       -------------------------------------------------------------------
       Nokia Corporation (Class A) (ADR)........    28,700        632,548
       Germany -- 0.88%
       -------------------------------------------------------------------
       SAP Aktien-Gesellschaft (ADR)............    18,400        645,656
       Ireland -- 1.22%
       -------------------------------------------------------------------
       Elan Corporation (ADR) (a)...............    14,800        902,800
                                                              -----------
       Total Depository Receipts
       (Identified cost $2,235,714)..........................   2,181,004
       -------------------------------------------------------------------
       Warrants -- 0.15%
       -------------------------------------------------------------------
       France -- 0.02%
       -------------------------------------------------------------------
       Compagnie Generale D'Industrielle et da
        Participations Cap Gemini Shares (a) (e)    18,665         13,604
       Switzerland -- 0.13%
       -------------------------------------------------------------------
       Zuercher Kantonalbank Call
        Warrant (a) (i).........................   785,000         78,653
       Zuercher Kantonalbank Call
        Warrant (a) (j).........................   690,000         15,363
                                                              -----------
                                                                   94,016
                                                              -----------
       Total Warrants
       (Identified cost $1,001,067)..........................     107,620
       -------------------------------------------------------------------
       Total Investments
       (Identified cost $79,009,962)......................... $71,761,363
       Other Assets Less Liabilities -- 2.53%................   1,863,809
                                                              -----------
       Net Assets -- 100%.................................... $73,625,173
       -------------------------------------------------------------------

(a) Non-income producing security.
(e) The warrants entitle the fund to purchase 1 share of Cap Gemini for every warrant held and 143 EUR until March 31, 2003.
(i) The warrants entitle the funds to purchase 1 share of Credit Suisse Group for every 50 warrants held and 350 CHF until October 19, 2001.
(j) The warrants entitle the fund to purchase 1 share of UBS for every 20 warrants held and 275 CHF until August 17, 2001.
(ADR) American Depository Receipt.
(AVS) Additional Value Shares.

Industry classifications for the portfolio as a percentage of total market value at June 30, 2001 are as follows:

Industry
--------
Automobiles                              2.08%
Banking                                 12.34%
Beverages & Tobacco                      2.18%
Building Materials & Components          1.31%
Chemicals                                2.40%
Commercial Services & Supplies           6.01%
Communication Equipment                  2.10%
Construction Materials                   0.79%
Diversified Financials                   4.59%
Diversified Telecommunication Services   1.20%
Electronic Components, Instruments       3.52%
Food & Drug Retailing                    1.01%
Food Products                            3.45%
Health Care Equipment & Supplies         0.96%
Hotels, Restaurants, & Leisure           1.37%
Household Durables                       0.93%
Industrial Conglomerates                 0.77%
Insurance                                7.09%
IT Consulting & Services                 3.27%
Leisure Equipment & Products             1.53%
Machinery                                1.89%
Media                                    3.31%
Multi-Utilities                          1.01%
Oil & Gas                                4.11%
Personal Products                        0.53%
Pharmaceuticals                          9.07%
Real Estate                              2.64%
Retail                                   2.31%
Semiconductor Equipment & Products       4.77%
Software                                 1.86%
Textiles & Apparels                      1.87%
Wireless Telecommunication Services      4.74%
Cash/Other                               2.99%
                                       -------
   Total                               100.00%
                                       =======

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                          Worldwide Growth Portfolio
                             SUBADVISER'S COMMENTS

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $29.4 billion in assets under management, became subadviser to the Portfolio on May 1, 2001. Nicholas-Applegate's normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Worldwide Growth Portfolio is to seek long-term capital appreciation.

Investment Strategies

The Worldwide Growth Portfolio invests primarily in equity securities of foreign and domestic companies, and normally it will invest at least 65 percent of its total assets in securities of companies that are located in at least three different countries, which may include countries with emerging securities markets. The subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of these factors change. The subadviser will allocate Portfolio assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Portfolio's investment objective.

The subadviser expects a high portfolio turnover rate of 200 percent or more. The Portfolio may also lend portfolio assets on a short-term and long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

First Half 2001 Performance Review

The year 2001 started on a positive note, with many of the world's major equity markets posting gains in January. However, uncertainty about the state of the global economy and corporate profitability sent stocks lower in the first quarter. In the second quarter, despite another round of corporate earnings disappointments (especially from technology companies), as well as lingering worries on the economy, key U.S. equity indices rose in the second quarter.

Internationally, the equity markets were mixed. Bourses overseas continued to be weighed down by now familiar factors: economic and earnings weakness as well as declining technology spending among the world's developed countries. Amid concerns of slowing economic growth, the European Central Bank decided to leave interest rates unchanged for its 11 member countries due to the continued threat of rising inflation. In Japan, weakness in consumer spending and slowing export growth weighed on corporate profits and the stock market.

On a country basis, stock selection in the U.S. technology companies was a major detractor from relative performance. Japan, United Kingdom and Canadian holdings negatively influence the Portfolio's performance. Germany, Switzerland and Denmark positively impacted returns compared to the benchmark.

                         ENTERPRISE Accumulation Trust

                          Worldwide Growth Portfolio
                             SUBADVISER'S COMMENTS


Future Investment Strategy

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Portfolio everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industries/sectors, thereby providing ample diversification. Portfolios remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Portfolio toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

The Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                                    [PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                          WORLDWIDE GROWTH PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001


                                           Number
                                         of Shares
                                        or Principal
                                           Amount       Value
Domestic Common Stocks -- 47.14%
-----------------------------------------------------------------
Biotechnology -- 1.43%
-----------------------------------------------------------------
Amgen Inc. (a).........................     100      $     6,068
Broadcasting -- 1.00%
-----------------------------------------------------------------
Gemstar-TV Guide International Inc. (a)     100            4,260
Communications -- 1.04%
-----------------------------------------------------------------
Brocade Communications Systems Inc. (a)     100            4,399
Computer Hardware -- 3.56%
-----------------------------------------------------------------
Cisco Systems Inc. (a).................     400            7,280
Dell Computer Corporation (a)..........     300            7,845
                                                     -----------
                                                          15,125
Computer Software -- 7.26%
-----------------------------------------------------------------
Microsoft Corporation (a)..............     200           14,600
PeopleSoft Inc. (a)....................     100            4,923
Siebel Systems Inc. (a)................     100            4,690
Veritas Software Corporation (a).......     100            6,653
                                                     -----------
                                                          30,866
Electrical Equipment -- 2.29%
-----------------------------------------------------------------
General Electric Company...............     200            9,750
Energy -- 1.73%
-----------------------------------------------------------------
Enron Corporation......................     100            4,900
Reliant Resources Inc. (a).............     100            2,470
                                                     -----------
                                                           7,370
Entertainment & Leisure -- 2.66%
-----------------------------------------------------------------
MGM Mirage Inc. (a)....................     200            5,992
Viacom Inc. (a)........................     100            5,304
                                                     -----------
                                                          11,296
Fiber Optics -- 0.89%
-----------------------------------------------------------------
CIENA Corporation (a)..................     100            3,800
Media -- 2.50%
-----------------------------------------------------------------
AOL Time Warner Inc. (a)...............     200           10,600
Medical Services -- 1.45%
-----------------------------------------------------------------
UnitedHealth Group Inc.................     100            6,175
Misc. Financial Services -- 3.88%
-----------------------------------------------------------------
Citigroup Inc..........................     200           10,568
Merrill Lynch & Company Inc............     100            5,925
                                                     -----------
                                                          16,493
Oil Services -- 1.13%
-----------------------------------------------------------------
Weatherford International Inc.(a)......     100            4,800
Pharmaceuticals -- 4.19%
-----------------------------------------------------------------
Abbott Laboratories....................     100            4,801
Johnson & Johnson......................     100            5,000
Pfizer Inc.............................     200            8,010
                                                     -----------
                                                          17,811

                                                      Number
                                                    of Shares
                                                   or Principal
                                                      Amount     Value
       Real Estate -- 1.84%
       ------------------------------------------------------------------
       Cendant Corporation (a)....................        400   $  7,800
       Retail -- 4.89%
       ------------------------------------------------------------------
       Best Buy Company Inc. (a)..................        100      6,352
       eBay Inc. (a)..............................        100      6,849
       Gap Inc....................................        100      2,900
       Home Depot Inc.............................        100      4,655
                                                                --------
                                                                  20,756
       Semiconductors -- 2.52%
       ------------------------------------------------------------------
       Advanced Micro Devices Inc. (a)............        100      2,888
       Applied Materials Inc. (a).................        100      4,910
       Intel Corporation..........................        100      2,925
                                                                --------
                                                                  10,723
       Telecommunications -- 2.88%
       ------------------------------------------------------------------
       QUALCOMM Inc. (a)..........................        100      5,848
       Qwest Communications International Inc. (a)        200      6,374
                                                                --------
                                                                  12,222
                                                                --------
       Total Domestic Common Stocks
       (Identified cost $198,198)..............................  200,314
       ------------------------------------------------------------------
       Foreign Stocks -- 2.56%
       ------------------------------------------------------------------
       Manufacturing -- 2.56%
       ------------------------------------------------------------------
         Bermuda -- 2.56%
          Tyco International Ltd..................        200     10,900
                                                                --------
       Total Foreign Stocks
       (Identified cost $10,906)..................                10,900
       ------------------------------------------------------------------
       U.S. Treasury Bills -- 49.14%
       ------------------------------------------------------------------
       3.00% due 07/12/01.........................   $209,000    208,808
                                                                --------
       Total U.S. Treasury Bills
       (Identified cost $208,808).................               208,808
       ------------------------------------------------------------------
       Total Investments
       (Identified cost $417,912).............................. $420,022
       Other Assets Less Liabilities -- 1.16%..................    4,908
                                                                --------
       Net Assets -- 100%.........................              $424,930
       ------------------------------------------------------------------

(a) Non-income producing security.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                              Balanced Portfolio
                             SUBADVISER'S COMMENTS

Montag & Caldwell, Inc.
Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Montag & Caldwell, Inc. ("Montag & Caldwell"), which has approximately $24.7 billion in assets under management, became subadviser to the Portfolio on July 15, 1999. Montag & Caldwell's normal investment minimum for a separate account is $40 million.

Investment Objective

The Enterprise Balanced Portfolio seeks long-term total return.

Investment Strategies

Generally, between 55 percent and 75 percent of the Balanced Portfolio's total assets will be invested in equity securities, and at least 25 percent of the Balanced Portfolio's total assets will be invested in fixed income securities. The portfolio allocation will vary based upon the subadviser's assessment of the return potential of each asset class. For equity investments, the subadviser uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average growth; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; positions as (or the potential to become) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the subadviser will seek to maintain the Portfolio's weighted average duration within 20 percent of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Portfolio will only invest in fixed income securities with an "A" or better rating. Fixed income investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.

First Half 2001 Performance Review

The Portfolio recorded a decline in value during the first half of 2001. Bonds provided a positive return, but stocks were lower in value. The year 2001 is shaping up to be difficult for growth style managers. The Portfolio's global consumer staple companies have suffered from a strong dollar, and its health care issues experienced profit-taking pressures after a strong performance in 2000. Correctly under-weighting the Portfolio's exposure to the continuing deterioration in the still highly valued technology sector has allowed the Portfolio's equities to outperform the Russell 1000 Growth Index year-to-date. However, the lower price/earnings ratio stocks typically held in value style portfolios have led the broader market, causing the fund's equity performance to trail the S&P 500 Index year-to-date. This is evident in large performance gaps so far this year and in 2000, both periods favoring value over growth. The Russell 1000 Growth Index is down 14.3 percent year-to-date and was down 22.4 percent in 2000, while the Russell 1000 Value Index is down only 1.3 percent year-to-date and turned in a positive performance for 2000 of 7.1 percent.

Future Investment Strategy

As it becomes evident that U.S. economic activity will improve towards the end of the year and that the recent inflation up-trend will be held in check, Montag believes the U.S. stock market will experience a more meaningful advance over the next twelve months after its recovery in the second quarter. The corporate profit environment will remain challenging due to continued pressures on profit margins, but corporate profits should stage a moderate recovery in 2002 after declining this year. The magnitude of corporate profit gains in the year ahead will continue to be held back by the negative impact of deflationary pricing trends on the profitability of technology companies.

                         ENTERPRISE Accumulation Trust

                              Balanced Portfolio
                             SUBADVISER'S COMMENTS


In a setting of economic recovery with a still challenging corporate profit environment, Montag continues to favor the shares of high quality growth companies in the healthcare, consumer and financial services areas that can achieve double digit profit growth. Montag believes that high quality cyclical growth companies that will benefit from an improving economy and have some pricing flexibility will do very well. These companies include certain industrial and consumer cyclical issues. In the technology sector, Montag favors the shares of companies with strong software and service product offerings. U.S. multinational corporations in both the consumer and industrial sectors of the economy should also perform well as the U.S. dollar stabilizes following many years of extraordinary strength. The duration of the Portfolio's bond holdings is slightly shorter than its market benchmark, since Montag expects some moderate upward pressure on bond yields as the economy recovers.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                                    [PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                              BALANCED PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                         Number
                                       of Shares
                                      or Principal
                                         Amount       Value
Common Stocks -- 53.96%
---------------------------------------------------------------
Banking -- 0.91%
---------------------------------------------------------------
Wells Fargo & Company................     3,665    $   170,166
Biotechnology -- 0.55%
---------------------------------------------------------------
Amgen Inc. (a).......................     1,700        103,156
Building & Construction -- 1.22%
---------------------------------------------------------------
Masco Corporation....................     9,200        229,632
Business Services -- 1.16%
---------------------------------------------------------------
Interpublic Group of Companies Inc...     3,300         96,855
Paychex Inc..........................     3,000        120,000
                                                   -----------
                                                       216,855
Computer Services -- 3.00%
---------------------------------------------------------------
Electronic Data Systems Corporation..     9,000        562,500
Computer Software -- 1.56%
---------------------------------------------------------------
Electronic Arts Inc. (a).............     1,800        104,220
Oracle Corporation (a)...............     9,900        188,100
                                                   -----------
                                                       292,320
Consumer Products -- 4.44%
---------------------------------------------------------------
Colgate-Palmolive Company............     5,700        336,243
Gillette Company.....................     5,675        164,518
Procter & Gamble Company.............     5,200        331,760
                                                   -----------
                                                       832,521
Electrical Equipment -- 3.02%
---------------------------------------------------------------
General Electric Company.............    11,640        567,450
Electronics -- 0.96%
---------------------------------------------------------------
Solectron Corporation (a)............     9,800        179,340
Entertainment & Leisure -- 1.83%
---------------------------------------------------------------
Walt Disney Company..................    11,900        343,791
Food, Beverages & Tobacco -- 4.31%
---------------------------------------------------------------
Coca-Cola Company....................     9,600        432,000
PepsiCo Inc..........................     8,500        375,700
                                                   -----------
                                                       807,700
Hotels & Restaurants -- 1.33%
---------------------------------------------------------------
Marriott International Inc. (Class A)     5,290        250,429
Insurance -- 2.26%
---------------------------------------------------------------
Marsh & McLennan Companies Inc.......     4,200        424,200
Machinery -- 0.69%
---------------------------------------------------------------
Caterpillar Inc......................     2,600        130,130
Manufacturing -- 0.85%
---------------------------------------------------------------
Minnesota Mining & Manufacturing
 Company.............................     1,400        159,740
Media -- 2.43%
---------------------------------------------------------------
AOL Time Warner Inc. (a).............     8,600        455,800
Medical Instruments -- 1.96%
---------------------------------------------------------------
Medtronic Inc........................     8,000        368,080
Misc. Financial Services -- 2.74%
---------------------------------------------------------------
Citigroup Inc........................     9,736        514,450
Multi-Line Insurance -- 2.64%
---------------------------------------------------------------
American International Group, Inc....     5,750        494,500

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount       Value
         Pharmaceuticals -- 10.09%
         --------------------------------------------------------------
         Bristol-Myers Squibb Company........      7,780   $   406,894
         Cardinal Health Inc.................      1,500       103,500
         Johnson & Johnson...................     11,000       550,000
         Pfizer Inc..........................     13,000       520,650
         Pharmacia Corporation...............      6,800       312,460
                                                           -----------
                                                             1,893,504
         Retail -- 5.15%
         --------------------------------------------------------------
         Costco Wholesale Corporation (a)....      8,400       345,072
         Gap Inc.............................      7,100       205,900
         Home Depot Inc......................      8,900       414,295
                                                           -----------
                                                               965,267
         Transportation -- 0.86%
         --------------------------------------------------------------
         United Parcel Service Inc...........      2,800       161,840
                                                           -----------
         Total Common Stocks
         (Identified cost $9,973,224).....................  10,123,371
         --------------------------------------------------------------
         Corporate Bonds and Notes -- 14.30%
         --------------------------------------------------------------
         Banking -- 1.91%
         --------------------------------------------------------------
         Discover Card
           5.85% due 01/17/06................   $200,000       203,503
         Nationsbank Corporation
           7.00% due 05/15/03................    150,000       154,786
                                                           -----------
                                                               358,289
         Computer Hardware -- 1.38%
         --------------------------------------------------------------
         Hewlett Packard Company
           7.15% due 06/15/05................    250,000       258,605
         Energy -- 0.94%
         --------------------------------------------------------------
         Peco Energy Transport Trust
           6.05% due 03/01/09................    175,000       175,602
         Finance -- 6.55%
         --------------------------------------------------------------
         American Express Company
           6.75% due 06/23/04................    225,000       233,388
         Ford Motor Credit Company
           7.00% due 09/25/01................    100,000       100,629
         Ford Motor Credit Company
           7.75% due 03/15/05................     75,000        78,447
         Goldman Sachs Group Inc.
           7.50% due 01/28/05................    200,000       209,861
         Merrill Lynch & Company Inc.
           6.00% due 02/17/09................    250,000       241,212
         National Rural Utilities
          Cooperative Finance
           5.75% due 11/01/08................    225,000       215,077
         Sears Roebuck Acceptance Corporation
           6.70% due 11/15/06................    150,000       150,569
                                                           -----------
                                                             1,229,183
         Manufacturing -- 1.13%
         --------------------------------------------------------------
         Honeywell International Inc.
           7.50% due 03/01/10................    200,000       212,468
         Retail -- 1.11%
         --------------------------------------------------------------
         Wal-Mart Stores Inc.
           6.875% due 08/10/09...............    200,000       207,511

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                       BALANCED PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount      Value
         Telecommunications -- 1.28%
         --------------------------------------------------------------
         Bellsouth Capital Funding Corporation
           7.75% due 02/15/10.................    225,000   $  240,905
                                                            ----------
         Total Corporate Bonds and Notes
         (Identified cost $2,617,845)......................  2,682,563
         --------------------------------------------------------------
         Foreign Stocks -- 1.43%
         --------------------------------------------------------------
         Wireless Communications -- 1.43%
         --------------------------------------------------------------
         Nokia Corporation (Class A) (ADR)....     12,155      267,896
                                                            ----------
         Total Foreign Stocks
         (Identified cost $374,538)........................    267,896
         --------------------------------------------------------------
         U. S. Government Obligations -- 19.53%
         --------------------------------------------------------------
         Fannie Mae -- 3.75%
         --------------------------------------------------------------
         5.75% due 04/15/03...................   $325,000      331,997
         7.00% due 07/15/05...................    350,000      371,023
                                                            ----------
                                                               703,020
         Freddie Mac -- 3.41%
         --------------------------------------------------------------
         6.25% due 10/15/02...................    275,000      281,825
         5.125% due 10/15/08..................     50,000       47,635
         6.625% due 09/15/09..................    300,000      310,717
                                                            ----------
                                                               640,177
         U. S. Treasury Bonds -- 7.86%
         --------------------------------------------------------------
         7.25% due 05/15/16...................    300,000      341,372
         8.125% due 08/15/19..................    250,000      311,212
         8.00% due 11/15/21...................    275,000      342,483
         6.25% due 08/15/23...................    325,000      338,260
         6.875% due 08/15/25..................    125,000      140,377
                                                            ----------
                                                             1,473,704

                                               Number
                                             of Shares
                                            or Principal
                                               Amount       Value
            U. S. Treasury Notes -- 4.51%
            ---------------------------------------------------------
            5.75% due 08/15/03.............  $  325,000  $   334,074
            7.875% due 11/15/04............     200,000      219,015
            6.25% due 02/15/07.............      75,000       79,084
            6.50% due 02/15/10.............     200,000      214,859
                                                         -----------
                                                             847,032
                                                         -----------
            Total U. S. Government Obligations
            (Identified cost $3,579,148)................   3,663,933
            ---------------------------------------------------------
            Repurchase Agreement -- 9.75%
            ---------------------------------------------------------
            State Street Bank & Trust
             Repurchase Agreement
             3.45% due 07/02/01
             Maturity Value $1,829,526
             Collateral: GNMA
             $1,905,000 7.00% due 04/15/29,
             Value $1,878,013..............  $1,829,000  $ 1,829,000
                                                         -----------
            Total Repurchase Agreement
            (Identified cost $1,829,000)................   1,829,000
            ---------------------------------------------------------
            Total Investments
            (Identified cost $18,373,755)............... $18,566,763
            Other Assets Less Liabilities -- 1.03%......     192,843
                                                         -----------
            Net Assets -- 100%.......................... $18,759,606
            ---------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                               Managed Portfolio
                             SUBADVISERS' COMMENTS

Sanford C. Bernstein & Co., LLC
New York, New York

Wellington Management Company, LLP
Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Sanford C. Bernstein & Co., LLC ("Bernstein"), which has approximately $10.0 billion in assets under management, became co-subadviser of the Portfolio on November 1, 1999. Bernstein's normal investment minimum is $5 million.

Wellington Management Company, LLP ("Wellington"), which manages approximately $295 billion for institutional clients and whose usual investment minimum is $20 million, became co-subadviser to the Enterprise Managed Portfolio on January 1, 2001.

Investment Objective

The objective of the Enterprise Managed Portfolio is to seek growth of capital over time.

Investment Strategies

The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon economic and market trends and the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any specific types of investments. However, the Portfolio invests primarily in equity securities at times when the subadvisers believe that the best investment values are available in the equity markets. The Portfolio may invest almost all of its assets in high-quality short-term money market and cash equivalent to preserve capital. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt.

First Half 2001 Performance Review -- Bernstein

Security selection added to relative returns in the first half. Stock selection in the financial sector was the biggest contributor, benefiting from the Portfolio's emphasis on consumer-oriented banks and thrifts, as well as an over-weighting in Lehman Brothers Holdings Inc. (up 14 percent) while avoiding most of the poorer-performing investment banking and brokerage stocks. Stock selection in the energy sector was also favorable, as the emphasis on more attractively valued integrated oil companies such as Occidental Petroleum Corporation and Exxon Mobil Corporation paid off, as well as low exposure to the pricier oil services companies, which retreated sharply over the quarter. Finally, under-weighting communication equipment stocks within the technology sector was a positive as these companies continued to disappoint investors.

The five largest contributors to performance over the first half of the year were a mixed group. The largest single factor was a substantial under-weighting in Enron Corporation. Over-weightings in Bank of America Corporation, health care company Baxter International Inc., Philip Morris Companies Inc. and International Business Machines Corporation all boosted relative returns.

Four of the five holdings that detracted most from performance were technology stocks. The Bernstein portion of the Portfolio had modest over-weights in Cisco, EMC Corporation, Oracle Inc. and Texas Instruments, all of which fell 30 percent or more during the period on worries about slowing earnings growth. Bernstein has maintained over-weights in Cisco Systems Inc. and EMC Corporation as these high-quality technology companies moved from being attractive based on momentum to being attractive based on valuations. Finally, the Portfolio's exposure to Pacific Gas & Electric Corporation (PG&E) also hurt returns, as California's flawed deregulation program left Californian electricity distributors extremely vulnerable to an extraordinary run-up in wholesale electricity prices.

                         ENTERPRISE Accumulation Trust

                               Managed Portfolio
                             SUBADVISERS' COMMENTS


Bernstein's sector weightings also helped performance somewhat. The largest single contributor was the under-weight in technology. Over-weighting energy also helped. Under-weighting basic materials, one of the few sectors to post a gain over the past six months, detracted from returns.

First Half 2001 Performance Review -- Wellington

Despite efforts by an aggressive Fed to jumpstart the U.S. economy through an easing of monetary policy, company fundamentals continued to deteriorate and investor confidence declined during the first half of 2001.

For the first half of 2001, the top contributor to the Portfolio's performance was Microsoft Corporation. The favorable news flow on the company since the judicial ruling has done much to buoy the stock. Additionally, the introduction of new products like the X-box will continue to make the company a leader in its industry.

Within health care, the Portfolio's position in Tenet Healthcare, a U.S. health care services company, contributed significantly to relative performance for the six-month period. The primary driver of this performance was an 8.3 percent increase in same facility revenue per admission, which compares favorably to 6 percent increases posted in both the first and second fiscal quarters. In addition, the continuation of a strong commercial pricing environment benefits Tenet Healthcare and other hospitals. The company is currently evaluating three potential acquisitions that would provide additional scale and, if consummated, add $465 million in revenue. Tenet Healthcare and other public hospital companies should continue to benefit from a consolidating environment, as competitors try to gain market share to avoid falling prey to larger players.

The most significant performance detractor during the six-month period was Exodus Communications, return of negative 97 percent for five months ended June 30, 2001 with an average weight of 2 percent in the Portfolio for the period. Exodus Communications, the leading provider of managed web-hosting services, significantly lowered its earnings guidance for the 2001 fiscal year due to the continued deterioration of industry fundamentals. In June, the market was concerned that Exodus Communications was approaching technical default on a bank covenant, sending the shares to bankrupt-like levels. Recognizing the uncertainty in the long-term outlook for this company, Wellington believes that the company's leading position, attractive data center assets (largest in the industry), improving customer base towards larger enterprise customers, and solid annual revenue per customer growth continue to make it a compelling stock.

Future Investment Strategy -- Bernstein

As the relative attractiveness of growth and value stocks converges, Bernstein is shifting the Portfolio's sector weightings closer to those of the S&P 500 Index. Bernstein has been reducing the Portfolio's emphasis on energy stocks as prices have moved higher over the last few months, reflecting higher oil prices. As a result, their relative attractiveness has decreased. Bernstein has also been reducing the Portfolio's under-weighting in communication services. While valuations for these stocks remain relatively unattractive, although less so than previously, the risk diversification they provide to the overall portfolio is compelling in the current environment.

While the major pharmaceuticals above-average long-term earnings growth and profitability usually command high prices, putting drug stocks squarely in the "growth" camp, these stocks currently represent a value opportunity. Major drug stocks have fallen 22 percent as of June 30 as investors worried that there will be increasing pressure on profitability as state and federal governments become more active in trying to hold down drug prices. Rapid increases in pharmaceutical costs have prompted a number of states to become aggressive on the prices they will pay for prescription drugs for Medicaid recipients. Political support for a prescription drug benefit for Medicare recipients is gaining momentum, raising fears that the federal government may institute price controls. Bernstein believes the political threat is overblown. Price controls are unlikely in this country, and while a Medicare drug benefit could lead to price pressure by the government, it could also boost sales. Indeed, as HMO's began offering drug benefits at a low out-of-pocket cost to the user, demand for prescription drugs boosted sales and prices. The more serious issue is whether the government, or aggressive HMO's, would steer patients to the cheapest drug in a given category, promoting price competition. Companies with unique products may continue to do well, while those with undifferentiated products face more risk.

While some drug companies are facing patent expirations for many key products and do not have promising products in the pipeline to replace them, that is not true for all. Drug companies may still be able to earn strong profits if they create innovative products. Thus, Bernstein intends to emphasize companies that have solid patent protection or a promising pipeline of new products, or both. With the industry as a whole selling below its normal premium to the market, many

                         ENTERPRISE Accumulation Trust

                               Managed Portfolio
                             SUBADVISERS' COMMENTS

stocks are attractive relative to their strong long-term growth prospects. They also offer significant diversification benefits for the Portfolio overall, making them particularly attractive on a risk-adjusted basis.

Technology stocks are a different story. Although their stock prices have fallen much further, nearly 60 percent on average in the last 16 months, the deterioration in their business conditions is much more serious. The massive capital-spending binge of the past few years in technology and telecom has created a capacity overhang that could be a drag on earnings for many years. Furthermore, it is likely that the high profit margins earned by some communication equipment providers may never return, because demand exceeded supply by a wide margin at the peak of the last up cycle, making equipment buyers insensitive to price.

Technology may no longer be a growth industry, but that the magnitude of a major industrial shift is not easily grasped, as the recent trend in technology earnings revisions shows. Consensus forecasts for the tech and telecom sectors have fallen steeply and persistently over the past year because managements and investors alike are anchored in the past reality. Thus, while stock price drops of 50-80 percent have made some major tech companies look cheap, continued downward earnings revisions and negative price momentum offsets some of this improved valuation. Bernstein is still cautious on the sector, but in some cases valuations have become compelling. As a result, Bernstein has been gradually and selectively increasing the allocation to technology, emphasizing larger companies such as Hewlett-Packard and Avaya, the enterprise networking business spun off from Lucent.

Future Investment Strategy -- Wellington

Wellington is confident that the outlook for the U.S. economy has improved considerably since the end of the first quarter. Due to aggressive monetary and fiscal stimulus, as well as benign inflation, Wellington believes that the real GDP growth will be up 1.3 percent in 2001 and a stronger than consensus rebound of up 4.0 percent in 2002.

Outside of the technology sector, Wellington anticipates improving conditions going into the second half of this year, setting the stage for a stronger economy in 2002 and 2003. This recovery will begin as a result of positive fiscal and monetary stimulus and will be fueled by lower than expected inflation, a strong consumer, and rising corporate profits. Therefore, with an improving economic picture and more attractive valuations in many sectors, Wellington has a positive outlook for the U.S. equity market.

The views expressed in this report reflect those of the subadvisers only through the end of the period of the report as stated on the cover. The subadvisers' views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                               MANAGED PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
        Domestic Common Stocks -- 96.07%
        ----------------------------------------------------------------
        Advertising -- 0.09%
        ----------------------------------------------------------------
        Omnicom Group Inc..................     13,500   $    1,161,000
        Aerospace -- 3.36%
        ----------------------------------------------------------------
        BF Goodrich Company................     46,000        1,747,080
        Boeing Company.....................    143,200        7,961,920
        Honeywell International Inc........     30,200        1,056,698
        Lockheed Martin Corporation........    128,200        4,749,810
        Northrop Grumman Corporation.......      5,600          448,560
        United Technologies Corporation....    357,100       26,161,146
                                                         --------------
                                                             42,125,214
        Automotive -- 1.30%
        ----------------------------------------------------------------
        Ford Motor Company.................          1               24
        General Motors Corporation.........     34,000        2,187,900
        Genuine Parts Company..............    234,900        7,399,350
        Goodyear Tire & Rubber Company.....    145,900        4,085,200
        TRW Inc............................     63,000        2,583,000
                                                         --------------
                                                             16,255,474
        Banking -- 4.42%
        ----------------------------------------------------------------
        Bank of America Corporation........    203,500       12,216,105
        Bank One Corporation...............     73,700        2,638,460
        FleetBoston Financial Corporation..    130,600        5,152,170
        J. P. Morgan Chase & Company.......    743,140       33,144,044
        National City Corporation..........     37,300        1,148,094
        Wells Fargo & Company..............     26,000        1,207,180
                                                         --------------
                                                             55,506,053
        Biotechnology -- 0.18%
        ----------------------------------------------------------------
        Amgen Inc. (a).....................     37,700        2,287,636
        Broadcasting -- 2.49%
        ----------------------------------------------------------------
        AT&T Corporation -- Liberty Media
         Group Class A (Tracking Stock) (a)  1,601,100       28,003,239
        Viacom Inc. (a)....................     62,500        3,234,375
                                                         --------------
                                                             31,237,614
        Business Services -- 0.33%
        ----------------------------------------------------------------
        Automatic Data Processing Inc......     59,200        2,942,240
        Paychex Inc........................     31,000        1,240,000
                                                         --------------
                                                              4,182,240
        Chemicals -- 1.84%
        ----------------------------------------------------------------
        Dow Chemical Company...............    151,242        5,028,796
        Du Pont (E. I.) de Nemours &
         Company...........................    346,000       16,691,040
        Hercules Inc.......................    121,800        1,376,340
                                                         --------------
                                                             23,096,176
        Computer Hardware -- 4.37%
        ----------------------------------------------------------------
        Cisco Systems Inc. (a).............  1,245,400       22,666,280
        Compaq Computer Corporation........     66,800        1,034,732
        Dell Computer Corporation (a)......    101,200        2,646,380
        EMC Corporation (a)................    150,200        4,363,310
        Handspring Inc. (a)................    254,800        1,961,960
        Hewlett-Packard Company............    180,950        5,175,170
        International Business Machines
         Corporation.......................    128,100       14,475,300
        NCR Corporation (a)................     54,600        2,566,200
                                                         --------------
                                                             54,889,332

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
        Computer Services -- 1.63%
        ----------------------------------------------------------------
        Electronic Data Systems Corporation     27,000   $    1,687,500
        Sabre Holdings Corporation
         (Class A) (a).....................     19,500          975,000
        Sun Microsystems Inc. (a)..........     66,600        1,046,952
        VeriSign Inc. (a)..................    278,800       16,730,788
                                                         --------------
                                                             20,440,240
        Computer Software -- 5.57%
        ----------------------------------------------------------------
        Adobe Systems Inc..................     15,700          737,900
        Exodus Communications Inc. (a).....  1,191,600        2,454,696
        Microsoft Corporation (a)..........    707,200       51,625,600
        Oracle Corporation (a).............    248,900        4,729,100
        Rational Software Corporation......    368,900       10,347,645
                                                         --------------
                                                             69,894,941
        Conglomerates -- 0.22%
        ----------------------------------------------------------------
        Minnesota Mining & Manufacturing
         Company...........................     24,400        2,784,040
        Construction -- 0.25%
        ----------------------------------------------------------------
        Centex Corporation.................     78,000        3,178,500
        Consumer Products -- 1.78%
        ----------------------------------------------------------------
        Black & Decker Corporation.........     10,900          430,114
        Kimberly-Clark Corporation.........    172,700        9,653,930
        Procter & Gamble Company...........     62,900        4,013,020
        Sherwin Williams Company...........    135,800        3,014,760
        Tupperware Corporation.............     33,400          782,562
        Whirlpool Corporation..............     72,000        4,500,000
                                                         --------------
                                                             22,394,386
        Consumer Services -- 1.70%
        ----------------------------------------------------------------
        First Data Corporation.............    332,200       21,343,850
        Crude & Petroleum -- 3.91%
        ----------------------------------------------------------------
        Chevron Corporation................     58,100        5,258,050
        Exxon Mobil Corporation............    489,177       42,729,611
        Texaco Inc.........................     15,800        1,052,280
                                                         --------------
                                                             49,039,941
        Electrical Equipment -- 2.49%
        ----------------------------------------------------------------
        General Electric Company...........    605,400       29,513,250
        Tektronix Inc......................     63,100        1,713,165
                                                         --------------
                                                             31,226,415
        Energy -- 3.88%
        ----------------------------------------------------------------
        AES Corporation (a)................     10,600          456,330
        Cinergy Corporation................    114,300        3,994,785
        El Paso Corporation................    397,600       20,889,904
        Exelon Corporation.................    221,100       14,176,932
        FirstEnergy Corporation............    199,200        6,406,272
        TXU Corporation....................     58,900        2,838,391
                                                         --------------
                                                             48,762,614
        Entertainment & Leisure -- 0.45%
        ----------------------------------------------------------------
        Walt Disney Company................    195,000        5,633,550
        Fiber Optics -- 0.13%
        ----------------------------------------------------------------
        CIENA Corporation (a)..............     44,300        1,683,400
        Finance -- 1.11%
        ----------------------------------------------------------------
        Household International Inc........     59,900        3,995,330
        Lehman Brothers Holdings Inc.......     25,300        1,967,075
        MGIC Investment Corporation........     77,000        5,593,280
        Moody's Corporation................     69,400        2,324,900
                                                         --------------
                                                             13,880,585

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                       MANAGED PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
        Food, Beverages & Tobacco -- 5.25%
        ----------------------------------------------------------------
        Anheuser-Busch Companies, Inc......   111,800    $    4,606,160
        Archer Daniels Midland Company.....   207,600         2,698,800
        Coca-Cola Company..................   151,800         6,831,000
        Conagra Inc........................   108,800         2,155,328
        Fortune Brands Inc.................    74,000         2,838,640
        General Mills Inc..................    27,300         1,195,194
        PepsiCo Inc........................   269,500        11,911,900
        Philip Morris Companies Inc........   232,300        11,789,225
        R.J. Reynolds Tobacco Holdings Inc.   393,800        21,501,480
        Unilever...........................     7,000           416,990
                                                         --------------
                                                             65,944,717
        Health Care -- 1.79%
        ----------------------------------------------------------------
        Tenet Healthcare Corporation (a)...   435,800        22,482,922
        Hotels & Restaurants -- 0.27%
        ----------------------------------------------------------------
        Hilton Hotels Corporation..........    61,700           715,720
        McDonald's Corporation.............    98,400         2,662,704
                                                         --------------
                                                              3,378,424
        Machinery -- 0.07%
        ----------------------------------------------------------------
        Caterpillar Inc....................    18,000           900,900
        Media -- 1.10%
        ----------------------------------------------------------------
        AOL Time Warner Inc. (a)...........   259,450        13,750,850
        Medical Services -- 1.65%
        ----------------------------------------------------------------
        Humana Inc. (a)....................   300,000         2,955,000
        Immunex Corporation (a)............   842,700        14,957,925
        UnitedHealth Group Inc.............    44,200         2,729,350
                                                         --------------
                                                             20,642,275
        Misc. Financial Services -- 7.54%
        ----------------------------------------------------------------
        Ambac Financial Group Inc..........   496,400        28,890,480
        American Express Company...........    55,000         2,134,000
        Citigroup Inc......................   886,700        46,853,228
        Fannie Mae.........................   116,800         9,945,520
        Freddie Mac........................    25,600         1,792,000
        Merrill Lynch & Company Inc........    63,200         3,744,600
        Morgan Stanley Dean Witter &
         Company...........................    20,900         1,342,407
                                                         --------------
                                                             94,702,235
        Multi-Line Insurance -- 1.13%
        ----------------------------------------------------------------
        American General Corporation.......    56,000         2,601,200
        American International Group Inc...   105,900         9,107,400
        Lincoln National Corporation.......    48,900         2,530,575
                                                         --------------
                                                             14,239,175
        Oil Services -- 2.43%
        ----------------------------------------------------------------
        Amerada Hess Corporation...........    80,800         6,528,640
        Conoco Inc. (Class B)..............    50,600         1,462,340
        Occidental Petroleum Corporation...   227,900         6,059,861
        Rowan Companies Inc................   746,200        16,491,020
                                                         --------------
                                                             30,541,861
        Other -- 0.03%
        ----------------------------------------------------------------
        SPDR Trust.........................     3,000           367,800
        Paper Products -- 0.26%
        ----------------------------------------------------------------
        Louisiana Pacific Corporation......   280,000         3,284,400

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
        Pharmaceuticals -- 10.74%
        -----------------------------------------------------------------
        Abbott Laboratories.................    625,100   $   30,011,051
        American Home Products Corporation..    128,200        7,492,008
        Baxter International Inc............    159,600        7,820,400
        Bristol-Myers Squibb Company........    198,800       10,397,240
        Eli Lilly & Company.................     40,200        2,974,800
        Johnson & Johnson...................    269,400       13,470,000
        Merck & Company Inc.................    216,300       13,823,733
        Pfizer Inc..........................    362,700       14,526,135
        Pharmacia Corporation...............    691,161       31,758,848
        Schering-Plough Corporation.........     71,400        2,587,536
                                                          --------------
                                                             134,861,751
        Printing & Publishing -- 2.27%
        -----------------------------------------------------------------
        Donnelley (R. R.) & Sons Company....     60,000        1,782,000
        Lexmark International Group Inc.
         (Class A) (a)......................    397,600       26,738,600
                                                          --------------
                                                              28,520,600
        Property-Casualty Insurance -- 0.28%
        -----------------------------------------------------------------
        St. Paul Companies Inc..............     68,500        3,472,265
        Publishing -- 0.38%
        -----------------------------------------------------------------
        Gannett Inc.........................     62,000        4,085,800
        New York Times Company..............     16,800          705,600
                                                          --------------
                                                               4,791,400
        Retail -- 7.33%
        -----------------------------------------------------------------
        American Greetings Corporation......    103,800        1,141,800
        Bed Bath & Beyond Inc. (a)..........    684,900       21,368,880
        Dollar General Corporation..........  1,047,000       20,416,500
        Federated Department Stores Inc. (a)    153,100        6,506,750
        Gap Inc.............................     29,200          846,800
        Home Depot Inc......................     83,700        3,896,235
        May Department Stores Company.......    182,800        6,262,728
        Office Depot Inc. (a)...............    144,500        1,499,910
        Safeway Inc. (a)....................    299,800       14,390,400
        Target Corporation..................     88,400        3,058,640
        TJX Companies Inc...................     48,500        1,545,695
        Wal-Mart Stores Inc.................    226,400       11,048,320
                                                          --------------
                                                              91,982,658
        Savings and Loan -- 2.81%
        -----------------------------------------------------------------
        Golden West Financial Corporation...     96,300        6,186,312
        Washington Mutual Inc...............    775,600       29,123,780
                                                          --------------
                                                              35,310,092
        Semiconductors -- 1.44%
        -----------------------------------------------------------------
        Applied Materials Inc. (a)..........     92,600        4,546,660
        Intel Corporation...................    343,800       10,056,150
        Maxim Integrated Products Inc. (a)..     29,000        1,282,090
        Novellus Systems Inc. (a)...........     24,000        1,362,960
        Texas Instruments Inc...............     24,900          784,350
                                                          --------------
                                                              18,032,210

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                       MANAGED PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
         Telecommunications -- 6.11%
         ---------------------------------------------------------------
         Alltel Corporation................     22,000   $    1,347,720
         AT&T Corporation..................    236,800        5,209,600
         Avaya Inc. (a)....................    309,183        4,235,807
         BellSouth Corporation.............     94,500        3,805,515
         Lucent Technologies Inc...........     92,700          574,740
         QUALCOMM Inc. (a).................     31,600        1,847,968
         Qwest Communications International
          Inc. (a).........................    683,042       21,768,549
         SBC Communications Inc............    191,400        7,667,484
         Tellabs Inc. (a)..................     30,500          588,040
         Verizon Communications Inc........    177,716        9,507,806
         WorldCom Inc. (a).................  1,417,700       20,131,340
                                                         --------------
                                                             76,684,569
         Transportation -- 0.54%
         ---------------------------------------------------------------
         Burlington Northern Santa Fe
          Corporation......................      8,800          265,496
         Norfolk Southern Corporation......    250,900        5,193,630
         Union Pacific Corporation.........     24,800        1,361,768
                                                         --------------
                                                              6,820,894
         Utilities -- 1.15%
         ---------------------------------------------------------------
         Ameren Corporation................     91,200        3,894,240
         American Electric Power Inc.......    145,700        6,726,969
         Xcel Energy Inc...................    133,877        3,808,801
                                                         --------------
                                                             14,430,010
                                                         --------------
         Total Domestic Common Stocks
         (Identified cost $1,210,944,056)...............  1,206,145,209
         ---------------------------------------------------------------




                                              Number
                                            of Shares
                                           or Principal
                                              Amount        Value
         Foreign Stocks -- 3.33%
         ---------------------------------------------------------------
         Crude & Petroleum -- 0.56%
         ---------------------------------------------------------------
         Royal Dutch Petroleum Company
          (ADR)...........................     119,800  $    6,980,746
         Manufacturing -- 2.77%
         ---------------------------------------------------------------
         Tyco International Ltd...........     637,900      34,765,550
                                                        --------------
         Total Foreign Stocks
         (Identified cost $40,817,869).................     41,746,296
         ---------------------------------------------------------------
         Repurchase Agreement -- 0.70%
         ---------------------------------------------------------------
         State Street Bank & Trust
           Repurchase Agreement
           3.45% due 07/02/01
           Maturity Value $8,784,525
           Collateral: GNMA
           $9,145,000, 7.00% due 03/15/27
           Value $9,015,446...............  $8,782,000       8,782,000
                                                        --------------
         Total Repurchase Agreement
         (Identified cost $8,782,000)..................      8,782,000
         ---------------------------------------------------------------
         Total Investments
         (Identified cost $1,260,543,925).............. $1,256,673,505
         Other Assets Less Liabilities -- (0.10)%......     (1,224,694)
                                                        --------------
         Net Assets -- 100%............................ $1,255,448,811
         ---------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.
SPDR -- Standard & Poor's Depository Receipt.
See notes to financial statements.


                                     [PHOTO]

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                           High-Yield Bond Portfolio
                             SUBADVISER'S COMMENTS

Caywood-Scholl Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Caywood-Scholl Capital Management ("Caywood-Scholl") has been subadviser to the Enterprise High-Yield Bond Portfolio since November 19, 1994. Caywood-Scholl manages approximately $1.5 billion for institutional clients, and its normal investment minimum is $3 million.

Investment Objective

The objective of the Enterprise High-Yield Bond Portfolio is to seek maximum current income.

Investment Strategies

The High-Yield Bond Portfolio invests primarily in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's corporation ("S&P"), which are commonly known as "junk bonds." The Portfolio's investments are selected by the subadviser after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the subadviser identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high-yield market. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds, which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the subadviser have characteristics of such lower-grade bonds. Should an investment be subsequently downgraded to Ca or lower or CC or lower, the subadviser has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20 percent of the Portfolio's assets may include:
(1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the subadviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income producing cash equivalents.

First Half 2001 Performance Review

The economy's vulnerable condition was evident during the first half as company after company guided down expectations due to soft demand and a lack of future operating performance visibility. These cautionary projections motivated portfolio managers to continue in the upgrading of their portfolios. As a result, double B-rated and high quality single B-rated issues experienced strong demand. Industries such as energy, gaming and healthcare outperformed due to their strong fundamentals and the high level of predictability of near term cash flows.

In the later part of April, the Fed unexpectedly cut interest rates setting in motion a month long rally in high-yield. The rally was in full swing for much of May, resulting in an impressive 1.92 percent monthly return as measured by the Merrill Lynch High-Yield Cash Pay Index. Even the previously shunned telecommunication sector enjoyed some degree of support. Unfortunately, in June the market weakened as new issue supply overtook demand. To attract new buyers, issuers were forced to offer more attractive terms causing in portions of the market being re-priced. As the month came to a close, investors again began to worry about earnings, or lack thereof.

Underlying the volatility of the high-yield market are several notable themes;
1) the high-yield market is distinctly tiered by credit quality, 2) mutual fund flows and market technicals suggest credit quality has bottomed out or is near bottoming out. 3) fallen angels are distorting the market and 4) the telecommunications sector has been given up for dead.

Beginning in mid-2000 the high-yield market began to segregate itself into two distinct markets. One market consisted of higher quality BB and single B-rated issues, mostly from larger capitalized non-cyclical issuers. This market was of average liquidity and Caywood-Scholl typically found market conditions that facilitated sellers rather than buyers. The other market consisted of a wide variety of distressed credits; including fallen angels, small issuers, most telecommunication and steel issuers and a variety of other "problem" credits. This market was characterized by low liquidity and a great deal of volatility. This segregation continues to persist into the third quarter of 2001. Caywood-Scholl does not see a near-term

                         ENTERPRISE Accumulation Trust

                           High-Yield Bond Portfolio
                             SUBADVISER'S COMMENTS

catalyst to cure the market's bifurcation. Greater access to capital would, however, be a good start to improving the overall liquidity within the distressed portion of the market.

The high-yield market has been anticipating the bottoming of the credit cycle for several quarters. It is at the bottom of the cycle when the market offers the maximum value to investors. In anticipation of the bottom, Caywood-Scholl has seen mutual fund flows turn positive as investors seek relative value within the capital markets. Investor behavior is clearly anticipatory as the domestic high yield default rate has continued to climb during the first half of the year. According to First Boston, the trailing12-month domestic default rate is 7.5 percent. Most market participants believe the economy is near the peak in defaults. This optimism is predicated on the lag effect of the six interest rate cuts instituted by the Fed since the beginning of the year. Also, the distress ratio, percentage of issuers selling at yields of 10 percent or more above US treasuries, which tends to be a predictive indicator of default trends has eased from a high of 32 percent late last year to 23 percent by mid-June.

Fallen angels present a true riddle to the market. In recent history they have afforded both opportunity for success, such as Columbia HCA Healthcare Corp., J.C. Penney Company and Waste Management Inc. and for disaster, such as Comdisco Inc., Finova and Pacific Gas & Electric Company. For the vast majority of the fallen angel cases the juries are still out, and therein lies the problem. Many of these companies have large capitalizations relative to their high-yield peers. Thus the fallen angels exercise significant influence on many of the indices. For example, fallen angels comprise over 9.0 percent of the Merrill Lynch High-Yield Index. Despite their large issuance size, these issues can be highly illiquid due to their present holders unwillingness to take losses and Wall Street's reluctance to create liquidity in these names. Lastly, unraveling these credits is a complex process, given the lack of disclosure, the potential for assets sales or divestitures to reduce bank debt and the precarious position of some banks.

Lastly, the widely documented fall of the emerging telecommunication companies represents a black eye for the high-yield market. According to a recent Wall Street study, 85 percent of all high-yield wire-line telecommunication issuers have bonds trading below $50. Given that at the beginning of the year this segment of the high-yield market represented over 10 percent of most broad high-yield indices, their demise has been particularly painful for the market. The good news is many of these telecommunication bankruptcies and market devaluation are in the past, therefore this sector's depressing effects may be greatly diminished in future periods.

Future Investment Strategy

The first half of 2001 has been characterized by a great deal of uncertainty that has manifested itself into greater than normal volatility in most asset classes. Despite this the high-yield market has been one of the best performing asset classes during the period. Caywood-Scholl maintains that value eventually rises to the surface. Caywood-Scholl believes the upper quality sector of the high-yield market represents value. Accordingly, the Enterprise High-Yield Bond Portfolio is conservatively positioned within this portion of the market as to minimize volatility while capturing a good portion of the market potential upside.

There are specific risks associated with the types of bonds held in the Portfolio, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                           HIGH-YIELD BOND PORTFOLIO
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                               Number
                                             of Shares
                                            or Principal
                                               Amount       Value
           Domestic Corporate Bonds -- 79.97%
           -----------------------------------------------------------
           Aerospace -- 0.15%
           -----------------------------------------------------------
           BE Aerospace Inc. (144A)
             8.875% due 05/01/11........... $    150,000 $    148,500
           Airlines -- 0.24%
           -----------------------------------------------------------
           Northwest Airlines Inc.
            8.52% due 04/07/04.............      250,000      244,430
           Apparel & Textiles -- 0.82%
           -----------------------------------------------------------
           Fruit of the Loom Inc. (b)
            8.875% due 04/15/06............      300,000       18,000
           Levi Strauss & Company
            7.00% due 11/01/06.............      400,000      304,000
           Levi Strauss & Company
            11.625% due 01/15/08...........      550,000      495,000
                                                         ------------
                                                              817,000
           Automotive -- 2.70%
           -----------------------------------------------------------
           Avis Group Holdings Inc.
            11.00% due 05/01/09............      650,000      725,562
           Budget Group Inc.
            9.125% due 04/01/06............      700,000      280,000
           Navistar International
            Corporation New (144A)
            9.375% due 06/01/06............      350,000      355,250
           Sonic Automotive Inc. (Series B)
            11.00% due 08/01/08............      450,000      438,750
           United Rentals Inc. (Series B)
            8.80% due 08/15/08.............      975,000      892,125
                                                         ------------
                                                            2,691,687
           Banking -- 0.54%
           -----------------------------------------------------------
           Western Financial Savings Bank
            Orange California,
            8.50% due 07/01/03.............      550,000      536,250
           Broadcasting -- 5.43%
           -----------------------------------------------------------
           Echostar DBS Corporation
            9.375% due 02/01/09............    1,150,000    1,127,000
           Fox Family Worldwide Inc. (c)
            0/10.25% due 11/01/07..........    1,650,000    1,622,750
           Fox Sports Networks LLC (c)
            0/9.75% due 08/15/07...........    2,000,000    1,900,000
           Sinclair Broadcast Group Inc.
            8.75% due 12/15/07.............      800,000      762,000
                                                         ------------
                                                            5,411,750
           Building & Construction -- 1.72%
           -----------------------------------------------------------
           American Standard Inc.
            7.375% due 02/01/08............      225,000      222,187
           Integrated Electrical Services
            9.375% due 02/01/09............      900,000      882,000
           Nortek Inc.
            8.875% due 08/01/08............      400,000      385,000
           Nortek Inc. (Series B)
            9.125% due 09/01/07............      225,000      220,500
                                                         ------------
                                                            1,709,687
           Business Services -- 0.19%
           -----------------------------------------------------------
           Xerox Corporation
            7.20% due 04/01/16.............      300,000      192,000

                                                   Number
                                                 of Shares
                                                or Principal
                                                   Amount       Value
       Cable -- 5.14%
       -------------------------------------------------------------------
       Adelphia Communications Corporation
        9.50% due 03/01/05..................... $    400,000 $    395,000
       Adelphia Communications Corporation
        7.875% due 05/01/09....................      250,000      220,625
       Adelphia Communications Corporation
        9.375% due 11/15/09....................      200,000      191,000
       Adelphia Communications Corporation
        (Series B) (c)
        0/11.467% due 01/15/08.................      850,000      397,375
       Charter Communication Holdings
        8.25% due 04/01/07.....................    1,775,000    1,681,812
       Charter Communications Holdings
        10.00% due 04/01/09....................      650,000      659,750
       Lin Television Corporation (144A)
        8.00% due 01/15/08.....................      500,000      482,500
       Mediacom LLC/Capital Corporation
        (144A)
        9.50% due 01/15/13.....................      600,000      576,000
       Mediacom LLC/Mediacom Capital
        Corporation (Series B),
        8.50% due 04/15/08.....................      550,000      511,500
                                                             ------------
                                                                5,115,562
       Chemicals -- 0.32%
       -------------------------------------------------------------------
       Huntsman Polymers Corporation
        11.75% due 12/01/04....................      250,000      181,250
       Pioneer Americas Acquisition Corporation
        (Series B) (b)
        9.25% due 06/15/07.....................      450,000      141,750
                                                             ------------
                                                                  323,000
       Communications -- 0.49%
       -------------------------------------------------------------------
       Globalstar Telecommunications
        (Wts) (a) (144A).......................          450           --
       Loral Space & Communication Ltd. (c)
        0/12.5% due 01/15/07...................    1,350,000      486,000
                                                             ------------
                                                                  486,000
       Computer Software -- 0.04%
       -------------------------------------------------------------------
       North Point Communications (b)
        12.875% due 02/15/10...................      900,000       40,500
       Verado Holdings Inc. (Wts) (a)..........          300          504
                                                             ------------
                                                                   41,004
       Consumer Products -- 3.56%
       -------------------------------------------------------------------
       Chattem Inc. (Series B)
        8.875% due 04/01/08....................      427,000      392,840
       Corning Consumer Products
        Company (Series B)
        9.625% due 05/01/08....................      350,000       56,000
       Elizabeth Arden Inc.
        11.75% due 02/01/11....................      600,000      637,500
       French Fragrances Inc. (Series B)
        10.375% due 05/15/07...................      350,000      343,875
       French Fragrances Inc. (Series D)
        10.375% due 05/15/07...................      200,000      196,500
       Scotts Company
        8.625% due 01/15/09....................      300,000      303,000
       Sealy Mattress Company (144A)
        9.875% due 12/15/07....................      250,000      246,875
       Sealy Mattress Company
        (Series B) (c)
        0/10.875% due 12/15/07.................    1,650,000    1,365,375
                                                             ------------
                                                                3,541,965

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   HIGH-YIELD BOND PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount      Value
          Containers/Packaging -- 0.93%
          -------------------------------------------------------------
          Owens Illinois Inc.
           8.10% due 05/15/07.................  $  550,000  $  412,500
          Owens Illinois Inc.
           7.35% due 05/15/08.................     700,000     511,000
                                                            ----------
                                                               923,500
          Crude & Petroleum -- 0.91%
          -------------------------------------------------------------
          Premcor Refining Group Inc.
           8.875% due 11/15/07................     450,000     342,000
          Premcor USA Inc. (Series B)
           10.875% due 12/01/05...............     700,000     567,000
                                                            ----------
                                                               909,000
          Drugs & Medical Products -- 1.81%
          -------------------------------------------------------------
          King Pharmaceuticals Inc.
           10.75% due 02/15/09................     917,000     999,530
          Warner Chilcott Inc.
           12.625% due 02/15/08...............     750,000     802,500
                                                            ----------
                                                             1,802,030
          Electronics -- 1.26%
          -------------------------------------------------------------
          AES Corporation
           9.50% due 06/01/09.................     600,000     612,000
          AES Corporation
           9.375% due 09/15/10................     400,000     404,000
          AES Corporation
           8.875% due 02/15/11................     250,000     244,375
          Axiohm Transaction Solutions (b) (d)
           9.75% due 10/01/07.................     500,000          --
                                                            ----------
                                                             1,260,375
          Energy -- 4.27%
          -------------------------------------------------------------
          BRL Universal Equipment
           8.875% due 02/15/08................     950,000     969,000
          Calpine Canada Energy Finance
           8.50% due 05/01/08.................     500,000     487,480
          Calpine Corporation
           7.75% due 04/15/09.................     400,000     379,000
          Calpine Corporation
           8.625% due 08/15/10................   1,100,000   1,064,513
          CMS Energy Corporation
           7.50% due 01/15/09.................     450,000     416,325
          Cogentrix Energy Inc.
           8.75% due 10/15/08.................     350,000     362,250
          Ocean Energy Inc. (Series B)
           8.375% due 07/01/08................     300,000     310,500
          Petroleos Mexicano
           9.375% due 12/02/08................     250,000     268,125
                                                            ----------
                                                             4,257,193
          Entertainment & Leisure -- 0.26%
          -------------------------------------------------------------
          Mohegan Tribal Gaming Authority
           8.75% due 01/01/09.................     250,000     256,875
          Fiber Optics -- 0.93%
          -------------------------------------------------------------
          Metromedia Fiber Network Inc.
           10.00% due 11/15/08................     350,000     133,000
          Metromedia Fiber Network Inc.
           10.00% due 12/15/09................     750,000     285,000
          Williams Communications Group
           10.70% due 10/01/07................     650,000     266,500
          Williams Communications Group
           11.70% due 08/01/08................     575,000     238,625
                                                            ----------
                                                               923,125

                                                     Number
                                                   of Shares
                                                  or Principal
                                                     Amount      Value
      Finance -- 0.58%
      --------------------------------------------------------------------
      Midland Funding Corporation
       10.33% due 07/23/02.......................  $   48,966  $   49,945
      Pemex Project (144A)
       9.125% due 10/13/10.......................     500,000     529,375
                                                               ----------
                                                                  579,320
      Food, Beverages & Tobacco -- 3.04%
      --------------------------------------------------------------------
      Canandaigua Brands Inc.
       8.625% due 08/01/06.......................     750,000     759,375
      Canandaigua Brands Inc.
       8.50% due 03/01/09........................     200,000     201,250
      NBTY Inc. (Series B)
       8.625% due 09/15/07.......................     550,000     518,375
      Premium Standard Farms Inc. (144A),
       9.25% due 06/15/11........................     350,000     345,625
      Stater Brothers Holdings Inc.
       10.75% due 08/15/06.......................     850,000     803,250
      Twin Laboratories Inc.
        10.25% due 05/15/06......................     260,000      96,525
      Winn Dixie Stores Inc.
        8.875% due 04/01/08......................     300,000     303,750
                                                               ----------
                                                                3,028,150
      Gaming -- 3.35%
      --------------------------------------------------------------------
      Boyd Gaming Corporation
        9.50% due 07/15/07.......................     350,000     340,375
      Circus Circus Enterprises Inc.
        9.25% due 12/01/05.......................     400,000     407,000
      MGM Mirage Inc.
        8.50% due 09/15/10.......................     600,000     622,387
      Mirage Resorts Inc.
       6.75% due 08/01/07........................     200,000     192,529
      Park Place Entertainment Corporation (144A)
       8.125% due 05/15/11.......................   1,000,000     982,500
      Station Casinos Inc.
       9.875% due 07/01/10.......................     250,000     259,062
      Trump Atlantic City Associates
       11.25% due 05/01/06.......................     800,000     532,000
                                                               ----------
                                                                3,335,853
      Health Care -- 2.47%
      --------------------------------------------------------------------
      Columbia/HCA Healthcare Corporation,
       7.25% due 05/20/08........................     200,000     194,432
      Dade International Inc. (Series B) (b)
       11.125% due 05/01/06......................     500,000      57,500
      Fresenius Medical Care Capital Trust
       (Preferred Stock).........................         150     152,625
      Healthsouth Corporation
       8.50% due 02/01/08........................   1,500,000   1,518,157
      Healthsouth Corporation
       10.75% due 10/01/08.......................     500,000     540,000
                                                               ----------
                                                                2,462,714
      Hotels & Restaurants -- 5.83%
      --------------------------------------------------------------------
      Felcor Lodging Limited Partnership (144A),
       8.50% due 06/01/11........................     700,000     668,500
      Foodmaker Corporation (Series B)
       9.75% due 11/01/03........................     150,000     152,650
      Foodmaker Inc.
       8.375% due 04/15/08.......................   1,250,000   1,228,125
      Hammon (John Q.) Hotels
       8.875% due 02/15/04.......................     250,000     246,250
      HMH Properties Inc.
       7.875% due 08/01/08.......................     150,000     144,000

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   HIGH-YIELD BOND PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                   Number
                                                 of Shares
                                                or Principal
                                                   Amount       Value
       Host Marriot
        8.375% due 02/15/06....................  $  500,000  $    488,750
       Mandalay Resort Group
        10.25% due 08/01/07....................     250,000       261,875
       Meristar Hospitality Corporation (144A),
        9.125% due 01/15/11....................   1,050,000     1,057,875
       MGM Grand Inc.
        9.75% due 06/01/07.....................     850,000       907,375
       Sbarro Inc.
        11.00% due 09/15/09....................      50,000        51,563
       Station Casinos Inc.
        8.875% due 12/01/08....................     600,000       600,000
                                                             ------------
                                                                5,806,963
       Machinery -- 0.99%
       -------------------------------------------------------------------
       Columbus McKinnon Corporation
        8.50% due 04/01/08.....................     500,000       452,500
       Flowserve Corporation
        12.25% due 08/15/10....................     500,000       535,000
                                                             ------------
                                                                  987,500
       Manufacturing -- 1.30%
       -------------------------------------------------------------------
       Briggs & Straton (144A)
        8.875% due 03/15/11....................   1,100,000     1,111,000
       Building Materials Corporation America
        7.75% due 07/15/05.....................     300,000       183,000
                                                             ------------
                                                                1,294,000
       Medical Instruments -- 1.08%
       -------------------------------------------------------------------
       Charles River Labs Inc.
        13.50% due 10/01/09....................     162,500       189,312
       Charles River Labs Inc. (Wts) (a) (144A)         250        52,744
       Fisher Scientific International Inc.
        9.00% due 02/01/08.....................     850,000       837,250
                                                             ------------
                                                                1,079,306
       Medical Services -- 2.32%
       -------------------------------------------------------------------
       Beverly Enterprises Inc. (144A)
        9.625% due 04/15/09....................     750,000       768,750
       Davita Inc. (144A)
        9.25% due 04/15/11.....................     400,000       408,000
       Lifepoint Hospitals Holdings Inc.
        10.75% due 05/15/09....................     150,000       163,500
       Tenet Healthcare Corporation
        9.25% due 09/01/10.....................     150,000       169,125
       Triad Hospitals (144A)
        8.75% due 05/01/09.....................      50,000        50,875
       Triad Hospitals Holdings Inc.
        11.00% due 05/15/09....................     700,000       754,250
                                                             ------------
                                                                2,314,500
       Oil Services -- 4.23%
       -------------------------------------------------------------------
       Chesapeake Energy Corporation (144A)
        8.125% due 04/01/11....................   1,000,000       935,000
       EOTT Energy Partners LP
        11.00% due 10/01/09....................     250,000       267,500
       Forest Oil Corporation (144A)
        8.00% due 06/15/08.....................     250,000       243,750
       Grant Prideco Inc. (144A)
        9.625% due 12/01/07....................     250,000       258,125
       Key Energy Services Inc. (144A)
        8.375% due 03/01/08....................     450,000       454,500
       Nuevo Energy Company
        9.50% due 06/01/08.....................     650,000       653,250

                                                    Number
                                                  of Shares
                                                 or Principal
                                                    Amount       Value
      Pioneer Natural Resources Company
       9.625% due 04/01/10......................  $1,275,000  $  1,397,146
                                                              ------------
                                                                 4,209,271
      Paper & Forest Products -- 0.40%
      ---------------------------------------------------------------------
      Buckeye Cellulose Corporation
       8.50% due 12/15/05.......................     400,000       396,000
      Pharmaceuticals -- 0.72%
      ---------------------------------------------------------------------
      AdvancePCS
       8.50% due 04/01/08.......................     700,000       714,000
      Printing & Publishing -- 0.32%
      ---------------------------------------------------------------------
      Nebraska Book Company Inc.
       8.75% due 02/15/08.......................     350,000       316,750
      Publishing -- 0.28%
      ---------------------------------------------------------------------
      Primedia Inc. (144A)
       8.875% due 05/15/11......................     300,000       277,500
      Retail -- 3.94%
      ---------------------------------------------------------------------
      Boyds Collection Ltd.
       9.00% due 05/15/08.......................     200,000       201,000
      Buhrmann U.S. Inc.
       12.25% due 11/01/09......................     325,000       320,125
      Cole National Group Inc.
       8.625% due 08/15/07......................     850,000       786,250
      K Mart Corporation
       9.375% due 02/01/06......................     250,000       243,903
      K Mart Corporation (144A)
       9.875% due 06/15/08......................   1,750,000     1,702,626
      J.C. Penney Company Inc.
       7.125% due 11/15/23......................     250,000       192,958
      J.C. Penney Company Inc.
       7.65% due 08/15/16.......................     400,000       316,028
      J.C. Penney Company Inc.
       8.25% due 08/15/22.......................     200,000       163,718
                                                              ------------
                                                                 3,926,608
      Semiconductors -- 0.44%
      ---------------------------------------------------------------------
      Amkor Technology Inc.
       9.25% due 05/01/06.......................     450,000       434,250
      Telecommunications -- 9.18%
      ---------------------------------------------------------------------
      Crown Castle International Corporation (c)
       0/10.625% due 11/15/07...................   1,150,000       897,000
      Crown Castle International Corporation
       9.00% due 05/15/11.......................     400,000       354,000
      Crown Castle International Corporation
       (144A)
       9.375% due 08/01/11......................     750,000       676,875
      E. Spire Communications Inc. (Wts) (a)
       (144A)...................................         300            --
      Global Crossings Holdings Ltd.
       9.625% due 05/15/08......................     350,000       276,500
      Intermedia Communications Inc.
       (Series B) (c)
       0/11.25% due 07/15/07....................     250,000       220,000
      Intermedia Communications Inc.
       (Series B)
       8.50% due 01/15/08.......................     525,000       514,500
      Level 3 Communications Inc.
       6.00% due 09/15/09.......................     550,000       140,938
      Level 3 Communications Inc.
       6.00% due 03/15/10.......................     600,000       136,500
      Loral Space & Communication
       Ltd. (Wts) (a)...........................         600           793

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   HIGH-YIELD BOND PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                Number
                                              of Shares
                                             or Principal
                                                Amount       Value
          McLeodUSA Inc. (c)
           0/10.5% due 03/01/07.............  $  700,000  $   371,000
          McLeodUSA Inc.
           11.375% due 01/01/09.............   1,300,000      819,000
          McLeodUSA Inc.
           8.125% due 02/15/09..............     350,000      185,500
          Nextel Communications (c)
           0/10.65% due 09/15/07............     900,000      635,625
          Nextel Communications (c)
           0/9.75% due 10/31/07.............     800,000      533,000
          Nextel Communications (c)
           0/9.95% due 02/15/08.............     700,000      437,500
          Nextlink Communications (c)
           0/9.45% due 04/15/08.............   1,300,000      234,000
          Nextlink Communications
           10.75% due 11/15/08..............     200,000       64,000
          Panamsat Corporation
           6.375% due 01/15/08..............   1,000,000      890,327
          Pathnet Inc. (b)
           12.25% due 04/15/08..............     250,000       17,500
          Pathnet Inc. (Wts) (a) (d) (144A).         250           --
          RCN Corporation
           0/11.125% due 10/15/07...........     750,000      255,000
          Sprint Spectrum LP (c)
           0/12.5% due 08/15/06.............     450,000      470,812
          Telecorp PCS Inc.
           10.625% due 07/15/10.............     650,000      611,000
          Time Warner Telecom Inc.
           10.125% due 02/01/11.............     450,000      405,000
                                                          -----------
                                                            9,146,370
          Textiles -- 1.41%
          ------------------------------------------------------------
          Phillips Van Heusen Corporation
           9.50% due 05/01/08...............     900,000      918,000
          Polymer Group Inc. (Series B)
           9.00% due 07/01/07...............     525,000      194,250
          Polymer Group Inc. (Series B)
           8.75% due 03/01/08...............     250,000       92,500
          Westpoint Stevens Inc.
           7.875% due 06/15/08..............     525,000      196,875
                                                          -----------
                                                            1,401,625
          Transportation -- 0.75%
          ------------------------------------------------------------
          Teekay Shipping Corporation (144A)
           8.875% due 07/15/11..............     500,000      505,000
          Trico Marine Services Inc.
           8.50% due 08/01/05...............     250,000      247,500
                                                          -----------
                                                              752,500
          Utilities -- 1.37%
          ------------------------------------------------------------
          Azurix Corporation
           10.375% due 02/15/07.............     750,000      757,500
          Ferrellgas Partners LP (Series B)
           9.375% due 06/15/06..............     600,000      603,000
                                                          -----------
                                                            1,360,500
          Waste Management -- 1.90%
          ------------------------------------------------------------
          Allied Waste North America Inc.
           7.625% due 01/01/06..............     600,000      593,250
          Allied Waste North America Inc.
           7.875% due 01/01/09..............     550,000      537,625
          Allied Waste North America Inc.
           10.00% due 08/01/09..............     500,000      513,750

                                                    Number
                                                  of Shares
                                                 or Principal
                                                    Amount       Value
      Waste Management Inc.
       7.375% due 08/01/10......................  $  250,000  $   250,930
                                                              -----------
                                                                1,895,555
      Wireless Communications -- 2.36%
      --------------------------------------------------------------------
      American Tower Corporation (144A)
       9.375% due 02/01/09......................   1,250,000    1,165,625
      Leap Wireless International Inc.
       12.50% due 04/15/10......................     450,000      297,000
      Leap Wireless International Inc. (Wts) (a)
       (144A)...................................       4,500        9,000
      Voicestream Wireless Corporation
       11.50% due 09/15/09......................     500,000      573,750
      Voicestream Wireless Corporation
       10.375% due 11/15/09.....................     264,918      302,007
                                                              -----------
                                                                2,347,382
                                                              -----------
      Total Domestic Corporate Bonds
      (Identified cost $90,656,729)..........................  79,657,550
      --------------------------------------------------------------------
      Foreign Bonds -- 12.07%
      --------------------------------------------------------------------
      Apparel & Textiles -- 0.26%
      --------------------------------------------------------------------
      Reliance Industries Ltd. (144A)
       8.25% due 01/15/27.......................     250,000      256,650
      Basic Industries -- 1.37%
      --------------------------------------------------------------------
      Cemex (144A) 12.75% due 07/15/06..........     775,000      937,750
      Cemex International Capital Inc. (144A)
       9.66% due 12/29/49.......................     400,000      428,000
                                                              -----------
                                                                1,365,750
      Broadcasting -- 0.83%
      --------------------------------------------------------------------
      Satelites Mexicanos
       10.125% due 11/01/04.....................   1,100,000      737,000
      TV Azteca (144A)
       10.50% due 02/15/07......................     100,000       95,163
                                                              -----------
                                                                  832,163
      Cable -- 2.07%
      --------------------------------------------------------------------
      Rogers Communications Inc.
       9.125% due 01/15/06......................     200,000      200,000
      Rogers Communications Inc.
       8.875% due 07/15/07......................     500,000      496,250
      Telewest Communications (c)
       0/9.25% due 04/15/09.....................   1,750,000      857,500
      Telewest Communications
       9.875% due 02/01/10......................     350,000      294,000
      Telewest Communications
       11.00% due 10/01/07......................     250,000      210,625
                                                              -----------
                                                                2,058,375
      Chemicals -- 0.15%
      --------------------------------------------------------------------
      PCI Chemicals Canada Inc. (b)
       9.25% due 10/15/07.......................     300,000      145,500
      Energy -- 0.53%
      --------------------------------------------------------------------
      YPF Sociedad Anonima
       9.125% due 02/24/09......................     500,000      532,183
      Finance -- 0.42%
      --------------------------------------------------------------------
      PDVSA Finance Ltd.
       9.375% due 11/15/07......................     400,000      418,000

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   HIGH-YIELD BOND PORTFOLIO -- (Continued)
             Portfolio of Investments (Unaudited) -- June 30, 2001

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount       Value
         Government Bond -- 2.42%
         --------------------------------------------------------------
         United Mexican States
          9.875% due 01/15/07................  $  250,000  $   273,500
         United Mexican States
          8.625% due 03/12/08................     800,000      830,000
         United Mexican States
          9.875% due 02/01/10................   1,200,000    1,307,400
                                                           -----------
                                                             2,410,900
         Oil Services -- 0.81%
         --------------------------------------------------------------
         Petroleos Mexicanos
          9.375% due 12/02/08................     750,000      804,375
         Telecommunications -- 1.82%
         --------------------------------------------------------------
         AT&T Canada Inc. Deposit Receipts
          (Class B)..........................         342       10,304
         Flag Ltd.
          8.25% due 01/30/08.................     550,000      445,500
         Flag Telecom Holdings Ltd.
          11.625% due 03/30/10...............     700,000      441,000
         Global Crossing Holdings Ltd.
          9.125% due 11/15/06................     150,000      118,125
         Rogers Cantel Inc.
          8.80% due 10/01/07.................     850,000      794,750
                                                           -----------
                                                             1,809,679
         Transportation -- 0.59%
         --------------------------------------------------------------
         Eletson Holdings Inc.
          9.25% due 11/15/03.................     350,000      350,000
         TBS International Limited
          (Common Stock) (a).................       5,000           --
         TBS International Limited
          (Preferred Stock) (a)..............       5,000           --
         TBS International Limited (Wts) (a).       2,428           --
         TBS International Limited, (Wts) (a)       2,059           --
         TBS International Limited. (Wts) (a)       8,846           --
         TBS Shipping International Ltd.
          10.00% due 07/08/08................     256,250       90,008
         TFM
          10.25% due 06/15/07................     150,000      144,750
                                                           -----------
                                                               584,758
         Wireless Communications -- 0.80%
         --------------------------------------------------------------
         Grupo Iusacell
          14.25% due 12/01/06................     750,000      798,750
                                                           -----------
         Total Foreign Bonds
         (Identified cost $13,631,948)....................  12,017,083
         --------------------------------------------------------------
         Convertible Corporate Bonds -- 0.67%
         --------------------------------------------------------------
         Telecommunications -- 0.15%
         --------------------------------------------------------------
         XO Communications Inc. (144A)
          5.75% due 01/15/09.................     750,000      146,250
         Wireless Communications -- 0.52%
         --------------------------------------------------------------
         Nextel Communications
          5.25% due 01/15/10.................     850,000      518,500
                                                           -----------
         Total Convertible Corporate Bonds
         (Identified cost $855,160).......................     664,750
         --------------------------------------------------------------

                                             Number
                                           of Shares
                                          or Principal
                                             Amount       Value
             U.S. Treasury Notes -- 0.50%
             ------------------------------------------------------
               4.00% due 04/30/03........  $  500,000  $   498,091
                                                       -----------
             Total U.S. Treasury Notes
             (Identified cost $497,948)...............     498,091
             ------------------------------------------------------
             Repurchase Agreement -- 3.93%
             ------------------------------------------------------
             State Street Bank & Trust
               Repurchase Agreement,
               3.45% due 07/02/01
               Maturity Value $3,920,127
               Collateral: GNMA
               $4,080,000, 7.375% due 01/20/25
               Value $4,020,075..........   3,919,000    3,919,000
                                                       -----------
             Total Repurchase Agreement
             (Identified cost $3,919,000).............   3,919,000
             ------------------------------------------------------
             Total Investments
             (Identified cost $109,560,785)........... $96,756,474
             Other Assets Less Liabilities -- 2.86%...   2,846,872
                                                       -----------
             Net Assets -- 100%..........              $99,603,346
             ------------------------------------------------------

(a) Non-income producing security.
(b) Security is in bankruptcy and/or is in default of interest payments. Portfolio has ceased accrual of interest.
(c) Zero-coupon or step bond. The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. Rate shown for zero-coupon bonds is the current effective yield.
(d) Security is fair valued as of June 30, 2001.
(Wts.) Warrants. Entitle the portfolio to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date. Amount reported for principal amount owned represents number of warrants held.
(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                     (This page intentionally left blank)

                         ENTERPRISE Accumulation Trust

                     Statements of Assets and Liabilities
                           June 30, 2001 (Unaudited)

                                                             AGGRESSIVE STOCK
                                                                            Small           Small
                                         Mid-Cap         Multi-Cap         Company      Company Value
                                     Growth Portfolio Growth Portfolio Growth Portfolio   Portfolio
                                     ---------------- ---------------- ---------------- -------------
Assets:
------------------------------------------------------------------------------------------------------
  Investments at value                   $575,362       $112,588,784     $82,918,860    $377,344,969
------------------------------------------------------------------------------------------------------
  Foreign currency at value
   (cost -- $134, $1,227,597)                  --                 --              --              --
------------------------------------------------------------------------------------------------------
  Collateral for securities loaned,
   at value (Note 4)                           --          7,925,329              --              --
------------------------------------------------------------------------------------------------------
  Receivable for fund shares sold           5,186             49,527          39,745         224,744
------------------------------------------------------------------------------------------------------
  Receivable for investments sold          19,859             52,288              --          42,514
------------------------------------------------------------------------------------------------------
  Dividends and interest
   receivable                                  20             34,763           8,200         310,691
------------------------------------------------------------------------------------------------------
  Due from investment adviser               3,868                 --              --              --
------------------------------------------------------------------------------------------------------
  Cash and other assets                    75,825                784           4,752             900
------------------------------------------------------------------------------------------------------
   Total assets                           680,120        120,651,475      82,971,557     377,923,818
------------------------------------------------------------------------------------------------------
Liabilities:
------------------------------------------------------------------------------------------------------
  Payable for fund shares
   redeemed                                   107             47,539              --         204,365
------------------------------------------------------------------------------------------------------
  Call options written, at market
   value (premiums received
   $12,185)                                    --                 --              --              --
------------------------------------------------------------------------------------------------------
  Payable for investments
   purchased                               22,012            823,839          15,757              --
------------------------------------------------------------------------------------------------------
  Payable due upon return of
   securities loaned (Note 4)                  --          7,925,329              --              --
------------------------------------------------------------------------------------------------------
  Forward currency contracts
   (net) payable                               --                 --              --              --
------------------------------------------------------------------------------------------------------
  Investment advisory fees
   payable                                    209             94,033          66,426         244,427
------------------------------------------------------------------------------------------------------
  Accrued expenses and other
   liabilities                              4,039             48,996          34,599         151,446
------------------------------------------------------------------------------------------------------
   Total liabilities                       26,367          8,939,736         116,782         600,238
------------------------------------------------------------------------------------------------------
Net Assets                               $653,753       $111,711,739     $82,854,775    $377,323,580
------------------------------------------------------------------------------------------------------
Net Assets:
------------------------------------------------------------------------------------------------------
Paid-in capital                          $665,510       $174,925,981     $81,310,954    $244,915,178
------------------------------------------------------------------------------------------------------
Undistributed (accumulated) net
 investment income (loss)                     191            (41,739)       (227,345)      1,575,403
------------------------------------------------------------------------------------------------------
Undistributed (accumulated) net
 realized gain (loss) on
 investments and foreign
 currency                                  (8,843)       (52,832,502)      2,695,247      95,853,427
------------------------------------------------------------------------------------------------------
Unrealized appreciation
 (depreciation) on investments
 and foreign currency
 denominated amounts                       (3,105)       (10,340,001)       (924,081)     34,979,572
------------------------------------------------------------------------------------------------------
Net Assets                               $653,753       $111,711,739     $82,854,775    $377,323,580
------------------------------------------------------------------------------------------------------
Fund shares outstanding                    67,895         12,432,825       9,792,266      13,116,197
------------------------------------------------------------------------------------------------------
Net asset value per share                   $9.63              $8.99           $8.46          $28.77
------------------------------------------------------------------------------------------------------
Investments at cost                      $578,467       $122,928,785     $83,842,941    $342,365,397
------------------------------------------------------------------------------------------------------

                                                 STOCK
                                       Capital
                                     Appreciation
                                      Portfolio    Equity Portfolio
                                     ------------  ----------------
Assets:
--------------------------------------------------------------------
  Investments at value               $ 64,254,246    $395,518,146
--------------------------------------------------------------------
  Foreign currency at value
   (cost -- $134, $1,227,597)                  --              --
--------------------------------------------------------------------
  Collateral for securities loaned,
   at value (Note 4)                           --              --
--------------------------------------------------------------------
  Receivable for fund shares sold          20,633         133,934
--------------------------------------------------------------------
  Receivable for investments sold         622,671       4,191,594
--------------------------------------------------------------------
  Dividends and interest
   receivable                              26,245          39,956
--------------------------------------------------------------------
  Due from investment adviser                  --              --
--------------------------------------------------------------------
  Cash and other assets                        46           1,520
--------------------------------------------------------------------
   Total assets                        64,923,841     399,885,150
--------------------------------------------------------------------
Liabilities:
--------------------------------------------------------------------
  Payable for fund shares
   redeemed                                26,651         604,056
--------------------------------------------------------------------
  Call options written, at market
   value (premiums received
   $12,185)                                    --              --
--------------------------------------------------------------------
  Payable for investments
   purchased                              688,910              --
--------------------------------------------------------------------
  Payable due upon return of
   securities loaned (Note 4)                  --              --
--------------------------------------------------------------------
  Forward currency contracts
   (net) payable                               --              --
--------------------------------------------------------------------
  Investment advisory fees
   payable                                 40,061         266,133
--------------------------------------------------------------------
  Accrued expenses and other
   liabilities                             29,129         177,171
--------------------------------------------------------------------
   Total liabilities                      784,751       1,047,360
--------------------------------------------------------------------
Net Assets                           $ 64,139,090    $398,837,790
--------------------------------------------------------------------
Net Assets:
--------------------------------------------------------------------
Paid-in capital                      $ 76,727,515    $410,729,765
--------------------------------------------------------------------
Undistributed (accumulated) net
 investment income (loss)                 378,876      (1,411,230)
--------------------------------------------------------------------
Undistributed (accumulated) net
 realized gain (loss) on
 investments and foreign
 currency                             (13,380,421)     66,697,964
--------------------------------------------------------------------
Unrealized appreciation
 (depreciation) on investments
 and foreign currency
 denominated amounts                      413,120     (77,178,709)
--------------------------------------------------------------------
Net Assets                           $ 64,139,090    $398,837,790
--------------------------------------------------------------------
Fund shares outstanding                10,360,072      16,406,903
--------------------------------------------------------------------
Net asset value per share                   $6.19          $24.31
--------------------------------------------------------------------
Investments at cost                  $ 63,841,126    $472,696,855
--------------------------------------------------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                 STOCK                         INTERNATIONAL/GLOBAL              DOMESTIC HYBRID           INCOME
  Equity                      Growth     Emerging  International                                         High-Yield
  Income       Growth       and Income   Countries    Growth     Worldwide  Balanced       Managed          Bond
 Portfolio    Portfolio     Portfolio    Portfolio   Portfolio    Growth    Portfolio     Portfolio      Portfolio
-----------  ------------  ------------  --------- ------------- --------- -----------  --------------  ------------
----------------------------------------------------------------------------------------------------------------------
$37,217,835  $280,627,016  $172,916,067  $282,994   $71,761,363  $420,022  $18,566,763  $1,256,673,505  $ 96,756,474
----------------------------------------------------------------------------------------------------------------------
         --            --            --       134     1,215,425        --           --              --            --
----------------------------------------------------------------------------------------------------------------------
         --            --            --        --            --        --           --              --            --
----------------------------------------------------------------------------------------------------------------------
    117,393       176,264       450,580     7,498        35,716    11,629        1,573         214,039       124,935
----------------------------------------------------------------------------------------------------------------------
    127,290     3,386,852            --        --     1,490,077     4,306       98,954       3,036,550       347,268
----------------------------------------------------------------------------------------------------------------------
     42,892        58,280        68,392        62        32,115         3      115,414       1,091,898     2,436,466
----------------------------------------------------------------------------------------------------------------------
         --            --            --     6,856            --     9,763           --              --            --
----------------------------------------------------------------------------------------------------------------------
         41         1,016           981    26,646       348,406     2,226           16             249        63,567
----------------------------------------------------------------------------------------------------------------------
 37,505,451   284,249,428   173,436,020   324,190    74,883,102   447,949   18,782,720   1,261,016,241    99,728,710
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     13,105       111,784        45,795         7        51,475         8        3,040       1,202,477        32,332
----------------------------------------------------------------------------------------------------------------------
         --            --         5,550        --            --        --           --              --            --
----------------------------------------------------------------------------------------------------------------------
    164,851            --       391,906     2,000       928,718    12,834           --         233,830            --
----------------------------------------------------------------------------------------------------------------------
         --            --            --        --            --        --           --              --            --
----------------------------------------------------------------------------------------------------------------------
         --            --            --        --       161,478        --           --              --            --
----------------------------------------------------------------------------------------------------------------------
     23,326       177,558       108,818       380        52,708       291       11,546         786,185        49,295
----------------------------------------------------------------------------------------------------------------------
     17,398       120,021        73,888     7,030        63,550     9,886        8,528       3,344,938        43,737
----------------------------------------------------------------------------------------------------------------------
    218,680       409,363       625,957     9,417     1,257,929    23,019       23,114       5,567,430       125,364
----------------------------------------------------------------------------------------------------------------------
$37,286,771  $283,840,065  $172,810,063  $314,773   $73,625,173  $424,930  $18,759,606  $1,255,448,811  $ 99,603,346
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
$38,306,394  $320,704,051  $181,970,006  $327,272   $79,865,157  $422,229  $19,421,453  $1,082,057,758  $122,397,676
----------------------------------------------------------------------------------------------------------------------
    647,450     1,649,870     2,393,785       373       336,302       731      486,757      28,534,530          (542)
----------------------------------------------------------------------------------------------------------------------
 (1,831,018)  (42,550,157)     (571,122)     (439)      856,990      (140)  (1,341,612)    148,726,943    (9,989,477)
----------------------------------------------------------------------------------------------------------------------
    163,945     4,036,301   (10,982,606)  (12,433)   (7,433,276)    2,110      193,008      (3,870,420)  (12,804,311)
----------------------------------------------------------------------------------------------------------------------
$37,286,771  $283,840,065  $172,810,063  $314,773   $73,625,173  $424,930  $18,759,606  $1,255,448,811  $ 99,603,346
----------------------------------------------------------------------------------------------------------------------
  7,040,439    53,979,519    30,533,165    32,925    13,417,088    42,189    3,903,527      54,677,598    22,420,626
----------------------------------------------------------------------------------------------------------------------
      $5.30         $5.26         $5.66     $9.56         $5.49    $10.07        $4.81          $22.96         $4.44
----------------------------------------------------------------------------------------------------------------------
$37,053,890  $276,590,715  $183,905,308  $295,427   $79,009,962  $417,912  $18,373,755  $1,260,543,925  $109,560,785
----------------------------------------------------------------------------------------------------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                           Statements of Operations
              For the Six Months Ended June 30, 2001 (Unaudited)

                                                                   AGGRESSIVE STOCK
                                               Mid-Cap       Multi-Cap           Small            Small
                                               Growth         Growth            Company          Company
                                              Portfolio      Portfolio      Growth Portfolio Value Portfolio
                                           ---------------  ------------    ---------------- ---------------
                                            05/01/01/(2)/-
Investment Income:                             06/30/01
-------------------------------------------------------------------------------------------------------------
  Dividends                                $            20  $    309,673(1)   $    72,841      $ 1,864,008
-------------------------------------------------------------------------------------------------------------
  Interest                                             894       277,584          136,454          425,041
-------------------------------------------------------------------------------------------------------------
   Total investment income                             914       587,257          209,295        2,289,049
-------------------------------------------------------------------------------------------------------------
Expenses:
-------------------------------------------------------------------------------------------------------------
  Investment advisory fees                             472       573,154          395,888        1,430,707
-------------------------------------------------------------------------------------------------------------
  Custodian and fund accounting fees                 3,270        15,507           11,310           40,368
-------------------------------------------------------------------------------------------------------------
  Reports and notices to shareholders                  361        28,947           20,973           94,160
-------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                           19           956              701            3,124
-------------------------------------------------------------------------------------------------------------
  Audit and legal fees                                 381         7,992            5,687           26,156
-------------------------------------------------------------------------------------------------------------
  Miscellaneous                                         88         2,440            2,081            9,034
-------------------------------------------------------------------------------------------------------------
    Total expenses                                   4,591       628,996          436,640        1,603,549
-------------------------------------------------------------------------------------------------------------
   Less: Expense Reimbursement                      (3,868)           --               --               --
-------------------------------------------------------------------------------------------------------------
   Total expenses, net of reimbursement                723       628,996          436,640        1,603,549
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           191       (41,739)        (227,345)         685,500
-------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net:
-------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on investments           (8,843)  (22,180,093)        (169,969)       9,629,826
-------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on foreign
   currency transactions                                --            --               --               --
-------------------------------------------------------------------------------------------------------------
  Net change in unrealized gain (loss) on
   investments and foreign currency
   denominated                                      (3,105)    7,103,249       (1,091,738)      23,631,663
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments                                       (11,948)  (15,076,844)      (1,261,707)      33,261,489
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                 $       (11,757) $(15,118,583)     $(1,489,052)     $33,946,989
-------------------------------------------------------------------------------------------------------------

                                                      STOCK
                                             Capital
                                           Appreciation     Equity
                                            Portfolio      Portfolio
                                           ------------   ------------

Investment Income:
------------------------------------------------------------------------
  Dividends                                $   199,755(1) $    380,338
------------------------------------------------------------------------
  Interest                                      80,154          69,691
------------------------------------------------------------------------
   Total investment income                     279,909         450,029
------------------------------------------------------------------------
Expenses:
------------------------------------------------------------------------
  Investment advisory fees                     246,127       1,683,896
------------------------------------------------------------------------
  Custodian and fund accounting fees            10,828          30,820
------------------------------------------------------------------------
  Reports and notices to shareholders           16,654         103,680
------------------------------------------------------------------------
  Trustees' fees and expenses                      572           3,451
------------------------------------------------------------------------
  Audit and legal fees                           4,573          28,568
------------------------------------------------------------------------
  Miscellaneous                                  1,424          10,844
------------------------------------------------------------------------
    Total expenses                             280,178       1,861,259
------------------------------------------------------------------------
   Less: Expense Reimbursement                      --              --
------------------------------------------------------------------------
   Total expenses, net of reimbursement        280,178       1,861,259
------------------------------------------------------------------------
Net investment income (loss)                      (269)     (1,411,230)
------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net:
------------------------------------------------------------------------
  Net realized gain (loss) on investments   (6,364,111)      2,844,558
------------------------------------------------------------------------
  Net realized gain (loss) on foreign
   currency transactions                           519              --
------------------------------------------------------------------------
  Net change in unrealized gain (loss) on
   investments and foreign currency
   denominated                              (3,104,988)    (63,959,175)
------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments                                (9,468,580)    (61,114,617)
------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                 $(9,468,849)   $(62,525,847)
------------------------------------------------------------------------

(1)Net of foreign taxes withheld of $4,455 for Multi-Cap Growth, $636 for Capital Appreciation, $1,113 for Equity Income, $9,938 for Growth, $13,557 for Growth and Income, $16 for Emerging Countries, $121,790 for International Growth, $359 for Balanced and $15,931 for Managed.
(2)Commencement of operations.

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                    STOCK                                     INTERNATIONAL/GLOBAL
  Equity                          Growth          Emerging        International      Worldwide
  Income         Growth         and Income        Countries          Growth           Growth
 Portfolio      Portfolio       Portfolio         Portfolio         Portfolio        Portfolio
-----------    ------------    ------------    ---------------    -------------   ---------------
                                                 05/01/01/(2)/-                    05/01/01/(2)/-
                                                    06/30/01                          06/30/01
---------------------------------------------------------------------------------------------------
$   325,094(1) $  1,326,492(1) $    953,321(1) $           277(1) $    782,885(1) $             3
---------------------------------------------------------------------------------------------------
     75,938         251,127         659,160                892           6,480              1,434
---------------------------------------------------------------------------------------------------
    401,032       1,577,619       1,612,481              1,169         789,365              1,437
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
    128,491       1,077,374         643,643                553         356,490                504
---------------------------------------------------------------------------------------------------
     10,741          25,246          22,719              6,236          61,392              9,102
---------------------------------------------------------------------------------------------------
      9,810          73,927          45,488                361          25,420                361
---------------------------------------------------------------------------------------------------
        309           2,537           1,476                 19             824                 19
---------------------------------------------------------------------------------------------------
      2,621          20,251          12,452                396           6,704                396
---------------------------------------------------------------------------------------------------
        633           6,845           3,671                 87           2,233                 87
---------------------------------------------------------------------------------------------------
    152,605       1,206,180         729,449              7,652         453,063             10,469
---------------------------------------------------------------------------------------------------
         --              --              --             (6,856)             --             (9,763)
---------------------------------------------------------------------------------------------------
    152,605       1,206,180         729,449                796         453,063                706
---------------------------------------------------------------------------------------------------
    248,427         371,439         883,032                373         336,302                731
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
     (8,056)    (14,701,844)       (333,680)              (414)     (3,075,382)              (140)
---------------------------------------------------------------------------------------------------
         --              --              --                (25)     (2,296,856)                --
---------------------------------------------------------------------------------------------------
 (2,737,240)    (24,934,752)    (16,418,630)           (12,433)    (15,202,434)             2,110
---------------------------------------------------------------------------------------------------
 (2,745,296)    (39,636,596)    (16,752,310)           (12,872)    (20,574,672)             1,970
---------------------------------------------------------------------------------------------------
$(2,496,869)   $(39,265,157)   $(15,869,278)   $       (12,499)   $(20,238,370)   $         2,701
---------------------------------------------------------------------------------------------------

        DOMESTIC HYBRID           INCOME
                                High-Yield
 Balanced         Managed          Bond
 Portfolio       Portfolio      Portfolio
-----------    -------------    -----------


---------------------------------------------
$    47,121(1) $   8,505,200(1) $     6,750
---------------------------------------------
    215,435          452,098      4,762,815
---------------------------------------------
    262,556        8,957,298      4,769,565
---------------------------------------------
---------------------------------------------
     64,646        4,933,373        292,943
---------------------------------------------
      6,491          119,801         23,264
---------------------------------------------
      4,856          330,386         23,086
---------------------------------------------
        159           11,112            710
---------------------------------------------
      1,278           91,041          6,421
---------------------------------------------
        385           25,708         27,569
---------------------------------------------
     77,815        5,511,421        373,993
---------------------------------------------
         --               --             --
---------------------------------------------
     77,815        5,511,421        373,993
---------------------------------------------
    184,741        3,445,877      4,395,572
---------------------------------------------

---------------------------------------------
   (493,169)     100,486,298     (2,418,322)
---------------------------------------------
         --               --             --
---------------------------------------------
   (860,967)    (176,470,211)     1,005,083
---------------------------------------------
 (1,354,136)     (75,983,913)    (1,413,239)
---------------------------------------------
$(1,169,395)   $ (72,538,036)   $ 2,982,333
---------------------------------------------


                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                      Statements of Changes in Net Assets

                                                                              AGGRESSIVE STOCK
                                                  Mid-Cap
                                                   Growth
                                                 Portfolio      Multi-Cap Growth Portfolio    Small Company Growth Portfolio
                                               -------------- ------------------------------  ------------------------------
                                                (Unaudited)
                                               For the Period  (Unaudited)                     (Unaudited)
                                                May 1, 2001    Six Months                      Six Months
                                                  through         Ended        Year Ended         Ended        Year Ended
                                               June 30, 2001  June 30, 2001 December 31, 2000 June 30, 2001 December 31, 2000
                                               -------------- ------------- ----------------- ------------- -----------------
From Operations:
  Net investment income (loss)                    $    191    $    (41,739)   $   (170,808)   $   (227,345)   $   (190,734)
------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on investments
   and foreign currency transactions                (8,843)    (22,180,093)    (30,652,410)       (169,969)      3,056,029
------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized gain (loss) on
   investments and foreign currency
   denominated amounts                              (3,105)      7,103,249     (27,498,816)     (1,091,738)     (4,905,508)
------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets resulting
   from operations                                 (11,757)    (15,118,583)    (58,322,034)     (1,489,052)     (2,040,213)
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                 --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investments                     --              --         (72,514)             --        (566,844)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                 --              --         (72,514)             --        (566,844)
------------------------------------------------------------------------------------------------------------------------------
From Capital Share Transactions:
  Shares sold                                      673,132      13,451,348     167,886,866      13,081,795      76,436,228
------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of distributions                                         --          72,214              --         563,525
------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                                   (7,622)    (15,335,131)    (28,810,371)    (10,798,809)    (15,761,125)
------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net
     assets resulting from capital share
     transactions                                  665,510      (1,883,783)    139,148,709       2,282,986      61,238,628
------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net
     assets                                        653,753     (17,002,366)     80,754,161         793,934      58,631,571
------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                   --     128,714,105      47,959,944      82,060,841      23,429,270
------------------------------------------------------------------------------------------------------------------------------
  End of period                                   $653,753    $111,711,739    $128,714,105    $ 82,854,775    $ 82,060,841
------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Issued                                           68,684       1,455,382      11,588,307       1,593,595       8,508,815
------------------------------------------------------------------------------------------------------------------------------
   Issued in reinvestment of distributions              --              --           5,442              --          60,659
------------------------------------------------------------------------------------------------------------------------------
   Redeemed                                           (789)     (1,705,454)     (2,188,380)     (1,341,132)     (1,785,072)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)                         67,895        (250,072)      9,405,369         252,463       6,784,402
------------------------------------------------------------------------------------------------------------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

       AGGRESSIVE STOCK                                                      STOCK
 Small Company Value Portfolio  Capital Appreciation Portfolio         Equity Portfolio             Equity Income Portfolio
 -----------------------------  ------------------------------  ------------------------------  ------------------------------
 (Unaudited)                     (Unaudited)                     (Unaudited)                     (Unaudited)
 Six Months                      Six Months                      Six Months                      Six Months
    Ended        Year Ended         Ended        Year Ended         Ended        Year Ended         Ended        Year Ended
June 30, 2001 December 31, 2000 June 30, 2001 December 31, 2000 June 30, 2001 December 31, 2000 June 30, 2001 December 31, 2000
------------- ----------------- ------------- ----------------- ------------- ----------------- ------------- -----------------
$    685,500    $     889,966    $      (269)   $    379,165    $ (1,411,230)   $  (3,162,475)   $   248,427    $    403,511
--------------------------------------------------------------------------------------------------------------------------------
   9,629,826       88,810,846     (6,364,111)     (7,016,829)      2,844,558       67,184,421         (8,056)     (1,638,413)
--------------------------------------------------------------------------------------------------------------------------------

  23,631,663      (80,732,975)    (3,104,988)     (2,067,307)    (63,959,175)     (86,087,472)    (2,737,240)      3,151,187
--------------------------------------------------------------------------------------------------------------------------------

  33,946,989        8,967,837     (9,469,368)     (8,704,971)    (62,525,847)     (22,065,526)    (2,496,869)      1,916,285
--------------------------------------------------------------------------------------------------------------------------------
          --         (534,498)            --              --              --       (3,871,356)            --        (135,133)
--------------------------------------------------------------------------------------------------------------------------------
          --      (68,596,348)            --      (3,756,057)             --     (139,476,796)            --              --
--------------------------------------------------------------------------------------------------------------------------------
          --      (69,130,846)            --      (3,756,057)             --     (143,348,152)            --        (135,133)
--------------------------------------------------------------------------------------------------------------------------------
  44,951,935      106,728,486      8,545,508      60,979,357      50,024,482      251,278,937     10,497,485      15,279,206
--------------------------------------------------------------------------------------------------------------------------------
          --       69,130,846             --       3,735,776              --      143,348,152             --         133,914
--------------------------------------------------------------------------------------------------------------------------------
 (52,845,248)    (219,989,118)    (7,920,019)    (12,400,490)    (76,575,429)    (328,622,464)    (3,542,603)    (12,362,533)
--------------------------------------------------------------------------------------------------------------------------------
  (7,893,313)     (44,129,786)       625,489      52,314,643     (26,550,947)      66,004,625      6,954,882       3,050,587
--------------------------------------------------------------------------------------------------------------------------------
  26,053,676     (104,292,795)    (8,843,879)     39,853,615     (89,076,794)     (99,409,053)     4,458,013       4,831,739
--------------------------------------------------------------------------------------------------------------------------------
 351,269,904      455,562,699     72,982,450      33,128,835     487,914,584      587,323,637     32,828,758      27,997,019
--------------------------------------------------------------------------------------------------------------------------------
$377,323,580    $ 351,269,904    $64,138,571    $ 72,982,450    $398,837,790    $ 487,914,584    $37,286,771    $ 32,828,758
--------------------------------------------------------------------------------------------------------------------------------
   1,647,010        3,509,253      1,333,513       7,558,799       1,990,759        6,301,062      1,921,537       2,906,261
--------------------------------------------------------------------------------------------------------------------------------
          --        2,647,677             --         473,482              --        4,149,006             --          25,556
--------------------------------------------------------------------------------------------------------------------------------
  (1,940,793)      (7,233,268)    (1,261,914)     (1,574,790)     (3,058,822)      (8,180,909)      (652,907)     (2,374,559)
--------------------------------------------------------------------------------------------------------------------------------
    (293,783)      (1,076,338)        71,599       6,457,491      (1,068,063)       2,269,159      1,268,630         557,258
--------------------------------------------------------------------------------------------------------------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                                                                                        STOCK

                                                                    Growth Portfolio       Growth and Income Portfolio
                                                               --------------------------  --------------------------
                                                                (Unaudited)                 (Unaudited)
                                                                Six Months    Year Ended    Six Months    Year Ended
                                                                   Ended     December 31,      Ended     December 31,
                                                               June 30, 2001     2000      June 30, 2001     2000
                                                               ------------- ------------  ------------- ------------
From Operations:
  Net investment income (loss)                                 $    371,439  $  1,279,006  $    883,032  $  1,510,920
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on investments and
   foreign currency transactions                                (14,701,844)  (27,848,215)     (333,680)     (226,132)
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized gain (loss) on investments and
   foreign currency denominated amounts                         (24,934,752)    5,092,272   (16,418,630)     (474,975)
-----------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets resulting from operations   (39,265,157)  (21,476,937)  (15,869,278)      809,813
-----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
-----------------------------------------------------------------------------------------------------------------------
  Net investment income                                                  --      (310,822)           --      (412,781)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investments                                      --    (2,664,332)           --        (5,052)
-----------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                  --    (2,975,154)           --      (417,833)
-----------------------------------------------------------------------------------------------------------------------
From Capital Share Transactions:
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                                                    32,872,739   182,382,298    34,062,542   108,499,421
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of distributions                                          --     2,972,291            --       417,006
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                                               (28,974,096)  (72,415,448)  (16,736,301)  (27,842,783)
-----------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets resulting
     from capital share transactions                              3,898,643   112,939,141    17,326,241    81,073,644
-----------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                     (35,366,514)   88,487,050     1,456,963    81,465,624
-----------------------------------------------------------------------------------------------------------------------
Net Assets:
-----------------------------------------------------------------------------------------------------------------------
  Beginning of period                                           319,206,579   230,719,529   171,353,100    89,887,476
-----------------------------------------------------------------------------------------------------------------------
  End of period                                                $283,840,065  $319,206,579  $172,810,063  $171,353,100
-----------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
-----------------------------------------------------------------------------------------------------------------------
  Issued                                                          6,078,326    29,515,169     5,702,339    17,481,834
-----------------------------------------------------------------------------------------------------------------------
  Issued in reinvestment of distributions                                --       509,827            --        65,878
-----------------------------------------------------------------------------------------------------------------------
  Redeemed                                                       (5,403,972)  (11,915,959)   (2,819,548)   (4,483,127)
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)                                         674,354    18,109,037     2,882,791    13,064,585
-----------------------------------------------------------------------------------------------------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                      INTERNATIONAL GLOBAL                                             DOMESTIC HYBRID
     Emerging          International Growth        Worldwide
Countries Portfolio          Portfolio          Growth Portfolio     Balanced Portfolio            Managed Portfolio
------------------- --------------------------  ---------------- -------------------------  -------------------------------
    (Unaudited)                                   (Unaudited)
  For the Period     (Unaudited)                 For the Period   (Unaudited)                (Unaudited)
    May 1, 2001      Six Months    Year Ended     May 1, 2001     Six Months    Year Ended   Six Months       Year Ended
      through           Ended     December 31,      through          Ended     December 31,     Ended        December 31,
   June 30, 2001    June 30, 2001     2000       June 30, 2001   June 30, 2001     2000     June 30, 2001        2000
------------------- ------------- ------------  ---------------- ------------- ------------ --------------  ---------------
     $    373       $    336,302  $    (70,061)     $    731      $   184,741  $   302,054  $    3,445,877  $    25,089,070
-----------------------------------------------------------------------------------------------------------------------------
         (434)        (5,372,238)    6,510,767          (140)        (493,169)    (848,442)    100,486,298       62,147,934
-----------------------------------------------------------------------------------------------------------------------------
      (12,433)       (15,202,434)  (30,246,834)        2,110         (860,967)     651,159    (176,470,211)     (85,248,197)
-----------------------------------------------------------------------------------------------------------------------------
      (12,499)       (20,238,370)  (23,806,128)        2,701       (1,169,395)     104,771     (72,538,036)       1,988,807
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           --                 --      (214,310)           --               --      (38,498)             --      (32,016,565)
-----------------------------------------------------------------------------------------------------------------------------
           --                 --   (10,426,778)           --               --      (64,380)             --     (496,302,842)
-----------------------------------------------------------------------------------------------------------------------------
           --                 --   (10,641,088)           --               --     (102,878)             --     (528,319,407)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
      330,355         15,218,395    79,884,225       456,176        4,116,149   10,675,274      77,932,793      209,271,465
-----------------------------------------------------------------------------------------------------------------------------
           --                 --    10,641,088            --               --      101,218              --      528,319,407
-----------------------------------------------------------------------------------------------------------------------------
       (3,083)       (21,905,291)  (89,782,714)      (33,947)      (1,350,072)  (3,501,470)   (202,809,666)  (1,050,863,758)
-----------------------------------------------------------------------------------------------------------------------------
      327,272         (6,686,896)      742,599       422,229        2,766,077    7,275,022    (124,876,873)    (313,272,886)
-----------------------------------------------------------------------------------------------------------------------------
      314,773        (26,925,266)  (33,704,617)      424,930        1,596,682    7,276,915    (197,414,909)    (839,603,486)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
           --        100,550,439   134,255,056            --       17,162,924    9,886,009   1,452,863,720    2,292,467,206
-----------------------------------------------------------------------------------------------------------------------------
     $314,773       $ 73,625,173  $100,550,439      $424,930      $18,759,606  $17,162,924  $1,255,448,811  $ 1,452,863,720
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
       33,249          2,493,859     9,514,509        45,582          846,122    2,105,460       3,344,061        6,506,126
-----------------------------------------------------------------------------------------------------------------------------
           --                 --     1,502,978            --               --       20,407              --       22,395,905
-----------------------------------------------------------------------------------------------------------------------------
         (324)        (3,574,745)  (10,963,779)       (3,393)        (278,908)    (692,348)     (8,728,962)     (31,995,234)
-----------------------------------------------------------------------------------------------------------------------------
       32,925         (1,080,886)       53,708        42,189          567,214    1,433,519      (5,384,901)      (3,093,203)
-----------------------------------------------------------------------------------------------------------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                                                                                                            INCOME
                                                                                                   High-Yield Bond Portfolio
                                                                                                ------------------------------
                                                                                                 (Unaudited)
                                                                                                 Six Months
                                                                                                    Ended        Year Ended
                                                                                                June 30, 2001 December 31, 2000
                                                                                                ------------- -----------------
From Operations:
  Net investment income (loss)                                                                  $  4,395,572    $  9,141,854
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on investments and foreign currency transactions                       (2,418,322)     (4,143,312)
--------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized gain (loss) on investments and foreign currency denominated amounts     1,005,083      (7,185,253)
--------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets resulting from operations                                      2,982,333      (2,186,711)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
--------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                                           (4,395,572)     (9,141,854)
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investments                                                                       --              --
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                                           (4,395,572)     (9,141,854)
--------------------------------------------------------------------------------------------------------------------------------
From Capital Share Transactions:
--------------------------------------------------------------------------------------------------------------------------------
  Shares sold                                                                                     25,314,682      26,765,833
--------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of distributions                                                                    4,395,572       9,141,854
--------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                                                                                (17,029,810)    (46,059,374)
--------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets resulting from capital share transactions             12,680,444     (10,151,687)
--------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                                       11,267,205     (21,480,252)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:
--------------------------------------------------------------------------------------------------------------------------------
  Beginning of period                                                                             88,336,141     109,816,393
--------------------------------------------------------------------------------------------------------------------------------
  End of period                                                                                 $ 99,603,346    $ 88,336,141
--------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
--------------------------------------------------------------------------------------------------------------------------------
  Issued                                                                                           5,451,768       5,587,208
--------------------------------------------------------------------------------------------------------------------------------
  Issued in reinvestment of distributions                                                            955,582       1,920,099
--------------------------------------------------------------------------------------------------------------------------------
  Redeemed                                                                                        (3,687,961)     (9,524,093)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)                                                                        2,719,389      (2,016,786)
--------------------------------------------------------------------------------------------------------------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                               (Unaudited)
                                                                                                              For the Period
                                                                                                                 5/01/01
Mid-Cap Growth                                                                                               through 06/30/01
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                             $ 10.00
                                                                                                                 -------
Income from investment operations:
Net investment income (loss)                                                                                        0.00/C,D/
Net realized and unrealized gain (loss) on investments                                                             (0.37)
                                                                                                                 -------
Total from investment operations                                                                                   (0.37)
                                                                                                                 -------
Less dividends and distributions:
Dividends from net investment income                                                                                  --
Distributions from capital gains                                                                                      --
                                                                                                                 -------
Total distributions                                                                                                   --
                                                                                                                 -------
Net asset value, end of period                                                                                   $  9.63
                                                                                                                 =======
Total return                                                                                                       (3.70)%/B/
Net assets end of period (000)                                                                                   $   654
Ratio of expenses to average net assets                                                                             1.15%/A/
Ratio of expenses to average net assets (excluding reimbursement)                                                   7.30%/A/
Ratio of net investment income (loss) to average net assets                                                         0.30%/A/
Ratio of net investment income (loss) to average net assets (excluding
 reimbursement)                                                                                                    (5.84)%/A/
Portfolio turnover                                                                                                     5%

                                                                         (Unaudited)                          For the Period
                                                                       Six Months Ended      Year Ended          7/15/99
Multi-Cap Growth Portfolio                                              June 30, 2001     December 31, 2000 through 12/31/1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  10.15           $  14.63           $  5.00
                                                                           --------           --------           -------
Income from investment operations:
Net investment income (loss)                                                  (0.00)/C,D/        (0.02)/C/         (0.01)/C/
Net realized and unrealized gain (loss) on investments                        (1.16)             (4.45)             9.64
                                                                           --------           --------           -------
Total from investment operations                                              (1.16)             (4.47)             9.63
                                                                           --------           --------           -------
Less dividends and distributions:
Dividends from net investment income                                             --                 --                --
Distributions from capital gains                                                 --              (0.01)               --
                                                                           --------           --------           -------
Total distributions                                                              --              (0.01)               --
                                                                           --------           --------           -------
Net asset value, end of period                                             $   8.99           $  10.15           $ 14.63
                                                                           ========           ========           =======
Total return                                                                 (11.43)%/B/        (30.59)%          192.60%/B/
Net assets end of period (000)                                             $111,712           $128,714           $47,960
Ratio of expenses to average net assets                                        1.10%/A/           1.10%             1.40%/A/
Ratio of expenses to average net assets (excluding reimbursement)              1.10%/A/           1.10%             1.52%/A/
Ratio of net investment income (loss) to average net assets                   (0.07)%/A/         (0.13)%           (0.21)/A/
Ratio of net investment income (loss) to average net assets (excluding
 reimbursement)                                                               (0.07)%/A/         (0.13)%           (0.32)/A/
Portfolio turnover                                                               40%               128%               21%


                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
-----------------------------------------------------------------------------------------------------------------------------------
                                               (Unaudited)     Year Ended    Year Ended    For the Period
                                             Six Months Ended December 31,  December 31,  12/01/98 through
Small Company Growth Portfolio                June 30, 2001       2000          1999         12/31/1998
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  8.60        $  8.50       $  5.46         $  5.00
                                                 -------        -------       -------         -------
Income from investment operations:/E/
Net investment income (loss)                       (0.02)/C/      (0.03)/C/     (0.05)/C/          --
Net realized and unrealized gain (loss) on
 investments                                       (0.12)          0.20          3.09            0.46
                                                 -------        -------       -------         -------
Total from investment operations                   (0.14)          0.17          3.04            0.46
                                                 -------        -------       -------         -------
Less dividends and distributions:
Dividends from net investment income                  --             --            --              --
Distributions from capital gains                      --          (0.07)           --              --
                                                 -------        -------       -------         -------
Total distributions                                   --          (0.07)           --              --
                                                 -------        -------       -------         -------
Net asset value, end of period                   $  8.46        $  8.60       $  8.50         $  5.46
                                                 =======        =======       =======         =======
Total return                                       (1.63)%/B/      1.90%        55.68%           9.20%/B/
Net assets end of period (000)                   $82,855        $82,061       $23,429         $   469
Ratio of expenses to average net assets             1.10%/A/       1.11%         1.40%           1.40%/A/
Ratio of expenses to average net assets
 (excluding reimbursement)                          1.10%/A/       1.11%         1.55%          60.67%/A/
Ratio of net investment income (loss) to
 average net assets                                (0.57)%/A/     (0.32)%       (0.81)%         (1.26)%/A/
Ratio of net investment income (loss) to
 average net assets (excluding
 reimbursement)                                    (0.57)%/A/     (0.32)%       (0.96)%        (60.54)%/A/
Portfolio turnover                                    21%            47%           37%              4%

                                                       (Unaudited)              For the years ended December 31,
                                                     Six Months Ended ----------------------------------------------------
Small Company Value Portfolio                         June 30, 2001     2000        1999        1998      1997      1996
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  26.19     $  31.45    $  27.36    $  26.70  $  20.22  $  18.48
                                                         --------     --------    --------    --------  --------  --------
Income from investment operations:
Net investment income (loss)                                 0.05/C/      0.07/C/     0.04/C/     0.16      0.05      0.25
Net realized and unrealized gain (loss) on
 investments                                                 2.53         0.71        6.27        2.33      8.91      1.82
                                                         --------     --------    --------    --------  --------  --------
Total from investment operations                             2.58         0.78        6.31        2.49      8.96      2.07
                                                         --------     --------    --------    --------  --------  --------
Less dividends and distributions:
Dividends from net investment income                           --        (0.05)      (0.16)      (0.08)    (0.15)    (0.12)
Distributions from capital gains                               --        (5.99)      (2.06)      (1.75)    (2.33)    (0.21)
                                                         --------     --------    --------    --------  --------  --------
Total distributions                                            --        (6.04)      (2.22)      (1.83)    (2.48)    (0.33)
                                                         --------     --------    --------    --------  --------  --------
Net asset value, end of period                           $  28.77     $  26.19    $  31.45    $  27.36  $  26.70  $  20.22
                                                         ========     ========    ========    ========  ========  ========
Total return                                                 9.85%/B/     2.52%      24.02%       9.61%    44.32%    11.21%
Net assets end of period (000)                           $377,324     $351,270    $455,563    $406,801  $365,266  $192,704
Ratio of expenses to average net assets                      0.90%/A/     0.89%       0.84%       0.85%     0.86%     0.84%
Ratio of expenses to average net assets (excluding
 reimbursement)                                              0.90%/A/     0.89%       0.84%       0.85%     0.86%     0.84%
Ratio of net investment income (loss) to average net
 assets                                                      0.38%/A/     0.23%       0.12%       0.56%     0.21%     1.35%
Ratio of net investment income (loss) to average net
 assets (excluding reimbursement)                            0.38%/A/     0.23%       0.12%       0.56%     0.21%     1.35%
Portfolio turnover                                             16%          41%         23%         37%       58%      137%

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------

                                               (Unaudited)      Year Ended   Year Ended    For the Period
                                             Six Months Ended  December 31, December 31,  12/01/98 through
Capital Appreciation Portfolio                June 30, 2001        2000         1999         12/31/1998
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  7.09         $  8.65      $  5.57         $  5.00
                                                 -------         -------      -------         -------
Income from investment operations:
Net investment income (loss)                       (0.00)/C,D/      0.05/C/     (0.03)/C/          --
Net realized and unrealized gain (loss) on
 investments                                       (0.90)          (1.20)        3.11            0.57
                                                 -------         -------      -------         -------
Total from investment operations                   (0.90)          (1.15)        3.08            0.57
                                                 -------         -------      -------         -------
Less dividends and distributions:
Dividends from net investment income                  --              --           --              --
Distributions from capital gains                      --           (0.41)          --              --
                                                 -------         -------      -------         -------
Total distributions                                   --           (0.41)          --              --
                                                 -------         -------      -------         -------
Net asset value, end of period                   $  6.19         $  7.09      $  8.65         $  5.57
                                                 =======         =======      =======         =======
Total return                                      (12.69)%/B/     (13.82)%      55.30%          11.40%/B/
Net assets end of period (000)                   $64,139         $72,982      $33,129         $   511
Ratio of expenses to average net assets             0.85%/A/        0.86%        1.16%           1.30%/A/
Ratio of expenses to average net assets
 (excluding reimbursement)                          0.85%/A/        0.86%        1.16%          63.71%/A/
Ratio of net investment income (loss) to
 average net assets                                (0.00)%/A/       0.62%       (0.41)%         (0.95)%/A/
Ratio of net investment income (loss) to
 average net assets (excluding
 reimbursement)                                    (0.00)%/A/       0.62%       (0.41)%        (63.36)%/A/
Portfolio turnover                                    50%            123%         247%              1%

                                                       (Unaudited)                For the Years Ended December 31,
                                                     Six Months Ended  -----------------------------------------------------
Equity Portfolio                                      June 30, 2001      2000         1999        1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  27.92      $  38.62     $  36.82    $  35.09  $  28.86  $  23.35
                                                         --------      --------     --------    --------  --------  --------
Income from investment operations:/E/
Net investment income (loss)                                (0.08)/C/     (0.21)/C/     0.23/C/     0.46      0.30      0.37
Net realized and unrealized gain (loss) on
 investments                                                (3.53)         0.27         4.86        3.00      7.13      5.52
                                                         --------      --------     --------    --------  --------  --------
Total from investment operations                            (3.61)         0.06         5.09        3.46      7.43      5.89
                                                         --------      --------     --------    --------  --------  --------
Less dividends and distributions:
Dividends from net investment income                           --         (0.29)       (0.52)      (0.37)    (0.32)    (0.09)
Distributions from capital gains                               --        (10.47)       (2.77)      (1.36)    (0.88)    (0.29)
                                                         --------      --------     --------    --------  --------  --------
Total distributions                                            --        (10.76)       (3.29)      (1.73)    (1.20)    (0.38)
                                                         --------      --------     --------    --------  --------  --------
Net asset value, end of period                           $  24.31      $  27.92     $  38.62    $  36.82  $  35.09  $  28.86
                                                         ========      ========     ========    ========  ========  ========
Total return                                               (12.93)%/B/    (5.18)%      15.61%       9.90%    25.76%    25.22%
Net assets end of period (000)                           $398,838      $487,915     $587,324    $621,338  $517,803  $314,907
Ratio of expenses to average net assets                      0.88%/A/      0.87%        0.82%       0.83%     0.84%     0.81%
Ratio of expenses to average net assets
 (excluding reimbursement)                                   0.88%/A/      0.87%        0.82%       0.83%     0.84%     0.81%
Ratio of net investment income (loss) to average net
 assets                                                     (0.67)%/A/    (0.55)%       0.63%       1.42%     1.42%     1.94%
Ratio of net investment income (loss) to average net
 assets (excluding reimbursement)                           (0.67)%/A/    (0.55)%       0.63%       1.42%     1.42%     1.94%
Portfolio turnover                                             16%           44%         155%         30%       17%       30%

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------
                                                              (Unaudited)     Year Ended   Year Ended   For the Period
                                                            Six Months Ended December 31, December 31, 12/01/98 through
Equity Income Portfolio                                      June 30, 2001       2000         1999        12/31/1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  5.69        $  5.37      $  5.09        $  5.00
                                                                -------        -------      -------        -------
Income from investment operations:
Net investment income (loss)                                       0.04/C/        0.08/C/      0.06/C/          --
Net realized and unrealized gain (loss) on investments            (0.43)          0.26         0.23           0.09
                                                                -------        -------      -------        -------
Total from investment operations                                  (0.39)          0.34         0.29           0.09
                                                                -------        -------      -------        -------
Less dividends and distributions:
Dividends from net investment income                                 --          (0.02)       (0.01)            --
Distributions from capital gains                                     --             --           --             --
                                                                -------        -------      -------        -------
Total distributions                                                  --          (0.02)       (0.01)            --
                                                                -------        -------      -------        -------
Net asset value, end of period                                  $  5.30        $  5.69      $  5.37        $  5.09
                                                                =======        =======      =======        =======
Total return                                                      (6.85)%/B/      6.45%        5.70%          1.80%/B/
Net assets end of period (000)                                  $37,287        $32,829      $27,997        $   465
Ratio of expenses to average net assets                            0.89%/A/       0.88%        1.05%          1.05%/A/
Ratio of expenses to average net assets
 (excluding reimbursement)                                         0.89%/A/       0.88%        1.20%         66.67%/A/
Ratio of net investment income (loss) to average net assets        1.45%/A/       1.43%        1.21%          0.54%/A/
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)                                         1.45%/A/       1.43%        1.06%        (65.07)%/A/
Portfolio turnover                                                   19%            37%          18%             0%

                                                              (Unaudited)      Year Ended    Year Ended    For the Period
                                                            Six Months Ended  December 31,  December 31,  12/01/98 through
Growth Portfolio                                             June 30, 2001        2000          1999         12/31/1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   5.99        $   6.56      $   5.27        $  5.00
                                                                --------        --------      --------        -------
Income from investment operations:
Net investment income (loss)                                        0.01/C/         0.03/C/       0.02/C/        0.00
Net realized and unrealized gain (loss) on investments             (0.74)          (0.54)         1.27           0.27
                                                                --------        --------      --------        -------
Total from investment operations                                   (0.73)          (0.51)         1.29           0.27
                                                                --------        --------      --------        -------
Less dividends and distributions:
Dividends from net investment income                                  --           (0.01)           --             --
Distributions from capital gains                                      --           (0.05)           --             --
                                                                --------        --------      --------        -------
Total distributions                                                   --           (0.06)           --             --
                                                                --------        --------      --------        -------
Net asset value, end of period                                  $   5.26        $   5.99      $   6.56        $  5.27
                                                                ========        ========      ========        =======
Total return                                                      (12.19)%/B/      (7.79)%       24.48%          5.40%/B/
Net assets end of period (000)                                  $283,840        $319,207      $230,720        $ 1,943
Ratio of expenses to average net assets                             0.84%/A/        0.83%         0.84%          1.15%/A/
Ratio of expenses to average net assets (excluding
 reimbursement)                                                     0.84%/A/        0.83%         0.84%         25.33%/A/
Ratio of net investment income (loss) to average net assets         0.26%/A/        0.45%         0.29%         (0.25)%/A/
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)                                          0.26%/A/        0.45%         0.29%        (24.43)%/A/
Portfolio turnover                                                    28%             56%           30%             1%


                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                              FINANCIAL HIGHLIGHT

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
----------------------------------------------------------------------------------------------------------------------------

                                                              (Unaudited)      Year Ended     Year Ended    For the Period
                                                            Six Months Ended  December 31,   December 31,  12/01/98 through
Growth and Income Portfolio                                  June 30, 2001        2000           1999         12/31/1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   6.20        $   6.16       $  5.11          $ 5.00
                                                                --------        --------       -------          ------
Income from investment operations:
Net investment income (loss)                                        0.03/C/         0.07/C/       0.07/C/         0.00
Net realized and unrealized gain (loss) on investments             (0.57)          (0.01)         0.98            0.11
                                                                --------        --------       -------          ------
Total from investment operations                                   (0.54)           0.06          1.05            0.11
                                                                --------        --------       -------          ------
Less dividends and distributions:
Dividends from net investment income                                  --           (0.02)           --              --
Distributions from capital gains                                      --           (0.00)/D/     (0.00)/D/          --
                                                                --------        --------       -------          ------
Total distributions                                                   --           (0.02)           --              --
                                                                --------        --------       -------          ------
Net asset value, end of period                                  $   5.66        $   6.20       $  6.16          $ 5.11
                                                                ========        ========       =======          ======
Total return                                                       (8.71)%/B/       0.91%        20.55%           2.20%/B/
Net assets end of period (000)                                  $172,810        $171,353       $89,887          $  537
Ratio of expenses to average net assets                             0.85%/A/        0.85%         0.94%           1.05%/A/
Ratio of expenses to average net assets
 (excluding reimbursement)                                          0.85%/A/        0.85%         0.94%          60.68%/A/
Ratio of net investment income (loss) to average net assets         1.03%/A/        1.09%         1.22%          (0.45)%/A/
Ratio of net investment income (loss) to average net
 assets(excluding reimbursement)                                    1.03%/A/        1.09%         1.22%          60.08%/A/
Portfolio turnover                                                     2%              6%            1%              9%

                                                                                        (Unaudited)
                                                                                      For the Period
                                                                                      5/01/01 through
Emerging Countries                                                                       06/30/01
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $ 10.00
                                                                                          -------
Income from investment operations:
Net investment income (loss)                                                                 0.01/C/
Net realized and unrealized gain (loss) on investments                                      (0.45)
                                                                                          -------
Total from investment operations                                                            (0.44)
                                                                                          -------
Less dividends and distributions:
Dividends from net investment income                                                           --
Distributions from capital gains                                                               --
                                                                                          -------
Total distributions                                                                            --
                                                                                          -------
Net asset value, end of period                                                            $  9.56
                                                                                          =======
Total return                                                                                (4.40)%/B/
Net assets end of period (000)                                                            $   315
Ratio of expenses to average net assets                                                      1.80%/A/
Ratio of expenses to average net assets (excluding reimbursement)                           17.30%/A/
Ratio of net investment income (loss) to average net assets                                  0.84%/A/
Ratio of net investment income (loss) to average net assets (excluding reimbursement)      (14.66)%/A/
Portfolio turnover                                                                              1%

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
----------------------------------------------------------------------------------------------------------------------------

                                                         (Unaudited)             For the years ended December 31,
                                                       Six Months Ended --------------------------------------------------
International Growth Portfolio                          June 30, 2001     2000         1999       1998     1997     1996
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  6.94      $   9.29     $   6.74    $  6.18  $  6.05  $  5.39
                                                           -------      --------     --------    -------  -------  -------
Income from investment operations:
Net investment income (loss)                                  0.02/C/      (0.01)/C/     0.03/C/    0.06     0.06     0.05
Net realized and unrealized gain (loss) on investments       (1.47)        (1.57)        2.74       0.84     0.26     0.63
                                                           -------      --------     --------    -------  -------  -------
Total from investment operations                             (1.45)        (1.58)        2.77       0.90     0.32     0.68
                                                           -------      --------     --------    -------  -------  -------
Less dividends and distributions:
Dividends from net investment income                            --         (0.02)       (0.12)     (0.07)   (0.04)      --
Distributions from capital gains                                --         (0.75)       (0.10)     (0.27)   (0.15)   (0.02)
                                                           -------      --------     --------    -------  -------  -------
Total distributions                                             --         (0.77)       (0.22)     (0.34)   (0.19)   (0.02)
                                                           -------      --------     --------    -------  -------  -------
Net asset value, end of period                             $  5.49      $   6.94     $   9.29    $  6.74  $  6.18  $  6.05
                                                           =======      ========     ========    =======  =======  =======
Total return                                                (20.89)%/B/   (17.21)%      42.12%     14.83%    5.26%   12.65%
Net assets end of period (000)                             $73,625      $100,550     $134,255    $91,794  $78,148  $52,768
Ratio of expenses to average net assets                       1.08%/A/      1.04%        1.01%      1.22%    1.19%    1.38%
Ratio of expenses to average net assets (excluding
 reimbursement)                                               1.08%/A/      1.04%        1.01%      1.22%    1.19%    1.38%
Ratio of net investment income (loss) to average net
 assets                                                       0.80%/A/     (0.06)%       0.41%      1.04%    1.34%    1.32%
Ratio of net investment income (loss) to average net
 assets (excluding reimbursement)                             0.80%/A/     (0.06)%       0.41%      1.04%    1.34%    1.32%
Portfolio turnover                                              47%           73%         129%        55%      28%      21%

                                                                                        (Unaudited)
                                                                                      For the Period
                                                                                      5/01/01 through
Worldwide Growth                                                                         06/30/01
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $ 10.00
                                                                                          -------
Income from investment operations:
Net investment income (loss)                                                                 0.02/C/
Net realized and unrealized gain (loss) on investments                                       0.05
                                                                                          -------
Total from investment operations                                                             0.07
                                                                                          -------
Less dividends and distributions:
Dividends from net investment income                                                           --
Distributions from capital gains                                                               --
                                                                                          -------
Total distributions                                                                            --
                                                                                          -------
Net asset value, end of period                                                            $ 10.07
                                                                                          =======
Total return                                                                                 0.70%/B/
Net assets end of period (000)                                                            $   425
Ratio of expenses to average net assets                                                      1.40%/A/
Ratio of expenses to average net assets (excluding reimbursement)                           20.76%/A/
Ratio of net investment income (loss) to average net assets                                  1.45%/A/
Ratio of net investment income (loss) to average net assets (excluding reimbursement)      (17.91)%/A/
Portfolio turnover                                                                              2%

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------

                                         (Unaudited)
                                             Six         Year Ended  For the Period
                                        Months Ended    December 31, 7/15/99 through
Balanced Portfolio                      June 30, 2001       2000       12/31/1999
-------------------------------------------------------------------------------------
Net asset value, beginning of period       $  5.14        $  5.20        $ 5.00
                                           -------        -------        ------
Income from investment operations:
Net investment income (loss)                  0.05/C/        0.11/C/       0.04/C/
Net realized and unrealized gain (loss)
 on investments                              (0.38)         (0.14)         0.16
                                           -------        -------        ------
Total from investment operations             (0.33)         (0.03)         0.20
Less dividends and distributions:
Dividends from net investment income            --          (0.01)           --
Distributions from capital gains                --          (0.02)           --
                                           -------        -------        ------
Total distributions                             --          (0.03)           --
                                           -------        -------        ------
Net asset value, end of period             $  4.81        $  5.14        $ 5.20
                                           =======        =======        ======
Total return                                 (6.42)%/B/     (0.49)%        4.00%/B/
Net assets end of period (000)             $18,760        $17,163        $9,886
Ratio of expenses to average net assets       0.91%/A/       0.95%         0.95%/A/
Ratio of expenses to average net assets
 (excluding reimbursement)                    0.91%/A/       0.95%         1.89%/A/
Ratio of net investment income (loss)
 to average net assets                        2.14%/A/       2.18%         1.93%/A/
Ratio of net investment income (loss)
 to average net assets (excluding
 reimbursement)                               2.14%/A/       2.18%         0.99%/A/
Portfolio turnover                              23%            56%           13%

                                                                             For the years ended December 31,
                                                              --------------------------------------------------------------
                                             (Unaudited)
Managed Portfolio                          Six Months Ended      2000          1999          1998        1997        1996
                                            June 30, 2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $    24.19      $    36.30    $    40.56    $    40.78  $    34.31  $    28.06
                                              ----------      ----------    ----------    ----------  ----------  ----------
Income from investment operations:
Net investment income (loss)                        0.06/C/         0.45/C/       0.50/C/       0.71        0.35        0.59
Net realized and unrealized gain (loss) on
 investments                                       (1.29)          (0.23)         2.65          2.53        8.06        5.99
                                              ----------      ----------    ----------    ----------  ----------  ----------
Total from investment operations                   (1.23)           0.22          3.15          3.24        8.41        6.58
                                              ----------      ----------    ----------    ----------  ----------  ----------
Less dividends and distributions:
Dividends from net investment income                  --           (0.75)        (0.79)        (0.43)      (0.55)      (0.06)
Distributions from capital gains                      --          (11.58)        (6.62)        (3.03)      (1.39)      (0.27)
                                              ----------      ----------    ----------    ----------  ----------  ----------
Total distributions                                   --          (12.33)        (7.41)        (3.46)      (1.94)      (0.33)
                                              ----------      ----------    ----------    ----------  ----------  ----------
Net asset value, end of period                $    22.96      $    24.19    $    36.30    $    40.56  $    40.78  $    34.31
                                              ==========      ==========    ==========    ==========  ==========  ==========
Total return                                       (5.08)%/B/       1.46%         9.22%         7.95%      24.50%      23.47%
Net assets end of period (000)                $1,255,449      $1,452,864    $2,292,467    $2,739,305  $2,672,932  $1,935,343
Ratio of expenses to average net assets             0.83%/A/        0.82%         0.76%         0.76%       0.76%       0.74%
Ratio of expenses to average net assets
 (excluding reimbursement)                          0.83%/A/        0.82%         0.76%         0.76%       0.76%       0.74%
Ratio of net investment income (loss) to
 average net assets                                 0.52%/A/        1.44%         1.23%         1.66%       1.14%       2.16%
Ratio of net investment income (loss) to
 average net assets (excluding
 reimbursement)                                     0.52%/A/        1.44%         1.23%         1.66%       1.14%       2.16%
Portfolio turnover                                    89%             19%           90%           46%         32%         29%

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS
         Or a share outstanding throughout each period is as follows:

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
---------------------------------------------------------------------------------------------------------------------

                                                   (Unaudited)             For the years ended December 31,
                                                 Six Months Ended -------------------------------------------------
High-Yield Bond Portfolio                         June 30, 2001    2000        1999        1998     1997     1996
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  4.48      $  5.06    $   5.37    $   5.71  $  5.51  $  5.31
                                                     -------      -------    --------    --------  -------  -------
Income from investment operations:
Net investment income (loss)                            0.21/C/      0.46/C/     0.46/C/     0.46     0.51     0.45
Net realized and unrealized gain (loss) on
 investments                                           (0.04)       (0.58)      (0.26)      (0.26)    0.20     0.21
                                                     -------      -------    --------    --------  -------  -------
Total from investment operations                        0.17        (0.12)       0.20        0.20     0.71     0.66
                                                     -------      -------    --------    --------  -------  -------
Less dividends and distributions:
Dividends from net investment income                   (0.21)       (0.46)      (0.46)      (0.46)   (0.51)   (0.45)
Distributions from capital gains                          --           --       (0.05)      (0.08)      --    (0.01)
                                                     -------      -------    --------    --------  -------  -------
Total distributions                                    (0.21)       (0.46)      (0.51)      (0.54)   (0.51)   (0.46)
                                                     -------      -------    --------    --------  -------  -------
Net asset value, end of period                       $  4.44      $  4.48    $   5.06    $   5.37  $  5.71  $  5.51
                                                     =======      =======    ========    ========  =======  =======
Total return                                            3.62%/B/    (2.52)%      3.86%       3.60%   13.38%   12.95%
Net assets end of period (000)                       $99,603      $88,336    $109,816    $101,865  $68,364  $34,411
Ratio of expenses to average net assets                 0.77%/A/     0.75%       0.69%       0.72%    0.77%    0.85%
Ratio of expenses to average net assets
 (excluding reimbursement)                              0.77%/A/     0.75%       0.69%       0.72%    0.77%    0.94%
Ratio of net investment income (loss) to average
 net assets                                             9.00%/A/     9.57%       8.76%       8.19%    8.47%    8.57%
Ratio of net investment income (loss) to average
 net assets (excluding reimbursement)                   9.00%/A/     9.57%       8.76%       8.19%    8.47%    8.48%
Portfolio turnover                                        41%          54%         97%        109%     175%     175%

--------
/A/Annualized.
/B/Not Annualized.
/C/Based on average shares outstanding.
/D/Less than $0.01 per share.
/E/Per share income from investment operations may vary from anticipated results due to the timing of share purchases and redemptions.


                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Notes to Financial Statements
                           June 30, 2001 (Unaudited)

1. Organization

Enterprise Accumulation Trust (the "Trust") was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value for the following portfolios: Mid-Cap Growth, Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Equity, Equity Income, Growth, Growth and Income, Emerging Countries, International Growth, Worldwide Growth, Managed, Balanced and High-Yield Bond.

The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

2. Significant Accounting Policies

Valuation of Investments -- Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when ECM believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks -- The high-yield securities in which the High-Yield Bond Portfolio may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. Foreign denominated assets held by a portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements -- Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the portfolio's holding period. Under each repurchase agreement, the portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

Written Options -- When a portfolio writes an option, an amount equal to the premium received by the portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the portfolio has realized a gain or loss. The risk associated with writing call options is that the portfolio may forego the opportunity for a profit if the market value of the underlying security increases and the option is exercised.

                         ENTERPRISE Accumulation Trust

                           June 30, 2001 (Unaudited)


Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the portfolio as unrealized appreciation or depreciation. When the contract is closed the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed.

As part of its investment program, the Portfolios may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the portfolio attempts to enter into a closing position; (3) the risk that the portfolio will lose amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, and currency prices as well as interest rates. There were no open futures contracts held in any of the portfolios at June 30, 2001.

Foreign Currency Translation -- Securities, other assets and liabilities of the Emerging Countries, International Growth and Worldwide Growth Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred; and exchange gains and losses are realized upon ultimate receipt or disbursement. The portfolios do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from the fluctuations arising due to changes in the market prices of the investments.

Forward Foreign Currency Contracts -- As part of its investment program, a portfolio may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The portfolio will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counterparties to meet their contracts and from movements in currency values.

Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

In November 2000, a revised Audit and Accounting Guide, Audits of Investment Companies, was issued, and was effective for fiscal years beginning after December 15, 2000. The revised Guide requires amortization of premiums and discounts on all fixed income securities, and classification of paydown gains and losses (formerly included in realized gains/(losses)), as part of interest income. EAT had already recognized amortization for both premium and discount on all fixed-income securities, before adoption of the Audit and Accounting Guide, thus there was no financial statement impact related thereto.

Expenses -- Each portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated based on average net assets.

Federal Income Taxes -- No provision for Federal income or excise taxes is required because the Trust intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         ENTERPRISE Accumulation Trust

                           June 30, 2001 (Unaudited)


Dividends and Distributions -- Except with respect to the High-Yield Bond Portfolio, dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. For the High-Yield Bond Portfolio, dividends from net investment income are declared daily and paid monthly and distributions from net realized capital gains, if any, are declared and paid at least annually.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to Enterprise Capital Management, Inc. ("ECM"), a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of each portfolio's average daily net assets as of the close of business each day at the following annual rates: for Small Company Value, Equity, and Managed, 0.80% for the first $400 million, 0.75% for the next $400 million, and 0.70% for average daily net assets over $800 million, 1.25% for Emerging Countries, 1.00% for Multi-Cap Growth, Small Company Growth and Worldwide Growth, 0.85% for International Growth, 0.75% for Mid-Cap Growth, Capital Appreciation, Equity Income, Growth, Growth and Income, and Balanced, and 0.60% for High-Yield Bond.

ECM has contractually agreed to limit the portfolios' expenses through May 1, 2002, to the following expense ratios: Mid-Cap Growth -- 1.15%, Multi-Cap Growth -- 1.40%, Small Company Growth -- 1.40%, Small Company Value -- 1.30%, Capital Appreciation -- 1.30%, Equity -- 1.15%, Equity Income -- 1.05%, Growth -- 1.15%, Growth and Income -- 1.05%, Emerging Countries -- 1.80%, International Growth -- 1.55%, Worldwide Growth -- 1.40%, Balanced -- 0.95%, Managed -- 1.05% and High-Yield Bond -- 0.85%.

ECM is a wholly-owned subsidiary of MONY Life Insurance Company, which is wholly-owned by MONY Group Inc. MONY Group Inc. and its subsidiaries and affiliates had the following investments in the Trust as of June 30, 2001:
Mid-Cap Growth -- $240,750, Multi-Cap Growth -- $449,500, Small Company Growth -- $423,000, Growth -- $263,000, Capital Appreciation -- $309,500, Equity
Income -- $265,000, Growth and Income -- $283,000, Emerging Countries -- $239,000, Worldwide Growth -- $251,750 and Balanced -- $240,500.

ECM has entered into subadvisory agreements with various investment advisers as Subadvisers for the Trust. A portion of the management fee received by ECM is paid to the respective Subadvisers. 1740 Advisers, Inc., a wholly-owned subsidiary of MONY Group Inc., is the Subadvisers for the Equity Income Portfolio. For the six months ended June 30, 2001, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Portfolio of $51,396 with a related payable balance of $9,330 as of June 30, 2001.

For the six months ended June 30, 2001, the following portfolios paid brokerage commissions to affiliates as follows:

Multi-Cap Growth.... $ 78,435
Small Company Growth      390
Small Company Value.  184,897
Capital Appreciation    7,117
Equity Income.......    1,290
Growth..............    9,370
Growth and Income...    2,460
Balanced............      330
Managed.............  480,631

                         ENTERPRISE Accumulation Trust

                           June 30, 2001 (Unaudited)


4. Investment Transactions

For the six months ended June 30, 2001, purchases and sales proceeds of investment securities, other than short-term investments were as follows:

                     U.S. Government Obligations       Stocks and Bonds
                     --------------------------- -----------------------------
Portfolio              Purchases       Sales       Purchases        Sales
---------             ----------    ----------   -------------- --------------
Mid-Cap Growth......         --            --    $      618,902 $       31,601
Multi-Cap Growth....         --            --        48,345,389     42,823,496
Small Company Growth         --            --        21,176,416     16,005,762
Small Company Value.         --            --        55,887,988     72,727,372
Capital Appreciation         --            --        33,490,172     31,621,295
Equity..............         --            --        69,709,420     97,985,676
Equity Income.......         --            --        11,835,636      5,998,390
Growth..............         --            --        78,693,803     83,039,367
Growth and Income...         --            --        23,254,460      2,892,888
Emerging Countries..         --            --           299,310          3,498
International Growth         --            --        39,563,326     44,257,036
Worldwide Growth....         --            --           213,550          4,306
Balanced............ $1,006,928    $  296,336         5,026,153      3,229,843
Managed.............         --            --     1,244,278,190  1,152,365,791
High-Yield Bond.....  1,749,102     1,240,215        50,279,840     36,255,328

Outstanding forward foreign currency contracts in the International Growth Portfolio at June 30, 2001 were as follows:

                                 Purchases            Net Unrealized
           Settlement ------------------------------- Appreciation/
              Date        Receive         Deliver     (Depreciation)
           ---------- --------------- --------------- --------------
            07/10/01. JPY 420,000,000 USD   3,686,798  $  (314,965)
            07/19/01  CHF   4,000,000 USD   2,476,780     (249,505)
            07/19/01. GBP   3,000,000 USD   4,434,150     (212,301)
            07/26/01. EUR  19,000,000 USD  17,658,980   (1,565,558)
            11/02/01  JPY 540,000,000 USD   4,551,393     (163,917)
                                                       -----------
                                                       $(2,506,246)
                                                       ===========
                                   Sales
                      -------------------------------
                          Receive         Deliver
                      --------------- ---------------
            07/10/01  USD   3,712,215 JPY 420,000,000      340,382
            07/19/01  USD   2,448,730 CHF   4,000,000      221,455
            07/19/01  USD   4,434,150 GBP   3,000,000      193,251
            07/26/01  USD  19,569,756 EUR  19,000,000    1,476,334
            11/02/01  USD   4,447,739 JPY 540,000,000       60,263
            11/26/01  USD   5,549,960 EUR   6,500,000       53,083
                                                       -----------
                                                         2,344,768
                                                       -----------
                                                       $  (161,478)
                                                       ===========

Transactions in call options written for the six months ended June 30, 2001, were as follows:

                                                      Number of Premiums
                                                      Contracts Received
                                                      --------- --------
Growth and Income Portfolio
Outstanding call options written at December 31, 2000     20    $  6,940
Options written......................................    105      20,284
Options expired......................................    (70)    (15,039)
                                                         ---    --------
Outstanding call options written at June 30, 2001....     55    $ 12,185
                                                         ===    ========

5. Securities Lending

Certain portfolios may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% of the market value of securities loaned. The portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the

                         ENTERPRISE Accumulation Trust

                           June 30, 2001 (Unaudited)

account of the portfolio. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case a portfolio could incur a loss. At June 30, 2001, the Multi-Cap Growth Portfolio had loaned portfolio securities with a market value of $7,614,351 and cash totaling $7,925,329 was held in the Portfolio's account at the custodian as collateral. Income earned from the loaning of portfolio securities was $4,506 and is included in interest income on the Statement of Operations.

Any cash collateral received is invested into the State Street Navigator Securities Lending Prime Portfolio.

6. Tax Basis Unrealized Gain (Loss) of Investments and Distributions

At June 30, 2001, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                        Tax          Tax
                                     Unrealized   Unrealized    Net Unrealized
Portfolio               Tax Cost        Gain         Loss        Gain (Loss)
---------            -------------- ------------ -------------  --------------
Mid-Cap Growth...... $      578,467 $     25,859 $     (28,964)  $     (3,105)
Multi-Cap Growth....    122,928,785    6,168,304   (16,508,305)   (10,340,001)
Small Company Growth     83,842,941   13,916,812   (14,840,893)      (924,081)
Small Company Value.    342,365,397   79,271,177   (44,291,605)    34,979,572
Capital Appreciation     63,841,126    3,586,168    (3,173,048)       413,120
Equity..............    472,696,855   58,120,739  (135,299,448)   (77,178,709)
Equity Income.......     37,053,890    1,976,761    (1,812,816)       163,945
Growth..............    276,590,715   22,773,191   (18,736,890)     4,036,301
Growth and Income...    183,905,308   11,345,418   (22,328,024)   (10,982,606)
Emerging Countries..        295,427        3,509       (15,942)       (12,433)
International Growth     79,009,962    4,537,933   (11,786,532)    (7,248,599)
Worldwide Growth....        417,912        4,937        (2,827)         2,110
Balanced............     18,373,755      845,709      (652,701)       193,008
Managed.............  1,260,543,925  129,304,829  (133,175,249)    (3,870,420)
High-Yield Bond.....    109,560,785    1,596,381   (14,400,692)   (12,804,311)

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures and options transactions, paydowns, market discounts, losses deferred due to wash sales, foreign currency transactions, investments in passive foreign investment companies.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to be paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

                         ENTERPRISE Accumulation Trust

                           June 30, 2001 (Unaudited)


At December 31, 2000 the following portfolios had net capital loss carryforwards for federal tax purposes of:

                                      Balance        Expires
                                    ----------- -----------------
               Multi-Cap Growth.... $28,359,571 December 31, 2008
               Capital Appreciation   6,714,243 December 31, 2008
               Equity Income.......     189,023 December 31, 2007
                                      1,588,374 December 31, 2008
                                    -----------
                                    $ 1,777,397
                                    ===========
               Growth.............. $27,848,313 December 31, 2008
               Growth and Income...     153,604 December 31, 2008
               Balanced............     827,621 December 31, 2008
               High-Yield Bond..... $ 3,401,504 December 31, 2007
                                      4,139,014 December 31, 2008
                                    -----------
                                    $ 7,540,518
                                    ===========

7. Borrowings

The Trust, and another affiliated mutual fund continue to be parties to a $50 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. There were no loans outstanding at any time during the six months ended June 30, 2001.

                         ENTERPRISE Accumulation Trust

Trustees and Principal Officers

Victor Ugolyn            Trustee, Chairman, President and Chief Executive Officer
Arthur T. Dietz          Trustee
Samuel J. Foti           Trustee
Arthur Howell            Trustee
William A. Mitchell, Jr. Trustee
Lonnie H. Pope           Trustee
Michael I. Roth          Trustee
Phillip G. Goff          Vice President and Chief Financial Officer
Catherine R. McClellan   Secretary
Herbert M. Williamson    Assistant Secretary and Treasurer

Investment Adviser
Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, Suite 450
Atlanta, Georgia 30326

Custodian and Transfer Agent
State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

Independent Accountants
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.

                         ENTERPRISE Accumulation Trust